Registration No. 811-0487
                                                        Registration No. 2-12187
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
                        Post-Effective Amendment No. 108                     [X]
                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]
                                Amendment No. 108                            [X]



                        (Check appropriate box or boxes)

                          SECURITY LARGE CAP VALUE FUND
                   (Formerly Security Growth and Income Fund)
               (Exact Name of Registrant as Specified in Charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 438-3000

                                                  Copies To:

Richard M. Goldman, President                     Amy J. Lee, Secretary
Security Large Cap Value Fund                     Security Large Cap Value Fund
One Security Benefit Place                        One Security Benefit Place
Topeka, KS 66636-0001                             Topeka, KS 66636-0001
(Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[X]  immediately upon filing pursuant to paragraph (b)
[ ]  on        pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on        pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on        pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PROSPECTUS                                  February 1, 2009

                                            Security Large Cap Value Fund
                                            Security Equity Fund(R)
                                            Security All Cap Growth Fund
                                            Security All Cap Value Fund
                                            Security Alpha  Opportunity Fund(R)
                                            Security Global Fund
                                            Security Mid Cap Value Fund
                                            Security Small Cap Growth Fund
                                            Security  Small Cap Value Fund
                                            Security  Select 25 Fund
                                            Security Mid Cap Growth Fund


                  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS
FUND INFORMATION ......................................   3
  Security Large Cap Value Fund .......................   3
  Security Equity Fund ................................   6
  Security All Cap Growth Fund ........................   9
  Security All Cap Value Fund .........................  11
  Security Alpha Opportunity Fund .....................  13
  Security Global Fund ................................  18
  Security Mid Cap Value Fund .........................  21
  Security Small Cap Growth Fund ......................  24
  Security Small Cap Value Fund .......................  27
  Security Select 25 Fund .............................  29
  Security Mid Cap Growth Fund ........................  32
FEES AND EXPENSES OF THE FUNDS ........................  35
DESCRIPTIONS OF PRINCIPAL RISKS .......................  40
  Market Risk .........................................  40
  Smaller Companies ...................................  40
  Value Stocks ........................................  40
  Growth Stocks .......................................  40
  Short Sales .........................................  40
  Management Risk .....................................  40
  Foreign Securities ..................................  41
  Emerging Markets ....................................  41
  Equity Derivatives ..................................  41
  Leverage ............................................  41
  Non-Diversification .................................  41
  Investment in Investment Vehicles ...................  41
  Restricted Securities ...............................  42
  Active Trading ......................................  42
  Technology Stocks ...................................  42
  Overweighting .......................................  42
  Interest Rate Risk ..................................  42
  Credit Risk .........................................  42
  Liquidity Risk ......................................  42
PORTFOLIO HOLDINGS ....................................  43

INVESTMENT MANAGER ....................................  43
  Management Fees .....................................  43
  Portfolio Managers ..................................  43
SUB-ADVISERS ..........................................  45
  Portfolio Managers ..................................  45
BUYING SHARES .........................................  47
  Customer Identification and Verification ............  47
  Market Timing/Short-Term Trading ....................  47
  Class A Shares ......................................  48
  Class A Distribution Plan ...........................  49
  Class B Shares ......................................  49
  Class B Distribution Plan ...........................  50
  Class C Shares ......................................  50
  Class C Distribution Plan ...........................  50
  Waiver of Deferred Sales Charge .....................  50
  Revenue Sharing Payments ............................  51
SELLING SHARES ........................................  51
  By Mail .............................................  51
  By Telephone ........................................  52
  By Broker ...........................................  52
  Payment of Redemption Proceeds ......................  52
  Redemption Charge (Global
  Fund Class A Shares) ................................  52
DIVIDENDS AND TAXES ...................................  52
  Tax on Distributions ................................  52
  Taxes on Sales or Exchanges .........................  53
  Backup Withholding ..................................  53
DETERMINATION OF NET ASSET VALUE ......................  53
SHAREHOLDER SERVICES ..................................  54
  Accumulation Plan ...................................  54
  Systematic Withdrawal Program .......................  54
  Exchange Privilege ..................................  54
  Retirement Plans ....................................  56
GENERAL INFORMATION ...................................  57
  Shareholder Inquiries ...............................  57
FINANCIAL HIGHLIGHTS ..................................  57
APPENDIX A - REDUCED SALES CHARGES ....................  75
  Class A Shares ......................................  75
  Rights of Accumulation ..............................  75
  Statement of Intention ..............................  75
  Reinstatement Privilege .............................  75
  Purchases at Net Asset Value ........................  75


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                                       2

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FUND INFORMATION


Listed below are the investment objectives, principal investment strategies, principal risks and past performance for each Fund. The Board of Directors may change the Funds' investment objectives and strategies at any time without shareholder approval. A Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. As with any investment, there can be no guarantee the Funds will achieve their investment objectives.


Security Large Cap Value Fund

FUND FACTS
 Objective: Long-term growth of capital
 Benchmark: Russell 1000 Value Index

---------------------
INVESTMENT OBJECTIVE
---------------------

The Large Cap Value Fund seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------


The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 1000 Value Index. As of December 31, 2008, the index consisted of securities of companies with capitalizations that ranged from $24 million to $421.8 billion. The Fund's investments may include common stocks, American Depositary Receipts ("ADRs"), preferred stocks, futures and options, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers.

In choosing securities, Security Investors, LLC (the "Investment Manager") primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Fund may, consistent with its status as a diversified mutual fund, focus its investments in a limited number of issuers.


The Fund may invest a portion of its assets in futures contracts, options on futures contracts, and options on securities. These instruments are used to hedge the Fund's portfolio, to maintain exposure to the equity markets, or to increase returns.


The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Fund may use these investments as a way of managing its cash position, or to gain exposure to the equity markets or a particular sector of the equity markets, while maintaining liquidity.


The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager's expectations, among other reasons.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

---------------
PRINCIPAL RISKS
---------------

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

EQUITY DERIVATIVES RISK - Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

FOREIGN SECURITIES RISK - Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

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                                       3

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INVESTMENT IN INVESTMENT  VEHICLES RISK - Investing in other investment vehicles subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying vehicles' expenses.


LEVERAGE RISK - The Fund's use of leverage may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.


MARKET RISK - The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.


OVERWEIGHTING RISK - Overweighting investments in certain sectors or industries of the stock market increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

Additional information on these risks is available in the section titled "Descriptions of Principal Risks" beginning on page 40 of this prospectus.

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                                       4

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----------------
PAST PERFORMANCE
----------------

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year and by showing how the Fund's average annual returns have compared to those of broad measures of market performance. The table also shows how the Fund's average annual total returns for the periods indicated compare to those of a broad measure of market performance. Fee waivers and/or reimbursements may have reduced expenses of the Fund, and in the absence of such waivers and/or reimbursements, the performance quoted would be reduced. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar chart does not reflect the impact of taxes on distributions or the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for the Fund's Class A shares include a deduction of the 5.75% front-end sales charge. Class B shares include a deduction of the appropriate deferred sales charge (5% in the first year declining to 0% in the sixth and later years). Class C shares include a deduction of the deferred sales charge of 1% in the first year.


HIGHEST AND LOWEST RETURNS
(Quarterly 1999-2008)

HIGHEST QUARTER
Q2 ended June 30, 2003                 14.92%

LOWEST QUARTER
Q3 ended September 30, 2002            (19.05)%

1999  2.5%
2000 (7.2)%
2001 (5.6)%
2002 (24.2)%
2003 27.3%
2004 10.1%
2005 9.6%
2006 20.8%
2007 4.6%
2008 (38.3)%

1 The Dreyfus Companies served as the sub-adviser to the Fund between January 1, 2001 and July 1, 2005. Before January 1, 2001 and since July 1, 2005, advisory services were provided by the Investment Manager.

Average Annual Total Returns
(through December 31, 2008)

                                                                                   10 Years/
                                                                 1 Year   5 Years  Inception
Class A
  Return Before Taxes                                            (41.88)% (2.38)%  (2.60)%
  Return After Taxes on Distributions(1)                         (42.16)% (2.66)%  (2.90)%
  Return After Taxes on Distributions and Sale of Fund Shares(1) (27.14)% (2.03)%  (2.25)%
Class B                                                          (41.16)% (2.04)%  (2.70)%
Class C                                                          (39.42)% (1.96)%  (2.74)%(2)
Russell 1000 Value Index
  (reflects no deduction for fees, expenses or taxes)(3)         (36.85)% (0.79)%   1.36%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning January 29, 1999 (date of inception) to December 31, 2008.

3 The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 Value Index companies with lower forecasted growth values.

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                                       5

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Security Equity Fund

----------
FUND FACTS
----------

 Objective: Long-term growth of capital
 Benchmark: S&P 500 Index

--------------------
INVESTMENT OBJECTIVE
--------------------

The Equity Fund seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include ADRs and convertible securities. The Fund typically invests in the equity securities of domestic and foreign companies whose total market value is $5 billion or greater at the time of purchase.

The Fund pursues its objective by investing, under normal market conditions, approximately 50% of its total assets according to a Large Cap Growth strategy managed by the Investment Manager and approximately 50% of its total assets to a Large Cap Value strategy managed by the Investment Manager.

The Investment Manager manages its allocation of the Fund's assets according to each respective strategy, and the trading decisions with respect to each strategy are made independently. In order to maintain the target allocations between the two strategies, all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) will be divided between the two strategies, as appropriate. The Investment Manager will rebalance the allocation to the Fund's strategies promptly to the extent the percentage of the Fund's assets allocated to either strategy equals or exceeds 60% of the Fund's total assets.

The Investment Manager in its discretion may make adjustments if either of the strategies becomes over- or under-weighted as a result of market appreciation or depreciation. Accordingly, the performance of the Fund could differ from the performance of each strategy if either had been maintained as a separate portfolio. As a consequence of the Investment Manager's efforts to maintain assets between the two strategies at the targeted percentages, the Investment Manager will allocate assets and rebalance when necessary by (1) allocating cash inflow to the strategy that is below its targeted percentage or (2) selling securities in the strategy that exceeds its targeted percentage with proceeds being reallocated to the strategy that is below its targeted percentage.


In choosing equity securities, the Investment Manager uses a blended approach, investing in growth stocks and value stocks and may invest in a limited number of industries or industry sectors, including the technology sector. Growth-oriented stocks are stocks of established companies that typically have a record of consistent earnings growth. The Investment Manager typically chooses growth-oriented companies through a combination of a qualitative top-down approach in reviewing growth trends that is based upon several fixed income factors, such as bond spreads and interest rates, and a quantitative fundamental bottom-up approach. The Investment Manager will also invest in value-oriented stocks. Value-oriented companies appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of qualitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Fund typically sells a security when the reasons for buying it no longer apply, when the company begins to show deteriorating fundamentals or poor relative performance, or falls short of the Investment Manager's expectations.


The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns.


The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.


Although the Fund primarily invests in securities issued by domestic companies, there is no limit in the amount that the Fund may invest in securities issued by foreign companies.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the

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                                       6

--------------------------------------------------------------------------------

Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

---------------
PRINCIPAL RISKS
---------------

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

ACTIVE TRADING RISK - Active trading, also called "high turnover," may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders. It may also result in short-term capital gains, which have a negative tax effect.

EQUITY DERIVATIVES RISK - Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

FOREIGN SECURITIES RISK - Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

INVESTMENT IN INVESTMENT VEHICLES RISK - Investing in other investment vehicles subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying vehicles' expenses.


LEVERAGE RISK - The Fund's use of leverage may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.


MARKET RISK - The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

OVERWEIGHTING RISK - Overweighting investments in certain sectors or industries of the stock market increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

TECHNOLOGY STOCKS RISK - Stocks of companies involved in the technology sector may be very volatile.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

Additional information on these risks is available in the section titled "Descriptions of Principal Risks" beginning on page 40 of this prospectus.

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                                       7

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----------------
PAST PERFORMANCE
----------------

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year and by showing how the Fund's average annual returns have compared to those of broad measures of market performance. The table also shows how the Fund's average annual total returns for the periods indicated compare to those of a broad measure of market performance. Fee waivers and/or reimbursements may have reduced expenses of the Fund, and in the absence of such waivers and/or reimbursements, the performance quoted would be reduced. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar chart does not reflect the impact of taxes on distributions or the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for the Fund's Class A shares include a deduction of the 5.75% front-end sales charge. Class B shares include a deduction of the appropriate deferred sales charge (5% in the first year declining to 0% in the sixth and later years). Class C shares include a deduction of the deferred sales charge of 1% in the first year.

   HIGHEST AND LOWEST RETURNS
   (Quarterly 1999-2008)


   HIGHEST QUARTER
   Q2 ended June 30, 2003              12.38%


   LOWEST QUARTER
   Q4 ended December 31, 2008          (22.03)%

1999  11.0%
2000 (12.5)%
2001 (11.9)%
2002 (23.6)%
2003  20.9%
2004   7.4%
2005   3.8%
2006  12.0%
2007  (5.1)%
2008 (37.6)%

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2008)

                                                                                            10 Years/
Class A                                                                1 Year    5 Years    Inception
  Return Before Taxes                                                 (41.11)%   (6.97)%    (5.76)%
  Return After Taxes on Distributions(1)                              (41.24)%   (8.15)%    (6.71)%
  Return After Taxes on Distributions and Sale of Fund Shares(1)      (26.72)%   (5.52)%    (4.50)%
Class B                                                               (41.10)%   (6.79)%    (5.83)%
Class C                                                               (38.70)%   (6.55)%    (6.20)%(2)
S&P  500  Index
 (reflects  no deduction  for fees,  expenses or taxes)(3)            (37.00)%   (2.19)%    (1.38)%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning January 29, 1999 (date of inception) to December 31, 2008.

3 The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

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                                       8

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Security All Cap Growth Fund

----------
FUND FACTS
----------

 Objective: Long-term growth of capital
 Benchmark: Russell 3000 Growth Index

--------------------
INVESTMENT OBJECTIVE
--------------------

The All Cap Growth Fund seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------


The Fund pursues its objectives by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in common stocks. The Fund will invest in common stocks of companies that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 3000 Growth Index, which includes companies with micro- to large-capitalizations. As of December 31, 2008, the index consisted of securities of companies with capitalizations that ranged from $8 million to $421.8 billion.


The Fund's investments include common stocks and may also include rights, warrants, ADRs, preferred stocks, futures and options, convertible debt, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers. Although the Fund primarily invests in securities issued by domestic companies, there is no limit in the amount that the Fund may invest in securities issued by foreign companies.


At times, the Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity. Certain investment vehicles' securities and other securities in which the Fund may invest are restricted securities, which may be illiquid.

The Investment Manager uses a combination of a qualitative approach in reviewing growth trends that is based upon several fixed income factors, such as bond spreads and interest rates, along with a quantitative fundamental bottom-up approach in selecting growth stocks. The Investment Manager chooses a portfolio of securities that it believes are attractively valued with the greatest potential for long-term growth of capital and may invest in a limited number of securities, industries, or industry sectors. Equity securities considered to have appreciation potential may include securities of smaller and less mature companies, which have unique proprietary products or profitable market niches and the potential to grow very rapidly. The allocation among micro to large capitalization securities can vary, and the Investment Manager will use the fixed income factors analysis as a guide in determining the allocation of securities among micro to large capitalization companies.

The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund.


The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

---------------
PRINCIPAL RISKS
---------------

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

ACTIVE TRADING RISK - Active trading, also called "high turnover," may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders. It may also result in short-term capital gains, which have a negative tax effect.

EQUITY DERIVATIVES RISK - Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------

illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

FOREIGN SECURITIES RISK - Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.


LEVERAGE RISK - The Fund's use of leverage may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.


LIQUIDITY RISK - Investments are subject to liquidity risk when they are difficult to purchase or sell.

MARKET RISK - The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

OVERWEIGHTING RISK - Overweighting investments in certain sectors or industries of the stock market increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

RESTRICTED SECURITIES RISK - Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk which may result in substantial losses to the Fund.


SMALLER COMPANIES RISK - The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.


Additional information on these risks is available in the section titled "Descriptions of Principal Risks" beginning on page 40 of this prospectus.

----------------
PAST PERFORMANCE
----------------

No performance information is shown for the Fund because it had not yet operated for a full calendar year as of December 31, 2008. Performance information for the Fund will appear in a future version of the prospectus once the Fund has a full calendar year of performance information to report.

--------------------------------------------------------------------------------
                                       10

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--------------------------------------------------------------------------------

Security All Cap Value Fund

----------
FUND FACTS
----------

 Objective: Long-term growth of capital
 Benchmark: Russell 3000 Value Index

--------------------
INVESTMENT OBJECTIVE
--------------------

The All Cap Value Fund seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------


The Fund pursues its objectives by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in common stocks. The Fund will invest in common stocks of companies that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 3000 Value Index, which includes companies with micro- to large-capitalizations. As of December 31, 2008, the index consisted of securities of companies with capitalizations that ranged from $7 million to $421.8 billion.


The Fund's investments include common stocks and may also include rights, warrants, ADRs, preferred stocks, futures and options, convertible debt, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers. Although the Fund primarily invests in securities issued by domestic companies, there is no limit in the amount that the Fund may invest in securities issued by foreign companies.


At times, the Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Fund may use these index-based investments as a way of managing its cash position to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment vehicles' securities and other securities in which the Fund may invest are restricted securities, which may be illiquid.


In choosing securities, the Investment Manager primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows and may invest in a limited number of industries or industry sectors, including the technology sector. The Investment Manager uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager's expectations, among other reasons.

The Fund may invest a portion of its assets in futures contracts, options on futures contracts, and options on securities to hedge the Fund's portfolio, to maintain exposure to the equity markets, or to increase returns.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

---------------
PRINCIPAL RISKS
---------------

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

EQUITY DERIVATIVES RISK - Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

FOREIGN SECURITIES RISK - Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

INVESTMENT IN INVESTMENT VEHICLES RISK - Investing in other investment vehicles subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease.

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------

Moreover, the Fund will incur its pro rata share of the expenses of the underlying vehicles' expenses.


LEVERAGE RISK - The Fund's use of leverage may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.


LIQUIDITY RISK - Investments are subject to liquidity risk when they are difficult to purchase or sell.

MARKET RISK - The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

RESTRICTED SECURITIES RISK - Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk which may result in substantial losses to the Fund.


SMALLER COMPANIES RISK - The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.


VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

Additional information on these risks is available in the section titled "Descriptions of Principal Risks" beginning on page 40 of this prospectus.

----------------
PAST PERFORMANCE
----------------

No performance information is shown for the Fund because it had not yet operated for a full calendar year as of December 31, 2008. Performance information for the Fund will appear in a future version of the prospectus once the Fund has a full calendar year of performance information to report.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------

Security Alpha Opportunity Fund

----------
FUND FACTS
----------

 Objective: Long-term growth of capital
 Benchmark: S&P 500 Index
 Sub-Adviser: Mainstream Investment Advisers, LLC and Security Global Investors,
              LLC

--------------------
INVESTMENT OBJECTIVE
--------------------

The Alpha Opportunity Fund seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by investing, under normal market conditions, approximately 37.5% of its total assets according to a long/short strategy with an emphasis on securities of domestic issuers managed by Mainstream Investment Advisers, LLC ("Mainstream" and the "Mainstream Sub-Portfolio"), one of the Fund's sub-advisers, 37.5% of its total assets according to a long/short strategy with an emphasis on securities of non-U.S. issuers managed by Security Global Investors, LLC ("SGI" and the "SGI Sub-Portfolio"), another of the Fund's sub-advisers, and 25% of its total assets, managed directly by the Investment Manager, in a portfolio of equity securities, equity derivatives and fixed income securities (the "Investment Manager Sub-Portfolio") that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the
"S&P 500 Index"). Mainstream, SGI and the Investment Manager each manages its allocation of the Fund's assets according to its respective strategy, and their trading decisions are made independently.

"Alpha" in the Fund's name refers to the potential for the Fund's portfolio to achieve returns that are favorable relative to the amount of risk taken. Of course, there is no guarantee that the Fund will achieve its objective of long-term growth of capital, and an investment in the Fund involves significant risk.

The Fund has a target allocation of approximately 37.5% of total assets in the Mainstream Sub-Portfolio, 37.5% of total assets in the SGI Sub-Portfolio and 25% of total assets in the Investment Manager Sub-Portfolio to be managed in accordance with the respective strategies of each sub-portfolio. All daily cash inflows and outflows will be allocated to the Investment Manager Sub-Portfolio of the Fund. Approximately once a month, the Investment Manager will review the allocations in each of the sub-portfolios. When the Investment Manager Sub-Portfolio is greater than 25% or less than 15% of the Fund's total assets, the Investment Manager usually will rebalance the Fund's portfolio by reallocating the assets among the sub-portfolios so that the Fund returns to the target allocation. The Investment Manager will also usually rebalance the SGI and Mainstream Sub-Portfolios of the Fund when the difference between those sub-portfolios is more than 10% of the Fund's total assets so that the percentage of the Fund's total assets in each of the Mainstream and SGI Sub-Portfolios returns to approximately 37.5%.

The Fund may invest up to 50% of its net assets in foreign securities, not including ADRs. ADRs are dollar-denominated receipts issued generally by U.S.
banks, which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Each of the Fund's sub-portfolios can invest in foreign securities although the SGI Sub-Portfolio will invest a larger portion of its assets in foreign securities so that the assets in the SGI Sub-Portfolio generally will be diversified among investments in a number of different countries throughout the world. The Fund may invest in issuers of any size, including small-capitalization issuers.

Certain investment vehicles' securities in which the Fund may invest may be illiquid.

Under adverse or unstable market conditions, the Fund (or each of its sub-portfolios) could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Strategies of the Mainstream Sub-Portfolio: The Fund pursues its domestic long/short strategy by investing primarily in publicly-traded equity securities, principally common stocks, but to a lesser degree in exchange traded funds and other securities with equity characteristics. If there are an insufficient number of available securities meeting the purchase criteria of Mainstream, the Fund may also hold a portion of its assets in cash and money market instruments, and such holdings may be substantial. Dividend and interest income will be an incidental consideration. The Fund may engage in short sales of securities believed to be overvalued.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------

Mainstream seeks to identify individual stocks with solid underlying financial fundamentals, trading at levels representing value relative to the market generally. Mainstream uses technical and fundamental methods of analysis to choose stocks for the Fund's portfolio. The technical analyses used include a relative strength index ("RSI"), price moving averages and price relative to historical market averages.

Mainstream also uses bottom-up analysis by evaluating the 2,000 or so most actively traded stocks in the marketplace. The bottom-up analysis reviews stock prices in relationship to their stock price moving averages and ranks them by their RSIs. A purchase candidate is identified as a stock that is at fair value or undervalued to the marketplace. A sale candidate is identified as a stock that is expensive or overbought. These action candidates are then grouped by industry. Mainstream prefers that the candidates are concentrated in a particular industry. Mainstream also considers the industry and underlying financial fundamentals of the action candidates. Where the fundamentals are positive relative to their valuations, the stocks may be purchased. Stocks with high RSIs may be sold. Stocks with high RSIs and deteriorating fundamentals may be sold short.

A top-down evaluation of the stock and bond markets, primarily based on their RSIs, is also used. A high RSI may indicate that the marketplace is expensive or overbought; conversely, a low RSI may indicate that the marketplace is inexpensive or oversold. Mainstream uses the RSI in combination with an analysis of the short-term outlook for corporate earnings, interest rates, currencies and commodities to determine the overall stock to cash and long stock to short stock allocations.

Mainstream actively manages its portion of the Fund's portfolio and will buy and sell securities frequently.

Strategies of the SGI Sub-Portfolio: The Fund pursues a global long/short strategy by holding long (purchasing) foreign and domestic common stocks or convertible stocks of companies SGI believes will outperform the market and by selling short those securities believed to be overvalued or expected to underperform the market.

SGI may also invest a portion of the Fund's assets in options, futures contracts and foreign currencies, which may be used to hedge its portion of the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. SGI may engage in short sales of securities believed to be overvalued or expected to underperform the market. SGI may also invest in emerging market countries.

SGI uses both quantitative and qualitative techniques to identify long and short investment opportunities. SGI's universe of securities begins with the 5,000 largest publicly traded companies globally. Through quantitative screening and fundamental analysis, SGI narrows the universe of securities to a list of long and short investment opportunities. SGI then builds a portfolio of securities designed to maximize the absolute returns of the sub-portfolio from SGI's selection methodology while working to maintain prudent risk controls.

SGI will consider buying a security that is not currently held in its sub-portfolio when the security candidate has passed through the research process and SGI believes that there is a potential for upside price movement over the following year with a return to risk ratio that meets SGI's criteria. In the case of a security already held in its sub-portfolio, SGI will consider adding to the position in the event the security has been unusually weak in the market based on SGI's analysis and SGI continues to believe that the one year price objective is valid. SGI will consider selling a security if SGI believes that the price objective is no longer valid. SGI may also reduce a position in its sub-portfolio with respect to a security if the position approaches its price objective and the risk/return is deteriorating. SGI makes additions and reductions in its portion of the Fund's portfolio and will buy and sell securities frequently.

Strategies of the Investment Manager Sub-Portfolio: With respect to the portion of the Fund that it manages, the Investment Manager seeks investment returns that are similar to those of the S&P 500 Index by primarily investing in equity derivatives, such as futures contracts, options on futures contracts, and equity options. An equity derivative is a financial instrument whose value depends on, or is "derived" from, the value of an underlying asset or index, such as the S&P 500 Index. Using S&P 500 equity derivatives, the Investment Manager can obtain investment exposure to the S&P 500 Index equal to the net asset value of the portion of the Fund that it manages with a fraction of the assets that would be needed to purchase an equivalent amount of equity securities directly. Getting magnified investment exposure on a small investment is referred to as "leverage," and it can increase the volatility of the Fund's performance. However, because the Fund ultimately is responsible for the entire amount of the investment exposure under an equity derivative, the Investment Manager will manage

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------

the remainder of its portion of the Fund so that any leverage achieved through equity derivatives is completely offset by other investments. While there are a number of ways of offsetting the leverage achieved through equity derivatives, the Investment Manager generally will do so by investing in fixed income securities in an amount sufficient to meet the Fund's obligations under the equity derivatives.

The Investment Manager actively manages the fixed income securities with a view toward enhancing the Fund's total return and recouping some of the transaction and financing costs associated with investing in equity derivatives, which are reflected in the operating costs of the Fund. The Fund's overall portfolio duration for its investments in fixed income securities is normally not expected to exceed one year. The fixed income securities in which the Fund may invest include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; corporate debt securities of U.S. issuers, including mortgage backed and other asset-backed securities; and bank certificates of deposit, fixed time deposits and bankers' acceptances.

Although the Investment Manager does not normally invest this portion of the Fund's portfolio directly in S&P 500 securities, when equity derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest in a "basket" of S&P 500 stocks. The S&P 500 Index is a well known stock market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return of the S&P 500 Index itself. The Investment Manager may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests.

Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500 Index. The Fund may also invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor's Depositary Receipts.

---------------
PRINCIPAL RISKS
---------------

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

ACTIVE TRADING RISK - Active trading, also called "high turnover," may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders. It may also result in short-term capital gains, which have a negative tax effect.

CREDIT RISK - The Fund could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond.

EMERGING MARKETS RISK - Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries.

EQUITY DERIVATIVES RISK - Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

FOREIGN SECURITIES RISK - Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

INTEREST RATE RISK - Investments in fixed income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Fund's securities, and share price to decline. Fixed income securities with longer durations are subject to more volatility than those with shorter DURATIONS.

INVESTMENT IN INVESTMENT VEHICLES RISK - Investing in other investment vehicles subjects the Fund to those risks affecting the investment vehicle, including the

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------

possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying vehicles' expenses.


LEVERAGE RISK - The Fund's use of leverage may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.


LIQUIDITY RISK - Investments are subject to liquidity risk when they are difficult to purchase or sell.

MANAGEMENT RISK - Mainstream will apply investment techniques and risk analyses in making investment decisions, but there can be no assurances that these will achieve the Fund's objective. Mainstream could poorly execute an investment strategy or could use investment techniques or invest in securities inconsistent with the Fund's investment strategy.

MARKET RISK - The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

OVERWEIGHTING RISK - Overweighting investments in certain sectors or industries of the stock market increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.


SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALLER COMPANIES RISK - The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.


VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

Additional information on these risks is available in the section titled "Descriptions of Principal Risks" beginning on page 40 of this prospectus.

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                                       16

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-----------------
PAST PERFORMANCE*
-----------------

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year and by showing how the Fund's average annual returns have compared to those of broad measures of market performance. The table also shows how the Fund's average annual total returns for the periods indicated compare to those of a broad measure of market performance. Fee waivers and/or reimbursements may have reduced expenses of the Fund, and in the absence of such waivers and/or reimbursements, the performance quoted would be reduced. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar chart does not reflect the impact of taxes on distributions or the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for the Fund's Class A shares include a deduction of the 5.75% front-end sales charge. Class B shares include a deduction of the appropriate deferred sales charge (5% in the first year declining to 0% in the sixth and later years). Class C shares include a deduction of the deferred sales charge of 1% in the first year.

HIGHEST AND LOWEST RETURNS
(Quarterly 2004-2008)


HIGHEST QUARTER
Q1 ended March 31, 2006        9.72%

LOWEST QUARTER
Q4 ended December 31, 2008   (22.65)%

2004  12.3%
2005   7.1%
2006  12.4%
2007  18.1%
2008 (35.1)%

* Effective August 18, 2008, certain changes to Alpha Opportunity Fund's principal investment strategies, management fees and sub-advisers became effective, including the addition of Security Global Investors, LLC as an additional sub-adviser to the Fund.

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2008)

                                                                                               Since
                                                                          1 Year    5 Years   Inception(2)
Class A
  Return Before Taxes                                                     (38.85)%  (0.46)%     2.69%
  Return After Taxes on Distributions(1)                                  (38.85)%  (3.32)%    (0.29)%
  Return After Taxes on Distributions and Sale of Fund Shares(1)          (25.25)%  (1.57)%     1.02%
Class B                                                                   (38.90)%  (0.30)%     3.00%
Class C                                                                   (36.48)%  (0.08)%     2.97%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)      (37.00)%   2.19%     (0.00)%


1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2     For the period  beginning July 7, 2003 (date of inception) to December 31,
      2008.

3 The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------

Security Global Fund

----------
FUND FACTS
----------

 Objective: Long-term growth of capital
 Benchmark: MSCI World Index
 Sub-Adviser: Security Global Investors, LLC

--------------------
INVESTMENT OBJECTIVE
--------------------

The Global Fund seeks long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund pursues its objective by investing, under normal market conditions, in at least three countries, one of which may be the United States. The Fund invests primarily in foreign and domestic common stocks or convertible stocks of companies considered to have appreciation possibilities. While the Fund may invest in the United States, there is no limit on its foreign investments. Investments in debt securities may be made when market conditions are uncertain. The Fund may invest in issuers of any size, including small-capitalization issuers.

The Fund may also invest a portion of its assets in options, futures contracts and foreign currencies, which may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in emerging market countries.

The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund.

The Fund's sub-adviser, Security Global Investors, LLC ("SGI"), manages Fund assets pursuant to a Global Equity strategy that seeks consistent alpha in all market environments. Using a proprietary database composed of 5,000 companies from around the world, SGI employs a bottom-up stock selection process designed to generate alpha through stock selection while maintaining a globally diversified portfolio.

To lower the risks of foreign investing, such as currency fluctuations, SGI generally diversifies the Fund's investments broadly across countries and industries. Although the Fund primarily invests in securities issued by companies from countries with established economies, there is no limit in the amount that the Fund may invest in securities issued by companies from emerging markets.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

---------------
PRINCIPAL RISKS
---------------

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

ACTIVE TRADING RISK - Active trading, also called "high turnover," may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders. It may also result in short-term capital gains, which have a negative tax effect.

EMERGING MARKETS RISK - Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries.

EQUITY DERIVATIVES RISK - Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

FOREIGN SECURITIES RISK - Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.


LEVERAGE RISK - The Fund's use of leverage may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.


MARKET RISK - The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.


SMALLER COMPANIES RISK - The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.


Additional information on these risks is available in the section titled "Descriptions of Principal Risks" beginning on page 40 of this prospectus.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------

-----------------
PAST PERFORMANCE*
-----------------

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year and by showing how the Fund's average annual returns have compared to those of broad measures of market performance. The table also shows how the Fund's average annual total returns for the periods indicated compare to those of a broad measure of market performance. Fee waivers and/or reimbursements may have reduced expenses of the Fund, and in the absence of such waivers and/or reimbursements, the performance quoted would be reduced. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar chart does not reflect the impact of taxes on distributions or the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for the Fund's Class A shares include a deduction of the 5.75% front-end sales charge. Class B shares include a deduction of the appropriate deferred sales charge (5% in the first year declining to 0% in the sixth and later years). Class C shares include a deduction of the deferred sales charge of 1% in the first year.

HIGHEST ANDLOWEST RETURNS
(Quarterly 1999-2008)


HIGHEST QUARTER Q4 ended December 31, 1999            37.45%

LOWEST  QUARTER Q3 ended  September 30, 2002         (18.96)%

1999  54.8%
2000   3.1%
2001 (13.2)%
2002 (24.2)%
2003  41.6%
2004  18.0%
2005  13.1%
2006  16.6%
2007  11.2%
2008 (38.2)%

* OppenheimerFunds, Inc. served as the sub-adviser to the Fund between October 28, 1998 and August 1, 2007.

AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2008)

                                                                                              10 Years/
                                                                          1 Year    5 Years   Inception
Class A
  Return Before Taxes                                                     (41.79)%  0.14%     4.12%
  Return After Taxes on Distributions(1)                                  (41.99)%  (1.45)%   2.44%
  Return After Taxes on Distributions and Sale of Fund Shares(1)          (27.17)%  0.57%     3.38%
Class B                                                                   (41.13)%  1.04%     4.43%
Class C                                                                   (39.30)%  0.57%     3.73%(2)
MSCI World Index
(reflects no deduction for fees, expenses or taxes)(3)                    (40.71)%  (0.51)%   (0.64)%


1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning January 29, 1999 (date of inception) to December 31, 2008.

3 The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------

Security Mid Cap Value Fund

----------
FUND FACTS
----------

 Objective: Long-term growth of capital
 Benchmark: Russell 2500 Value Index

--------------------
INVESTMENT OBJECTIVE
--------------------

The Mid Cap Value Fund seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------


The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 2500 Value Index. As of December 31, 2008, the index consisted of securities of companies with capitalizations that ranged from $7 million to $6.9 billion. Equity securities include common stock, rights, options, warrants and convertible debt securities. The Fund may also invest in ADRs.


The Investment Manager typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows and may invest in a limited number of industries or industry sectors, including the technology sector. Due to the nature of value companies, the securities included in the Fund's portfolio typically consist of small-to medium-sized companies.

The Fund may sell a security if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals.

The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns.


The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Fund may use these index-based investments as a way of managing its cash position to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment vehicles' securities and other securities in which the Fund may invest are restricted securities, which may be illiquid.


Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

---------------
PRINCIPAL RISKS
---------------

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

EQUITY DERIVATIVES RISK - Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

FOREIGN SECURITIES RISK - Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

INVESTMENT IN INVESTMENT VEHICLES RISK - Investing in other investment vehicles subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying vehicles' expenses.


LEVERAGE RISK - The Fund's use of leverage may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.


LIQUIDITY RISK - Investments are subject to liquidity risk when they are difficult to purchase or sell.

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------

MARKET RISK - The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

OVERWEIGHTING RISK - Overweighting investments in certain sectors or industries of the stock market increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

RESTRICTED SECURITIES RISK - Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk which may result in substantial losses to the Fund.


SMALLER COMPANIES RISK - The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.


TECHNOLOGY STOCKS RISK - Stocks of companies involved in the technology sector may be very volatile.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

Additional information on these risks is available in the section titled "Descriptions of Principal Risks" beginning on page 40 of this prospectus.

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------

----------------
PAST PERFORMANCE
----------------

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year and by showing how the Fund's average annual returns have compared to those of broad measures of market performance. The table also shows how the Fund's average annual total returns for the periods indicated compare to those of a broad measure of market performance. Fee waivers and/or reimbursements may have reduced expenses of the Fund, and in the absence of such waivers and/or reimbursements, the performance quoted would be reduced. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar chart does not reflect the impact of taxes on distributions or the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for the Fund's Class A shares include a deduction of the 5.75% front-end sales charge. Class B shares include a deduction of the appropriate deferred sales charge (5% in the first year declining to 0% in the sixth and later years). Class C shares include a deduction of the deferred sales charge of 1% in the first year.

HIGHEST AND LOWEST RETURNS
(Quarterly 1999-2008)


HIGHEST QUARTER
Q2 ended June 30, 2003         27.21%

LOWEST QUARTER
Q3 ended September 30, 2002    (22.48)%

1999  21.8%
2000  26.7%
2001  11.3%
2002 (14.9)%
2003  51.8%
2004  26.8%
2005  15.7%
2006  14.9%
2007   1.0%
2008 (27.2)%

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2008)

                                                                                              10 Years/
                                                                         1 Year     5 Years   Inception
Class A

Return Before Taxes                                                      (31.39)%   3.17%     10.01%
Return After Taxes on Distributions(1)                                   (32.76)%   1.43%     8.67%
Return After Taxes on Distributions and Sale of Fund Shares(1)           (18.86)%   2.81%     8.73%
Class B                                                                  (30.82)%   3.40%     9.89%
Class C                                                                  (28.35)%   3.63%     9.87%(2)
Russell 2500 Value Index                                                 (31.99)%   (0.15)%   5.72%
(reflects no deduction for fees, expenses or taxes) (3)


1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning January 29, 1999 (date of inception) to December 31, 2008.

3     The  Russell  2500 Value Index is an  unmanaged  index that  measures  the
      performance  of  securities  of  small-to-mid  cap  U.S.   companies  with
      greater-than-average value orientation.

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------

Security Small Cap Growth Fund

----------
FUND FACTS
----------

 Objective: Long-term growth of capital
 Benchmark: Russell 2000 Growth Index

--------------------
INVESTMENT OBJECTIVE
--------------------

The Small Cap Growth Fund seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------


The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 2500 Growth Index. The Fund's benchmark is the Russell 2000 Growth Index, but the Fund defines small-capitalization companies as those companies with market capitalizations substantially similar to that of companies in the Russell 2500 Growth Index at the time of purchase. As of December 31, 2008, the Russell 2500 Growth Index consisted of securities of companies with capitalizations that ranged from $8 million to $6.9 billion. Equity securities include common and preferred stocks, warrants and securities convertible into common or preferred stocks.

The Investment Manager uses a combination of a qualitative economic approach in reviewing growth trends that is based upon several fixed income factors, such as bond spreads and interest rates, along with a quantitative fundamental bottom-up approach in selecting growth stocks. The Investment Manager chooses portfolio securities that it believes are attractively valued with the greatest potential for long term growth of capital and may invest in a limited number of industries or industry sectors. The Investment Manager identifies the securities of companies that are in the early to middle stages of growth and are valued at a reasonable price. Equity securities considered to have appreciation potential may include securities of smaller and less mature companies which have unique proprietary products or profitable market niches and the potential to grow very
rapidly  (including,   without  limitation,   technology  companies).


The Fund typically sells a stock if its growth prospects diminish, or if better opportunities become available.

The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in ADRs.

The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund.


The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity. Certain investment company securities and other securities in which the Fund may invest are restricted securities, which may be illiquid.


Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

---------------
PRINCIPAL RISKS
---------------

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

ACTIVE TRADING RISK - Active trading, also called "high turnover," may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders. It may also result in short-term capital gains, which have a negative tax effect.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------

their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

INVESTMENT IN INVESTMENT VEHICLES RISK - Investing in other investment vehicles subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying vehicles' expenses.


LEVERAGE RISK - The Fund's use of leverage may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.


LIQUIDITY RISK - Investments are subject to liquidity risk when they are difficult to purchase or sell.

MARKET RISK - The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.
RESTRICTED SECURITIES RISK - Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk which may result in substantial losses to the Fund.


SMALLER COMPANIES RISK - The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.


TECHNOLOGY STOCKS RISK - Stocks of companies involved in the technology sector may be very volatile.

Additional information on these risks is available in the section titled "Descriptions of Principal Risks" beginning on page 40 of this prospectus.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------

-----------------
PAST PERFORMANCE*
-----------------

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year and by showing how the Fund's average annual returns have compared to those of broad measures of market performance. The table also shows how the Fund's average annual total returns for the periods indicated compare to those of a broad measure of market performance. Fee waivers and/or reimbursements may have reduced expenses of the Fund, and in the absence of such waivers and/or reimbursements, the performance quoted would be reduced. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar chart does not reflect the impact of taxes on distributions or the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for the Fund's Class A shares include a deduction of the 5.75% front-end sales charge. Class B shares include a deduction of the appropriate deferred sales charge (5% in the first year declining to 0% in the sixth and later years). Class C shares include a deduction of the deferred sales charge of 1% in the first year.

HIGHEST AND LOWEST RETURNS
(Quarterly  1999-2008)


HIGHEST QUARTER
Q4 ended December 31, 1999      52.99%

LOWEST QUARTER
Q1 ended March 31, 2001        (27.00)%

1999  87.2%
2000  (9.6)%
2001 (28.9)%
2002 (27.3)%
2003  55.1%
2004  16.1%
2005   6.7%
2006   4.6%
2007   4.8%
2008 (48.0)%

* RS Investment Management Co. LLC served as the sub-adviser to the Fund from September 30, 2002 to November 24, 2008. Since then, advisory services have been provided by the Investment Manager, and the Fund has new principal investment strategies.

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2008)

                                                                                              10 Years/
                                                                        1 Year      5 Years   Inception
Class A
  Return Before Taxes                                                   (51.01)%    (7.83)%   (1.02)%
  Return After Taxes on Distributions(1)                                (51.07)%    (8.14)%   (1.46)%
  Return After Taxes on Distributions and Sale of Fund Shares(1)        (33.08)%    (6.41)%   (0.86)%
Class B                                                                 (50.95)%    (7.75)%   (1.12)%
Class C                                                                 (48.91)%    (7.42)%   (1.73)%(2)
  Russell 2000 Growth Index                                             (38.54)%    (2.35)%   (0.76)%
(reflects no deduction for fees, expenses or taxes)(3)


1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning January 29, 1999 (date of inception) to December 31, 2008.

3     The Russell  2000 Growth  Index is an  unmanaged  index that  measures the
      performance  of  securities  of  smaller  U.S.   companies  with  greater-
      than-average growth orientation.

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------

Security Small Cap Value Fund

----------
FUND FACTS
----------

 Objective: Long-term capital appreciation
 Benchmark: Russell 2000 Value Index

--------------------
INVESTMENT OBJECTIVE
--------------------

The Small Cap Value Fund seeks long-term capital appreciation.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------


The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 2000 Value Index. As of December 31, 2008, the index consisted of securities of companies with capitalizations that ranged from $7 million to $3.3 billion. Equity securities include common stock, rights, options, warrants and convertible debt securities. The Fund may also invest in ADRs.


The Investment Manager typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows and may invest in a limited number of industries or industry sectors, including the technology sector.

The Fund may sell a security if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals.

The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns.


The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Fund may use these index-based investments as a way of managing its cash position to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment vehicles' securities and other securities in which the Fund may invest are restricted securities, which may be illiquid.


Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

---------------
PRINCIPAL RISKS
---------------

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

EQUITY DERIVATIVES RISK - Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

FOREIGN SECURITIES RISK - Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

INVESTMENT IN INVESTMENT VEHICLES RISK - Investing in other investment vehicles subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying vehicles' expenses.


LEVERAGE RISK - The Fund's use of leverage may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.


LIQUIDITY RISK - Investments are subject to liquidity risk when they are difficult to purchase or sell.

MARKET RISK - The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------

OVERWEIGHTING RISK - Overweighting investments in certain sectors or industries of the stock market increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

RESTRICTED SECURITIES RISK - Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk which may result in substantial losses to the Fund.


SMALLER COMPANIES RISK - The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.


TECHNOLOGY STOCKS RISK - Stocks of companies involved in the technology sector may be very volatile.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

Additional information on these risks is available in the section titled "Descriptions of Principal Risks" beginning on page 40 of this prospectus.

----------------
PAST PERFORMANCE
----------------

No performance information is shown for the Fund because it had not yet operated for a full calendar year as of December 31, 2008. Performance information for the Fund will appear in a future version of the prospectus once the Fund has a full calendar year of performance information to report.

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------

Security Select 25 Fund

----------
FUND FACTS
----------

 Objective: Long-term growth of capital
 Benchmark: Russell 1000 Growth Index

--------------------
INVESTMENT OBJECTIVE
--------------------

The Select 25 Fund(R) seeks long-term growth of capital.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------


The Fund pursues its objective by focusing its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings and/or revenue growth. The Fund is non-diversified as defined in the Investment Company Act of 1940 ("1940 Act"), which means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. The Investment Manager selects what it believes to be premier growth companies as the core position for the Fund using a combination of a qualitative top-down approach in reviewing growth trends that is based upon several fixed income factors, such as bond spreads and interest rates, along with a quantitative fundamental bottom-up approach. Portfolio holdings will be replaced when one or more of a company's fundamentals have changed, and, in the opinion of the Investment Manager, it is no longer a premier growth company.


The Fund may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns. The Fund also may invest in ADRs.

The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund.


The Fund also may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity.


Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

---------------
PRINCIPAL RISKS
---------------

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

ACTIVE TRADING RISK - Active trading, also called "high turnover," may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders. It may also result in short-term capital gains, which have a negative tax effect.

EQUITY DERIVATIVES RISK - Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

FOREIGN SECURITIES RISK - Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

INVESTMENT IN INVESTMENT VEHICLES RISK - Investing in other investment vehicles subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease.

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------

Moreover, the Fund will incur its pro rata share of the expenses of the underlying vehicles' expenses.

MARKET RISK - The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified because it invests a large portion of the Fund's assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers than a more diversified portfolio, and its performance may be more volatile.

OVERWEIGHTING RISK - Overweighting investments in certain sectors or industries of the stock market increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

TECHNOLOGY STOCKS RISK - Stocks of companies involved in the technology sector may be very volatile.

Additional information on these risks is available in the section titled "Descriptions of Principal Risks" beginning on page 40 of this prospectus.

--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------

----------------
PAST PERFORMANCE
----------------

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year and by showing how the Fund's average annual returns have compared to those of broad measures of market performance. The table also shows how the Fund's average annual total returns for the periods indicated compare to those of a broad measure of market performance. Fee waivers and/or reimbursements may have reduced expenses of the Fund, and in the absence of such waivers and/or reimbursements, the performance quoted would be reduced. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar chart does not reflect the impact of taxes on distributions or the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for the Fund's Class A shares include a deduction of the 5.75% front-end sales charge. Class B shares include a deduction of the appropriate deferred sales charge (5% in the first year declining to 0% in the sixth and later years). Class C shares include a deduction of the deferred sales charge of 1% in the first year.


HIGHEST AND LOWEST RETURNS
(Quarterly  2000-2008)


HIGHEST QUARTER
Q4 ended December 31, 2001      20.45%

LOWEST QUARTER
Q4 ended December 31, 2008     (19.83)%


2000 (17.7)%
2001 (10.9%)%
2002 (26.3)%
2003  16.9%
2004  10.9%
2005  11.7%
2006   6.5%
2007  (6.4)%
2008 (37.4)%



AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2008)

                                                                                                Since
                                                                          1 Year    5 Years   Inception(2)
Class A
Return Before Taxes                                                      (41.00)%   (6.15)%    (5.46)%
Return After Taxes on Distributions(1)                                   (41.00)%   (6.40)%    (5.58)%
Return After Taxes on Distributions and Sale of Fund Shares(1)           (26.65)%   (5.00)%    (4.38)%
Class B                                                                  (40.97)%   (6.08)%    (5.45)%
Class C                                                                  (38.47)%   (5.72)%    (5.55)%
Russell 1000 Growth Index                                                (38.44)%   (3.42)%    (4.86)%
(reflects no deduction for fees, expenses or taxes)(3)


1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning January 29, 1999 (date of inception) to December 31, 2008.

3 The Russell 1000 Growth Index is an unmanaged index which includes stocks incorporated in the United States and its territories and measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index performance assumes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------

Security Mid Cap Growth Fund

----------
FUND FACTS
----------

 Objective: Capital appreciation
 Benchmark: Russell Mid Cap Growth Index

--------------------
INVESTMENT OBJECTIVE
--------------------

The Mid Cap Growth Fund seeks capital appreciation.

-------------------------------
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------


The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are usually within the range of companies in the Russell Mid Cap Growth Index. As of December 31, 2008, the index consisted of securities of companies with capitalizations that ranged from $24 million to $14.9 billion. Equity securities include common stock, rights, options, warrants and convertible debt securities.

The Investment Manager uses a combination of a qualitative top-down approach in reviewing growth trends that is based upon several fixed income factors, such as bond spreads and interest rates, along with a quantitative fundamental bottom-up approach in selecting growth stocks. The Investment Manager chooses portfolio securities that it believes are attractively valued with the greatest potential for appreciation and may invest in a limited number of industries or industry sectors. The Investment Manager identifies the securities of companies that are in the early to middle stages of growth and are valued at a reasonable price. Equity securities considered to have appreciation potential may include securities of smaller and less mature companies which have unique proprietary products or profitable market niches and the potential to grow very rapidly. Certain investment vehicles' securities in which the Fund may invest may be illiquid.


The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in ADRs.

The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund.


The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity. Certain investment vehicles' securities and other securities in which the Fund may invest are restricted securities, which may be illiquid.


The Fund typically sells a stock if its growth prospects diminish or if better opportunities become available.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

---------------
PRINCIPAL RISKS
---------------

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

ACTIVE TRADING RISK - Active trading, also called "high turnover," may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders. It may also result in short-term capital gains, which have a negative tax effect.

EQUITY DERIVATIVES RISK - Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------


FOREIGN SECURITIES RISK - Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.


GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.


LEVERAGE RISK - The Fund's use of leverage may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.


LIQUIDITY RISK - Investments are subject to liquidity risk when they are difficult to purchase or sell.

INVESTMENT IN INVESTMENT VEHICLES RISK - Investing in other investment vehicles subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying vehicles' expenses.

MARKET RISK - The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

OVERWEIGHTING RISK - Overweighting investments in certain sectors or industries of the stock market increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

RESTRICTED SECURITIES RISK - Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk which may result in substantial losses to the Fund.


SMALLER COMPANIES RISK - The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.


TECHNOLOGY STOCKS RISK - Stocks of companies involved in the technology sector may be very volatile.

Additional information on these risks is available in the section titled "Descriptions of Principal Risks" beginning on page 40 of this prospectus.

--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------

----------------
PAST PERFORMANCE
----------------

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year and by showing how the Fund's average annual returns have compared to those of broad measures of market performance. The table also shows how the Fund's average annual total returns for the periods indicated compare to those of a broad measure of market performance. Fee waivers and/or reimbursements may have reduced expenses of the Fund, and in the absence of such waivers and/or reimbursements, the performance quoted would be reduced. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar chart does not reflect the impact of taxes on distributions or the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for the Fund's Class A shares include a deduction of the 5.75% front-end sales charge. Class B shares include a deduction of the appropriate deferred sales charge (5% in the first year declining to 0% in the sixth and later years). Class C shares include a deduction of the deferred sales charge of 1% in the first year.

HIGHEST AND LOWEST RETURNS
(Quarterly 1999-2008)


HIGHEST QUARTER
Q4 ended December 31, 1999       37.08%

LOWEST QUARTER
Q3 ended September 30, 2001     (27.27)%

1999  59.7%
2000  16.4%
2001 (14.6)%
2002 (27.6)%
2003  56.0%
2004   9.6%
2005   7.0%
2006   4.6%
2007  (9.9)%
2008 (40.5)%

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2008)

                                                                         1 Year     5 Years    10 Years/
                                                                                               Inception
Class A
Return Before Taxes                                                      (43.92)%    (9.13)%     1.01%
Return After Taxes on Distributions(1)                                   (44.01)%   (10.53)%    (0.15)%
Return After Taxes on Distributions and Sale of Fund Shares(1)           (28.43)%    (7.01)%     1.13%
Class B                                                                  (43.78)%    (8.89)%     0.91%
Class C                                                                  (41.53)%    (8.70)%     0.46(2)%
Russell Mid Cap Growth Index                                             (44.32)%    (2.33)%    (0.19)%
(reflects no deduction for fees, expenses, or taxes)(3)
Russell 2500 Growth Index                                                (41.50)%    (2.24)%     0.75%
(reflects no deduction  for
fees,  expenses  or  taxes)(4)


1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning January 29, 1999 (date of inception) to December 31, 2008.

3 The Russell Mid Cap Growth Index is an unmanaged capitalization-weighted index that is designed to measure the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell Mid Cap Growth Index replaced the Russell 2500 Growth Index as the Fund's primary benchmark effective February 1, 2008, to provide a more meaningful comparison of the Fund's performance in light of the investment strategies that it employs.

4     The Russell  2500 Growth  Index is an  unmanaged  index that  measures the
      performance  of  securities  of  small-to-mid  cap  U.S.   companies  with
      greater-than-average growth orientation.

--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

----------------
SHAREHOLDER FEES
----------------

Fees paid directly from your investment.

Unless otherwise noted, the following fees apply to the shares of the Funds:

                                                                          CLASS A     CLASS B     CLASS C
                                                                          SHARES      SHARES(1)   SHARES
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                                         5.75%        None       None

Maximum Deferred Sales Charge (as a percentage of original
purchase price or redemption proceeds, whichever is lower)                  None(2)      5%(3)      1%(4)

Global Fund Only -- Redemption Charge
(as a percentage of amount redeemed or exchanged)p                           2%(5)       None       None

1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3 5% during the first year, decreasing incrementally to 0% in the sixth and following years.

4 A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

5 A redemption charge of 2% will be assessed on any shares redeemed or exchanged within 30 days after the date they were acquired. This charge does not apply to (1) shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) shares purchased through the reinvestment of dividends or capital gains distributions, (3) redemptions in an amount less than $10,000, or (4) redemptions and/or exchanges made through pre-approved asset allocation programs.

--------------------------------------------------------------------------------
                                       35

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES


Expenses that are deducted from Fund assets.
                                                    CLASS A   CLASS B    CLASS C
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
Management fee ..................................   0.65%     0.65%      0.65%
Distribution (12b-1) fees .......................   0.25%     1.00%(1)   1.00%
Other expenses ..................................   0.46%     0.46%      0.46%
TOTAL ANNUAL FUND OPERATING EXPENSES ............   1.36%     2.11%      2.11%
Fee reduction(2) ................................   (0.11)%   (0.11)%    (0.11)%
NET EXPENSES ....................................   1.25%     2.00%      2.00%
--------------------------------------------------------------------------------
EQUITY FUND
--------------------------------------------------------------------------------
Management fee ..................................   0.75%     0.75%      0.75%
Distribution (12b-1) fees .......................   0.25%     1.00%      1.00%
Other expenses ..................................   0.36%     0.36%      0.36%
TOTAL ANNUAL FUND OPERATING EXPENSES ............   1.36%     2.11%      2.11%
--------------------------------------------------------------------------------
ALL CAP GROWTH FUND(3)
--------------------------------------------------------------------------------
Management fee ..................................   0.75%     N/A        0.75%
Distribution (12b-1) fees .......................   0.25%     N/A        1.00%
Other expenses ..................................   0.55%     N/A        0.55%
TOTAL ANNUAL FUND OPERATING EXPENSES ............   1.55%     N/A        2.30%
Fee reduction(2) ................................   (0.15)%   N/A        (0.15)%
NET EXPENSES ....................................   1.40%     N/A        2.15%
--------------------------------------------------------------------------------
ALL CAP VALUE FUND(3)
--------------------------------------------------------------------------------
Management fee ..................................   0.70%     N/A        0.70%
Distribution (12b-1) fees .......................   0.25%     N/A        1.00%
Other expenses ..................................   0.55%     N/A        0.55%
TOTAL ANNUAL FUND OPERATING EXPENSES ............   1.50%     N/A        2.25%
Fee reduction(2) ................................   (0.15)%   N/A        (0.15)%
NET EXPENSES ....................................   1.35%     N/A        2.10%
--------------------------------------------------------------------------------
ALPHA OPPORTUNITY FUND
--------------------------------------------------------------------------------
Management fee(4) ...............................   1.25%     1.25%      1.25%
Distribution (12b-1) fees .......................   0.25%     1.00%      1.00%
Acquired fund fees and expenses .................   0.01%     0.01%      0.01%
Other expenses ..................................   0.85%     0.85%      0.85%
TOTAL ANNUAL FUND OPERATING EXPENSES ............   2.36%     3.11%      3.11%
Fee reduction(2) ................................   (0.41)%   (0.41)%    (0.41)%
NET EXPENSES ....................................   1.95%     2.70%      2.70%
--------------------------------------------------------------------------------
GLOBAL FUND
--------------------------------------------------------------------------------
Management fee ..................................   1.00%     1.00%      1.00%
Distribution (12b-1) fees .......................   0.25%     1.00%(5)   1.00%
Other expenses ..................................   0.48%     0.48%      0.49%
TOTAL ANNUAL FUND OPERATING EXPENSES ............   1.73%     2.48%      2.49%


--------------------------------------------------------------------------------
                                       36

--------------------------------------------------------------------------------


                                                    CLASS A    CLASS B   CLASS C
--------------------------------------------------------------------------------
MID CAP VALUE FUND
--------------------------------------------------------------------------------
Management fee(6) ...............................   0.81%      0.81%     0.81%
Distribution (12b-1) fees .......................   0.25%      1.00%     1.00%
Other expenses ..................................   0.31%      0.31%     0.31%
TOTAL ANNUAL FUND OPERATING EXPENSES ............   1.37%      2.12%     2.12%
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
Management fee(4) ...............................   0.85%      0.85%     0.85%
Distribution (12b-1) fees .......................   0.25%      1.00%     1.00%
Other expenses ..................................   0.73%      0.82%     0.83%
TOTAL ANNUAL FUND OPERATING EXPENSES ............   1.83%      2.67%     2.68%
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND(3)
--------------------------------------------------------------------------------
Management fee ..................................   1.00%      N/A       1.00%
Distribution (12b-1) fees .......................   0.25%      N/A       1.00%
Other expenses ..................................   4.85%      N/A       4.88%
TOTAL ANNUAL FUND OPERATING EXPENSES ............   6.10%      N/A       6.88%
Fee reduction(2) ................................   (4.55)%    N/A       (4.58)%
NET EXPENSES ....................................   1.55%      N/A       2.30%
--------------------------------------------------------------------------------
SELECT 25 FUND
--------------------------------------------------------------------------------
Management fee ..................................   0.75%      0.75%     0.75%
Distribution (12b-1) fees .......................   0.25%      1.00%     1.00%
Other expenses ..................................   0.72%      0.72%     0.72%
TOTAL ANNUAL FUND OPERATING EXPENSES ............   1.72%      2.47%     2.46%
Fee reduction(2) ................................   0.37%      0.37%     0.36%
NET EXPENSES ....................................   1.35%      2.10%     2.10%
--------------------------------------------------------------------------------
MID CAP GROWTH FUND
--------------------------------------------------------------------------------
Management fee ..................................   0.75%      0.75%     0.75%
Distribution (12b-1) fees .......................   0.25%      1.00%     1.00%
Other expenses ..................................   0.50%      0.51%     0.51%
TOTAL ANNUAL FUND OPERATING EXPENSES ............   1.50%      2.26%     2.26%

1 Effective August 1, 2007, Class B shares of the Large Cap Value Fund ceased charging 12b-1 fees in accordance with FINRA rules, although it is possible that such fees may be charged in the future. As a result of this 12b-1 cap the total annual fund operating expenses attributable to Class B shares for fiscal year 2008 were 1.11%.

2 The Fund's Investment Manager has contractually agreed through January 31, 2010 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) ("Operating Expenses") of the Large Cap Value, All Cap Growth, All Cap Value, Alpha Opportunity, Small Cap Value and Select 25 Funds to the indicated annual percentages of average daily net assets: 1.25% of Large Cap Value Class A shares; 2.00% of Large Cap Value Class B and C shares; 1.40% of All Cap Growth Class A shares; 2.15% of All Cap Growth Class C shares; 1.35% of All Cap Value Class A shares; 2.10% of All Cap Value Class C shares; 1.95% of Alpha Opportunity Class A shares; 2.70% of Alpha Opportunity Class B and Class C shares; 1.55% of Small Cap Value Class A shares; 2.30% of Small Cap Value Class C shares; 1.35% of Select 25 Class A shares; and 2.10% of Select 25 Class B and C shares. The Net expenses shown above for Security Large Cap Value Fund and Security Select 25 Fund are one basis point (0.01%) higher than the cap provided under the expense limitation agreement because acquired fund fees and expenses are excluded from the calculation. The Investment Manager is entitled to reimbursement by a Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Operating Expenses are less than the indicated percentages.

3 All Cap Growth, All Cap Value and Small Cap Value Funds only offer Class A and C shares in this prospectus. Other expenses for All Cap Growth, All Cap Value and Small Cap Value Funds Class A and Class C shares are based on estimates for the current fiscal year.

4 The management fees for Alpha Opportunity Fund and Small Cap Growth Fund have been restated to reflect the management fees for the current fiscal year.

5 Effective August 25, 2005, Class B shares of the Global Fund ceased charging 12b-1 fees in accordance with FINRA rules, although it is possible that such fees may be charged in the future. As a result of this 12b-1 cap, the total annual fund operating expenses attributable to Class B shares for fiscal year 2008 were 1.48%.

6 Mid Cap Value Fund pays an advisory fee at an annual rate of 1.00% of the average daily net assets of $200 million or less and 0.75% of the average daily net assets of the Fund in excess of $200 million.


--------------------------------------------------------------------------------
                                       37

--------------------------------------------------------------------------------

EXAMPLES*

The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

Each Example assumes that you invest $10,000 in a Fund for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

You would pay the following expenses if you redeemed your shares at the end of each period.


CLASS A                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
Large Cap Value Fund     $  695   $  949   $1,221   $1,994
Equity Fund                 706      981    1,277    2,116
All Cap Growth Fund         709      993    N/A**    N/A**
All Cap Value Fund          705      978    N/A**    N/A**
Alpha Opportunity Fund      762    1,152    1,563    2,690
Global Fund                 741    1,089    1,460    2,499
Mid Cap Value Fund          706      984    1,282    2,127
Small Cap Growth Fund       750    1,117    1,508    2,599
Small Cap Value Fund        724    1,036    N/A**    N/A**
Select 25 Fund              705      978    1,269    2,087
Mid Cap Growth Fund         719    1,022    1,346    2,263


CLASS B                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
Large Cap Value Fund     $  703   $  927   $1,277   $2,126
Equity Fund                 714      961    1,334    2,250
Alpha Opportunity Fund      773    1,138    1,624    2,813
Global Fund                 751    1,073    1,521    2,632
Mid Cap Value Fund          715      964    1,339    2,261
Small Cap Growth Fund       770    1,129    1,615    2,822
Select 25 Fund              713      957    1,325    2,215
Mid Cap Growth Fund         729    1,006    1,410    2,407

CLASS C                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
Large Cap Value Fund     $  303   $  627   $1,077   $2,319
Equity Fund                 314      661    1,134    2,441
All Cap Growth Fund         318      673    N/A**    N/A**
All Cap Value Fund          313      658    N/A**    N/A**
Alpha Opportunity Fund      373      838    1,424    2,991
Global Fund                 352      776    1,326    2,826
Mid Cap Value Fund          315      664    1,139    2,452
Small Cap Growth Fund       371      832    1,420    3,012
Small Cap Value Fund        333      718    N/A**    N/A**
Select 25 Fund              313      657    1,125    2,402
Mid Cap Growth Fund         329      706    1,210    2,595


--------------------------------------------------------------------------------
                                       38

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares.


CLASS A                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
Large Cap Value Fund     $  695   $  949   $1,221   $1,994
Equity Fund                 706      981    1,277    2,116
All Cap Growth Fund         709      993    N/A**    N/A**
All Cap Value Fund          705      978    N/A**    N/A**
Alpha Opportunity Fund      762    1,152    1,563    2,690
Global Fund                 741    1,089    1,460    2,499
Mid Cap Value Fund          706      984    1,282    2,127
Small Cap Growth Fund       750    1,117    1,508    2,599
Small Cap Value Fund        724    1,036    N/A**    N/A**
Select 25 Fund              705      978    1,269    2,087
Mid Cap Growth Fund         719    1,022    1,346    2,263

CLASS B                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
Large Cap Value Fund     $  203   $  627   $1,077   $2,126
Equity Fund                 214      661    1,134    2,250
Alpha Opportunity Fund      273      838    1,424    2,813
Global Fund                 251      773    1,321    2,632
Mid Cap Value Fund          215      664    1,139    2,261
Small Cap Growth Fund       270      829    1,415    2,822
Select 25 Fund              213      657    1,125    2,215
Mid Cap Growth Fund         229      706    1,210    2,407

CLASS C                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
Large Cap Value Fund     $  203   $  627   $1,077   $2,319
Equity Fund                 214      661    1,134    2,441
All Cap Growth Fund         218      673    N/A**    N/A**
All Cap Value Fund          213      658    N/A**    N/A**
Alpha Opportunity Fund      273      838    1,424    2,991
Global Fund                 252      776    1,326    2,826
Mid Cap Value Fund          215      664    1,139    2,452
Small Cap Growth Fund       271      832    1,420    3,012
Small Cap Value Fund        233      718    N/A**    N/A**
Select 25 Fund              213      657    1,125    2,402
Mid Cap Growth Fund         229      706    1,210    2,595


*  The  above  Examples  reflect   applicable   contractual  fee  waiver/expense
reimbursement arrangements for the duration of the arrangements only.

**The values are not required to be disclosed, but will nevertheless be charged.

--------------------------------------------------------------------------------
                                       39

--------------------------------------------------------------------------------

DESCRIPTIONS OF PRINCIPAL RISKS


Additional information on the principal risks of the Funds is described below. Not all of the risks apply to each Fund. A list of the main risks that apply to a particular Fund can be found under the "Principal Risks" heading for that Fund. However, the fact that a particular risk was not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. For example, the risk of investing in smaller companies was not listed as a principal risk for Large Cap Value Fund. This does not mean that Large Cap Value Fund is prohibited from investing in smaller companies, only that the risk of smaller companies is not one of the main risks associated with Large Cap Value Fund. The Portfolio Manager for a Fund has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Fund achieve its investment objective. In seeking to meet its investment objective, a Fund's assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Fund's investment program.


In addition, investors should note that, to the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.


MARKET RISK -- Equity securities fluctuate in price, and their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Volatility of financial markets can expose a Fund to greater market risk, possibly resulting in greater liquidity risk. Market conditions also may lead to increased regulation of a Fund and the instruments in which a Fund may invest, which may, in turn, affect the Fund's ability to pursue its investment objective and the Fund's performance.

SMALLER COMPANIES -- The equity securities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable and their securities are often less liquid than those of larger, more established companies. Smaller companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. These risks are likely to be greater for micro-cap companies.


VALUE STOCKS -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While the Funds' investments in value stocks may limit downside risk over time, a Fund may, as a trade-off, produce more modest gains than riskier stock funds. GROWTH STOCKS -- Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.


SHORT SALES -- A short sale entails selling a borrowed security with the expectation that the price of the security will decline so that a Fund may purchase the security at a lower price when the Fund must return the security that it borrowed. While the potential losses associated with investing in stocks are typically limited to the original cost of the securities, the potential for losses associated with short positions is much greater than the original value of the securities sold short. A Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The use of short sales may cause a Fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Also, short sales may be subject to legal restrictions, which may limit the ability of a Fund to implement its strategies.


MANAGEMENT RISK -- Alpha Opportunity Fund is an actively managed investment portfolio. There is no guarantee that the management techniques employed with respect to the index strategy will closely track the performance of the S&P 500 Index. Also, Mainstream and its portfolio managers will apply investment techniques and risk analyses in making investment

--------------------------------------------------------------------------------
                                       40
decisions for the portion of the Fund managed by Mainstream, but there can be no guarantee that these will produce the desired results.

FOREIGN SECURITIES -- Investing in foreign investments, including investing in foreign securities through ADRs, involve certain special risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information;
(iv) limited legal recourse; (v) limited markets; (vi) higher operational expenses; and (vii) illiquidity. These risks may even be higher in underdeveloped markets.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments.
Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Funds.

EMERGING MARKETS -- All of the risks of investing in foreign securities are heightened by investing in less developed and developing countries, which are sometimes referred to as emerging markets. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. For example, the political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative, but often have provided higher rates of return, and greater risks, to investors.


EQUITY DERIVATIVES -- Equity derivatives include options, futures and options on futures, which may be used to hedge a Fund's portfolio, to increase returns or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or the Fund's other portfolio holdings, lack of availability, counterparty risks, valuation risks and legal restrictions. In addition, when a Fund sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the security beyond the exercise price (plus the premium received). The gain may be less than if the Fund had not sold an option on the underlying security. Accordingly, there is the risk that such practices may fail to serve their intended purposes and may reduce returns or increase volatility. There is also the risk that a Fund could lose more than the amount the Fund invested in the derivatives. These practices also entail transactional expenses and may cause a Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions.

LEVERAGE -- The use of derivatives may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of the Fund. Leveraging may cause a Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk, the Fund segregates liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk. Leverage can also arise through the use of derivatives.


NON-DIVERSIFICATION -- A non-diversified Fund may hold larger positions in a smaller number of securities than a diversified Fund. As a result, a change in the market value of a single security may have a greater impact on a Fund's net asset value and total return. A non-diversified Fund is expected to be more volatile than a diversified Fund.


INVESTMENT IN INVESTMENT VEHICLES -- Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies or other investment vehicles, including exchange traded funds ("ETFs"). Such index-based investments sometimes hold substantially all of their assets in securities representing a specific index. In the case of SPDRs, the index represented is the S&P 500, but a Fund may invest in other index-based investments designed to track other indexes or market sectors. To the extent a Fund invests in other investment companies or vehicles, it will incur its pro rata share of the underlying investment companies' or vehicles' expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment vehicles. In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally. A Fund may use index-based investments as a way of managing its cash position, to maintain liquidity while gaining exposure to the equity markets, or a particular sector of the equity market, or to seek to avoid losses in declining market conditions.


RESTRICTED SECURITIES -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, are subject to a Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System ("Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

ACTIVE TRADING -- Active trading will increase the costs a Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders, and, as a result, may lower a Fund's performance. It may also result in short-term capital gains, which may increase the amount of tax an investor pays on a Fund's returns.

TECHNOLOGY STOCKS -- Companies in the rapidly changing fields of technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. The level of risk will be increased to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

OVERWEIGHTING -- Overweighting investments in certain sectors or industries of the stock market increases the risk that a Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

INTEREST RATE RISK -- Investments in fixed income securities are subject to the possibility that interest rates could rise sharply, causing the value of a Fund's securities, and share price, to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in a Fund, the more a Fund's share price will fluctuate in response to interest rate changes.

CREDIT RISK -- It is possible that some issuers of fixed income securities will not make payments on debt securities held by a Fund, or there could be defaults on repurchase agreements held by a Fund. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for a Fund to sell.

LIQUIDITY RISK -- Investments are subject to liquidity risks when they are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of a Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' underlying portfolio securities is available in the Funds' Statement of Additional Information and on their website at www.securitybenefit.com. In addition, investors should note that the Funds publish a complete list of their month-end portfolio holdings on their website generally within one to two business days after the end of each calendar month. Such information will remain online for four months, or as otherwise required by law.

INVESTMENT MANAGER


Security Investors, LLC (the "Investment Manager"), One Security Benefit Place, Topeka, Kansas 66636, is the Funds' investment manager. On September 30, 2008, the aggregate assets under the investment management of the Investment Manager were approximately $9.02 billion.

MANAGEMENT FEES -- The following chart shows the aggregate investment management fees paid by each Fund (with the exception of All Cap Growth Fund and All Cap Value Fund) during the last fiscal year, except as otherwise indicated. For
Funds for which the Investment Manager has retained a sub-adviser, the Investment Manager, and not the Funds, is responsible for payment of sub-advisory fees. With respect to All Cap Growth Fund and All Cap Value Fund, the following chart shows the maximum investment management fees payable by the Funds, because the Funds had no operating history during the last fiscal year.


The Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Fund to a specified level. The Investment Manager also may reimburse expenses of a Fund from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time. The fees without waivers or reimbursements are shown in the fee table on page 36.


MANAGEMENT FEES (NET OF WAIVERS)
(expressed as a percentage of average net assets)
--------------------------------------------------------------------------------
Large Cap Value Fund ...................................................   0.65%
Equity Fund ............................................................   0.75%
All Cap Growth Fund ....................................................   0.75%
All Cap Value Fund .....................................................   0.70%
Alpha Opportunity Fund(1) ..............................................   1.25%
Global Fund ............................................................   1.00%
Mid Cap Value Fund(2) ..................................................   0.81%
Small Cap Growth Fund(3) ...............................................   0.85%
Small Cap Value Fund ...................................................   1.00%
Select 25 Fund .........................................................   0.75%
Mid Cap Growth Fund ....................................................   0.75%
--------------------------------------------------------------------------------

1 Prior to August 18, 2008, Alpha Opportunity Fund's management fee was a "fulcrum-type" performance fee that varied on a monthly basis depending on the Fund's investment performance against the investment record of the S&P 500 Index over a rolling 12-month period.

2 Mid Cap Value Fund's management fee is paid at an annual rate of 1.00% of the average daily net assets of $200 million or less, plus 0.75% of the average daily net assets of the Fund in excess of $200 million.

3 Effective November 24, 2008, the investment management fee payable by Small Cap Growth Fund to the Investment Manager is equal to 0.85% of average daily net assets on an annual basis.


A discussion regarding the basis of the Board of Directors approving any investment advisory contract on behalf of each of the Funds (with the exception of All Cap Growth Fund, All Cap Value Fund and Small Cap Value Fund) is available in the Fund's semi-annual report for fiscal half-year ending March 31, 2008. A discussion regarding the basis of the Board of Directors approving the investment advisory contract of All Cap Value Fund and Small Cap Value Fund and an amendment to the investment advisory contracts for Alpha Opportunity Fund, which became effective on August 18, 2008, is available in the Fund's annual report for the fiscal year ending September 30, 2008. A discussion regarding the basis of the Board of Directors approving an amendment to the investment advisory contract for Small Cap Growth Fund, which became effective on November 24, 2008, is available in the Fund's annual report for the fiscal year ending September 30, 2008. A discussion regarding the basis of the Board of Directors approving the investment advisory contract of All Cap Growth Fund will be available in the semi-annual report for fiscal half-year ending March 31, 2009.

PORTFOLIO MANAGERS -- The Portfolio Managers of the Investment Manager oversee the day-to-day operations of the following Funds:

ALL CAP GROWTH FUND


DANIEL W. PORTANOVA, Portfolio Manager of the Investment Manager, has managed the All Cap Growth Fund since February 2009 (co-managing with Messrs. Bronzo and O'Connor since its inception). Prior to joining the Investment Manager in 2008, he was a Managing Director of Nationwide Separate Accounts LLC, the successor advisor to Groupama Asset Management N.A. ("GAMNA"). From 1995 to 2003, he served as Director, Senior Vice President and Treasurer of Groupama Asset Management NA. From 1993 to 1995, Mr. Portanova was a Managing Director at

General Reinsurance Asset Management. From 1989 to 1993, Mr. Portanova was a taxable fixed income portfolio manager for General Reinsurance. Mr. Portanova also worked at Smith Barney, Harris, Upham Inc. from 1984 to 1989 as an Institutional Corporate Bond Trader. Mr. Portanova earned a Bachelor of Arts degree in Economics from Boston College and an MBA from Duke University's Fuqua School of Business.


ALL CAP GROWTH FUND, EQUITY FUND AND SELECT 25 FUND

MARK P. BRONZO, Portfolio Manager of the Investment Manager, has been the co-manager of Equity Fund and the manager of Select 25 Fund since February 2008. He has also managed the All Cap Growth Fund since February 2009 (co-managing with Messrs. O'Connor and Portanova from its inception). Prior to joining the Investment Manager in 2008, he was a Managing Director and member of the Board of Managers of Nationwide Separate Accounts LLC, the successor advisor to Groupama Asset Management N.A. ("GAMNA") and Chairman, President and Chief Executive Officer of the Gartmore Mutual Funds II, Inc. From 1995 to 2003, he served as Senior Vice President, Managing Director and Board member of GAMNA. Mr. Bronzo earned a Bachelor of Arts degree in Economics from Boston College and an MBA in Finance from New York University. He is a Chartered Financial Analyst charterholder.

ALL CAP GROWTH FUND, MID CAP GROWTH FUND AND SMALL CAP GROWTH FUND

JOSEPH C. O'CONNOR, Portfolio Manager of the Investment Manager, has been the manager of Mid Cap Growth Fund since February 2008 and Small Cap Growth Fund since November 2008. He has also managed the All Cap Growth Fund since February 2009 (co-managing with Messrs. Bronzo and Portanova from its inception). Prior to joining the Investment Manager in 2008, he was a Managing Director of Nationwide Separate Accounts LLC, the successor advisor to Groupama Asset Management N.A. ("GAMNA"). From 2000 to 2003, he served as Senior Vice President, Managing Director and Board member of GAMNA. Mr. O'Connor earned a Bachelor of Science degree in Finance from St. John's University.

ALL CAP VALUE FUND, MID CAP VALUE FUND AND SMALL CAP VALUE FUND

JAMES P. SCHIER, Senior Portfolio Manager of the Investment Manager, has been the manager of Mid Cap Value Fund since its inception in 1997 and the Small Cap Value Fund since its inception in 2008. He has also managed the All Cap Value Fund since October 2008 (co-managing with Mr. Mitchell from its inception). While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1993, he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and an MBA from Washington University. He is a Chartered Financial Analyst charterholder.

ALL CAP VALUE FUND, EQUITY FUND AND LARGE CAP VALUE FUND

MARK A. MITCHELL, Portfolio Manager of the Investment Manager, has managed the Large Cap Value Fund since July 2005. He has managed the Equity Fund since February 2004 (co-managing with Mr. Bronzo since February 2008). He has also managed the All Cap Value Fund since October 2008 (co-managing with Mr. Schier from its inception). Prior to joining the Investment Manager, Mr. Mitchell was employed by GE Investments and its successor company, GE Asset Management, from 1994 to 2002 in the following positions: Senior Financial Analyst, Taxable Fixed Income from 1994 to 1995; Sector Portfolio Manager and Research Analyst from 1996 to 1998; Vice President, Assistant Portfolio Manager from 1998 to 1999; Vice President, Sector Portfolio Manager and Research Analyst from 1999 to 2001; and most recently as Vice President, Portfolio Manager, US Equities. Prior to 1994, Mr. Mitchell served in various positions with GE Capital. Mr. Mitchell holds a Bachelor of Science degree with an emphasis in Finance from the University of Nebraska and is a graduate of the GE Financial Management Program. He is a Chartered Financial Analyst charterholder.

ALPHA OPPORTUNITY FUND

STEVEN M. BOWSER, Senior Portfolio Manager of the Investment Manager, has managed a portion of the

Alpha Opportunity Fund since its inception in July 2003. Mr. Bowser joined the Investment Manager in 1992. From 1989 to 1992, Mr. Bowser was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He earned a Bachelor of Science degree from Kansas State University. He is a Chartered Financial Analyst charterholder and FINRA Series 7 license holder.


The Funds' Statement of Additional Information provides information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

SUB-ADVISERS

The Investment Manager and the Funds have received from the U.S. Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of the Funds' Board of Directors, but without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to those Funds which use a sub-adviser:

o     performing initial due diligence on prospective sub-advisers for the Funds

o     monitoring the performance of the sub-advisers

o     communicating performance expectations to the sub-advisers

o ultimately recommending to the Board of Directors whether a sub-adviser's contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of sub-advisers. Although the Investment Manager will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.


The Investment Manager has engaged Mainstream Investment Advisers, LLC ("Mainstream") to provide investment advisory services to a portion of Alpha Opportunity Fund. Mainstream, 101 West Spring Street, Fourth Floor, New Albany, Indiana 47150, managed approximately $420 million in client assets as of December 31, 2008.

The Investment Manager has engaged Security Global Investors, LLC ("SGI"), 801 Montgomery Street, 2nd Floor, San Francisco, California 94133, to provide investment advisory services to Global Fund and a portion of Alpha Opportunity Fund. SGI has operated as an investment sub-adviser to Global Fund since August 2007 and Alpha Opportunity Fund since October 2008. SGI managed more than $488.17 million in assets as of December 31, 2008. SGI is a wholly owned subsidiary of Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company. SGI is an affiliate of the Investment Manager. Together, SGI and the Investment Manager operate as Security Global Investors, the investment advisory arm of Security Benefit Corporation.


PORTFOLIO MANAGERS -- The Portfolio Managers of the Sub-Advisers oversee the day-to-day operations of the following Funds as indicated:

ALPHA OPPORTUNITY FUND

WILLIAM H. JENKINS, Manager of Mainstream, has been a co-manager of a portion of the Alpha Opportunity Fund since its inception in July 2003. He has more than 35 years of investment experience. Prior to co-founding Mainstream in July 1997, Mr. Jenkins spent the most recent 15 years with Providian Corporation as their equity portfolio manager. From 1988 to 1991, he was head of new asset and liability strategies for Providian, in addition to his equity portfolio management responsibilities. Prior to Providian, Mr. Jenkins worked as a portfolio manager/analyst at McGlinn Capital, Delaware Investment Advisors and Mellon Bank and Trust. Mr. Jenkins holds a Bachelor's degree from Grove City College and an MBA from New York University. He is a Chartered Financial Analyst charterholder.

CHARLES F. CRAIG, Portfolio Manager at Mainstream, has primary responsibility for the international long/short strategy portion of the Fund that is managed by Mainstream. He has a long history with the firm and its personnel dating back over 11 years ago when he began an internship with William Jenkins at Providian Corporation. In addition to his experience in equity analysis, trading and portfolio management with Mainstream, Mr. Craig worked in futures trading for RQSI and financial planning with American Express. Mr. Craig holds a Bachelor's degree from the University of Louisville and an MBA from the Kelley School of Business at Indiana University. He is a Chartered Financial Analyst charterholder.

ALPHA OPPORTUNITY FUND AND GLOBAL FUND

JOHN BOICH, Head of Global Equity of SGI, has a track record in global equity investing that dates back to 1990. He has been a co-manager of Global Fund since August 2007 and a co-manager of a portion of Alpha Opportunity Fund since August 2008. Prior to joining SGI in June 2007, Mr. Boich founded Avera Global Partners, L.P. ("Avera") in August 2001, where he served as Chief Investment Officer until June 2007. Prior to founding Avera, he was a founding partner and senior portfolio manager in the global equities division of Montgomery Asset Management. In this capacity, Mr. Boich spent eight years directing research and investment decisions for Montgomery Asset Management's $4 billion global and international mandates. Prior to joining Montgomery Asset Management in March 1993, he was an analyst and portfolio manager at The Boston Company Institutional Investor Inc. where he led the development and subsequent management of the flagship international equity product. Mr. Boich holds a Bachelor of Arts degree in Economics from the University of Colorado and is a Chartered Financial Analyst charterholder.

SCOTT F. KLIMO, Portfolio Manager at SGI, joined SGI in June 2007. He has been a co-manager of Global Fund since August 2007 and a co-manager of a portion of Alpha Opportunity Fund since August 2008. Mr. Klimo was a portfolio manager of Avera from October 2001 until he joined SGI in June 2007. Prior to joining Avera, he worked as a senior international analyst for Founders Asset Management in Denver from December 1999 to September 2001, focusing on consumer durables and non-durables, telecommunications and telecom equipment. Before joining Founders, Mr. Klimo was an assistant portfolio manager for the State of Wisconsin Investment Board from May 1998 to November 1999 where he helped manage a $4 billion international portfolio with a value-oriented investment style. He began his investment career in 1987 as an analyst for Crosby Securities in Hong Kong, before progressing to Thailand Research Director for Smith New Court Far East. Mr. Klimo graduated from Hamilton College with a Bachelor of Arts degree in Asian Studies and immediately left for Asia, where he spent the next eleven years. He is a Chartered Financial Analyst charterholder.

DAVID WHITTALL, Portfolio Manager at SGI, joined SGI in June 2007. He has been a co-manager of Global Fund since August 2007 and a co-manager of a portion of Alpha Opportunity Fund since August 2008. Mr. Whittall was a portfolio manager of Avera from March 2004 until June 2007. Prior to joining Avera, Mr. Whittall was senior vice president and the senior international equity salesman at HSBC in San Francisco from January 2003. Prior to HSBC, he was a vice president at JP Morgan and their senior European equity salesman in San Francisco from May 2001 to October 2002. Before his work in international equity sales, Mr. Whittall spent seven years at Montgomery Asset Management where he was a senior analyst, portfolio manager and principal. Mr. Whittall graduated from UC Berkeley with a Bachelor of Arts degree in Asian Studies. He spent one year as a UC Regent's scholar at Beijing University in the People's Republic of China.


MARK KRESS, Portfolio/Risk Manager at SGI, joined SGI in June 2007. He has been a co-manager of Global Fund since August 2007 and a co-manager of a portion of Alpha Opportunity Fund since August 2008. Along with Mr. Perullo, Mr. Kress is jointly responsible for risk management analysis and the implementation of quantitative research methods for the Funds. Mr. Kress was a senior quantitative analyst at Avera from August 2001 until he joined SGI in June 2007. Mr. Kress holds a Bachelor of Science degree in Managerial Economics from the University of California at Davis and an MBA from the University of California at Berkeley Haas School of Business. He is a Chartered Financial Analyst charterholder.


YON PERULLO, Senior Quantitative Analyst, joined SGI in June 2007. He has been co-manager of Global Fund since June 2007 and a co-manager of a portion of Alpha Opportunity Fund since August 2008. Along with Mr. Kress, Mr. Perullo is jointly responsible for risk management analysis and the implementation of quantitative research methods for the Funds. From 2004 to 2007, Mr. Perullo was co-founder and portfolio manager at Nascent Strategies, LLC, a hedge fund that specialized in quantitative market neutral investing, where he was directly responsible for building the quantitative screening and risk management models employed by the fund. From 1998 to 2004, Mr. Perullo served as Vice President of Quantitative Analytics at FactSet Research Systems where he directed the global sales and development of FactSet's suite of quantitative products, including alpha modeling, portfolio simulation and risk analysis. Mr. Perullo holds a Bachelor of Arts in Chemistry from the University of Rhode Island and is a Chartered Financial Analyst charterholder.

The Funds' Statement of Additional Information provides information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

BUYING SHARES

Shares of the Funds are available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Funds' Distributor, Security Distributors, Inc., or with the Investment Manager, who serves as the Funds' transfer agent ("authorized financial intermediaries"). Shares are priced at the net asset value per share (NAV) next determined after receipt and acceptance of a purchase order by the Fund's transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. Authorized financial intermediaries may charge fees in connection with an investment in the Fund. Fund shares purchased directly from the Fund are not assessed such additional charges but may be subject to a front-end sales charge as noted under the section titled "Class A Shares."

There are three different ways to buy shares of the Funds: Class A shares, Class B shares or Class C shares. The All Cap Growth Fund, All Cap Value Fund and Small Cap Value Fund do not offer Class B shares. The different classes of a Fund differ primarily with respect to the sales charges and Rule 12b-1 distribution and service fees for each class. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Funds reserve the right to reject any order to purchase shares in whole or in part.


The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents (such as traveler's checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks), cashiers checks, or bank checks. The Funds reserve the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.


The Funds no longer issue certificates; all Fund shares are issued in non-certificate form.

The All Cap Growth Fund, All Cap Value Fund, Alpha Opportunity Fund and Small Cap Value Fund also offer Institutional Class shares in a different prospectus.

CUSTOMER IDENTIFICATION AND VERIFICATION -- To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund must obtain the following information for each person that opens an account:

o     Name;

o     Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o     Social  security  number,   taxpayer   identification   number,  or  other
      identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations, plans and other entities.

Federal law prohibits the Fund and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after your account is closed, and you bear the risk of any loss.

MARKET TIMING/SHORT-TERM TRADING -- Some investors try to profit from various short-term or frequent trading strategies known as market timing, for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or transferring from one Fund to another and then back again after a short period of time. As money is transferred in and out, a Fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of a Fund's shares disrupt portfolio management, hurt Fund performance and drive Fund expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Funds that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

The Board of Directors has adopted policies and procedures against market timing, and the Funds discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of any of the Funds. Each Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same authorized financial intermediary on an omnibus basis may be rejected in whole or in part by a Fund. Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Funds and may be cancelled or revoked by the Funds by the close of business on the next business day following receipt.

The policies and procedures of the Funds are intended to restrict transactions that are disruptive to the Funds or potentially disadvantageous to other shareholders. Although the Funds have adopted policies and procedures, the Funds may be dependant upon authorized financial intermediaries that offer the Funds' shares to assist in implementing these policies and procedures or may rely on the policies and procedures of such financial intermediaries. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Funds' policies and procedures take into account, among other things, the following factors:

o     the total dollar amount being transferred;

o     the number of transfers made within the previous 12 months;

o     transfers to and from (or from and to) the same Fund;

o whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's transfer patterns among the Fund and others are disruptive or potentially disadvantageous to other shareholders, the Fund will send the shareholder a letter notifying the shareholder that the Fund is prohibiting the shareholder from making any additional purchases for a 90-day period that begins on the date of the letter. This restriction will be applied after the shareholder makes four "round trip transfers" during any prior 12-month period. A "round trip transfer" is a transfer (1) from the Fund followed by a transfer to the Fund or (2) to the Fund followed by a transfer from the Fund.

In their sole discretion, the Funds may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the Funds may aggregate transfers made in two or more transactions that the Funds believe are connected (for example, two transactions by the same owner, or by spouses, or by different partnerships or corporations that are under common control, etc.).

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may deploy a variety of strategies to avoid detection, and the Funds' or an authorized financial intermediary's ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. Furthermore, the identification of investors determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Funds nor the authorized financial intermediaries that sell the Funds' shares can guarantee that the policies and procedures will detect every potential market timer. The Funds apply the policies and procedures adopted by the Board of Directors consistently to all investors without special arrangement, waiver, or exception.

Because the Funds cannot guarantee that all harmful trading activity will be detected and because the cooperation of authorized financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that the Funds or a financial intermediary implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

CLASS A SHARES -- Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at a Fund's NAV next calculated after the order is accepted by the Funds or an authorized financial intermediary, plus the sales charge set forth below. The NAV, plus the sales charge, is the "offering price." A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange (NYSE) is open. An order for Class A shares is priced at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.

                                                          SALES CHARGE
                                                 -------------------------------
                                                     AS A        AS A PERCENTAGE
AMOUNT OF ORDER                                  PERCENTAGE OF    OF NET AMOUNT
(OFFERING PRICE)                                 OFFERING PRICE     INVESTED
--------------------------------------------------------------------------------
Less than $50,000                                    5.75%            6.10%
$50,000 to $99,999                                   4.75%            4.99%
$100,000 to $249,999                                 3.75%            3.90%
$250,000 to $499,999                                 2.75%            2.83%
$500,000 to $999,999                                 2.00%            2.04%
$1,000,000 or more*                                  None             None
--------------------------------------------------------------------------------

* Purchases of $1,000,000 or more are not subject to a sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.

As indicated in the table above, substantial investments receive lower sales charge rates. In order to reduce your Class A sales charges, you, your spouse, and your dependents (under the age of 21) may combine all of your Fund investments into one purchase. You may also, under rights of accumulation, combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. In addition, you may submit a Statement of Intention to help reduce your sales charges. This Statement allows you to count all Class A investments within a 13-month period as if you were making all of the investments at the same time, in order to qualify for reduced sales charges. If you do not fulfill the commitment reflected in your Statement of Intention, you will bear the sales charge rate associated with your total purchases, less redemptions. The Funds also make available a reinstatement privilege to reduce your sales charges in the event you redeem your shares and then subsequently reinstate your account within 30 days. Furthermore, Class A shares of a Fund may be purchased without a sales charge when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed.

The Distributor must be notified when a purchase is made that may qualify under any of the above provisions. Consequently, an investor acquiring Class A shares directly from the Distributor must indicate in the purchase order that the purchase may qualify under any of the above provisions and must provide enough information to substantiate the claim. If an investor purchases Class A shares through an authorized financial intermediary, the investor must inform such intermediary of any facts, including any records required by the intermediary, that may qualify a purchase for any of the above provisions, such as other holdings of Class A shares held directly with the Funds or through other accounts with other authorized financial intermediaries.

Please see Appendix A and the Statement of Additional Information for a more detailed description of options that are available for reducing the sales charge applicable to purchases of Class A shares. For more information, you may also consult your broker or financial intermediary, or visit our website at www.securitybenefit.com. This website provides hyperlinks that facilitate access to information, stated in a clear and prominent format, that will assist you in determining means of reducing your Class A shares initial sales charge as well as provide other information on the Funds' sales loads and breakpoint discounts.

CLASS A DISTRIBUTION PLAN -- The Funds have adopted a Class A Distribution Plan that allows each of the Funds to pay distribution fees to the Funds' Distributor. The Distributor uses the fees to pay for activities related to the sale of Class A shares and services provided to shareholders. The distribution and service fee is equal to 0.25% on an annual basis of the average daily net assets of the Funds' Class A shares. Because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

CLASS B SHARES -- Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at a Fund's NAV next calculated after the order is accepted by the Fund or an authorized financial intermediary. A Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open.

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first.

Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

                  NUMBER OF YEARS               DEFERRED
                  SINCE PURCHASE              SALES CHARGE
                  ----------------------------------------
                        1                          5%
                        2                          4%
                        3                          3%
                        4                          3%
                        5                          2%
                    6 and more                     0%
                  ----------------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See the section titled "Waiver of the Deferred Sales Charge."

CLASS B DISTRIBUTION PLAN -- Each Fund, with the exception of All Cap Growth Fund, All Cap Value Fund and Small Cap Value Fund, has adopted a Class B Distribution Plan that allows each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution and service fee is equal to 1.00% on an annual basis of the average daily net assets of the Funds' Class B shares. Because the distribution fees are paid out of the respective Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert on a tax-free basis to Class A shares on the eighth anniversary of purchase. This is advantageous to such shareholders because Class A shares are subject to a lower distribution fee than Class B shares. A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time the shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at a Fund's NAV next calculated after the order is accepted by the Fund or an authorized financial intermediary. A Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open.

Class C shares are subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See the section titled "Waiver of Deferred Sales Charge."

CLASS C DISTRIBUTION PLAN -- The Funds have adopted a Class C Distribution Plan that allows each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution and service fee is equal to 1.00% on an annual basis of the average daily net assets of the Funds' Class C shares. Because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge (when applicable) under the following circumstances:

o Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

o Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

o In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code ("Code")

o     In connection with  distributions  from  retirement  plans qualified under
      Section 401(a), 401(k) or 403(b) of the Code for:

      o     returns of excess contributions to the plan

      o     retirement of a participant in the plan

      o a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

      o financial hardship (as defined in regulations under the Code) of a participant in a plan

      o     termination of employment of a participant in a plan

      o     any other permissible withdrawal under the terms of the plan.

REVENUE SHARING PAYMENTS -- The Investment Manager, Distributor or their affiliates may, out of their own resources and at no additional costs to the Funds or shareholders, make payments to financial intermediaries (including payments to affiliates of the Investment Manager or Distributor). Such payments, commonly referred to as "revenue sharing," do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. Such compensation may be paid to intermediaries for (without limitation) marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, or in other sales programs. Revenue sharing may also be paid to intermediaries that provide services to the Funds or to shareholders, including (without limitation) shareholder servicing, sub-administration or sub-transfer agency services. The compensation received by such intermediaries via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the Statement of Additional Information.
Shareholders also may obtain more information about these arrangements, including associated conflicts of interest, from their intermediary and should so inquire if they would like more detailed information. Shareholders also may inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.

SELLING SHARES

A shareholder may sell (or "redeem") shares at any time through his or her authorized financial intermediary or directly through the Fund's transfer agent. Shares will be redeemed at the NAV next determined after the order is received by the Fund's transfer agent or an authorized financial intermediary, less any applicable deferred sales charge and in the case of Global Fund Class A shares, any applicable redemption charge. A Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open. Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

When redeeming recently purchased shares, if the Fund has not collected payment for the shares, it may delay sending the proceeds until it has collected payment, which may take up to 15 days.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

o     The name and signature of the account owner(s)

o     The name of the Fund

o     The dollar amount or number of shares to sell

o     Where to send the proceeds

o     A signature guarantee if

      o The check will be mailed to a payee or address different than that of the account owner, or

      o     The sale of shares is more than $25,000.

A signature guarantee helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.

Mail your request to:

        Security Investors, LLC
        P.O. Box 750525
        Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

o INDIVIDUAL OR JOINT TENANTS: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

o SOLE PROPRIETOR OR GENERAL PARTNER: Written instruction must be signed by an authorized individual as it appears on the account.

o UGMA OR UTMA: Written instructions must be signed by the custodian as it appears on the account. SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

o CORPORATION OR ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Funds.

o TRUST: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account, a certified certificate of incumbency dated within 60 days must also be submitted.

o     RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461 on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m. Central Time. The Funds require that requests for redemptions over $25,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461. Shareholders may not redeem shares held in an Individual Retirement Account ("IRA") or 403(b)(7) account by telephone.

BY BROKER -- You may redeem your shares through your authorized financial intermediary. Such intermediaries may charge a commission upon the redemption of shares.

PAYMENT OF REDEMPTION PROCEEDS -- Payments may be made by check. Redemption proceeds (less any redemption charge payable with respect to Global Fund Class A shares) will be sent to the shareholder(s) of record at the address on our records generally within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption proceeds, the Investment Manager will, upon the shareholder's request, send the redemption proceeds by express mail or send the proceeds by wire transfer to the shareholder's bank account upon receipt of appropriate wire transfer instructions.

In addition, redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

The Funds may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for a reason other than weekend or holiday, or any emergency is deemed to exist by the Securities and Exchange Commission.

REDEMPTION CHARGE (GLOBAL FUND CLASS A SHARES) -- The Global Fund, like all of the Funds, is intended for long-term investors. Investors who engage in frequent, short-term trading in the Global Fund's shares can disrupt the Fund's investment program. Accordingly, the Global Fund imposes a 2% charge on redemptions (including exchanges) of Global Fund Class A shares that have been held for 30 days or less, which charge is paid to Global Fund to protect the Fund's long-term shareholders. The Global Fund uses the "first-in, first-out" method to determine the 30-day holding period, under which shares that have been held the longest will be the first to be redeemed to satisfy a redemption or exchange order. If any of the shares redeemed have been held for 30 days or less, the redemption charge will be charged against the redemption of those shares.

The redemption charge does not apply to Class B or Class C shares of Global Fund. In addition, the redemption charge does not apply to (1) Class A shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) Class A shares purchased through the reinvestment of dividends or capital gains distributions, (3) redemptions in an amount less than $10,000, or
(4) redemptions and/or exchanges made through pre-approved asset allocation programs. The Global Fund reserves the right to waive the redemption charge in its discretion.

DIVIDENDS AND TAXES

Each Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

TAX ON DISTRIBUTIONS -- Fund dividends and distributions are taxable to shareholders (unless your investment is in an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

o     Distributions  of  earnings  from  qualifying   dividends  and  qualifying
      long-term capital gains will be taxed at a maximum rate of 15%.

o Distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

o A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

o Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.


The favorable tax treatment for qualified dividends and the lower rates on long-term capital gains are currently scheduled to expire after 2010.


Tax-deferred retirement accounts generally do not generate a tax liability unless you are taking a distribution or making a withdrawal.

A Fund has "short-term capital gains" when it sells assets within one year after buying them. Your share of a Fund's net short-term capital gains will be taxed at ordinary income rates. The Fund has "long-term capital gains" when it sells assets that it has owned for more than one year. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.

The  Funds  will  mail  you  information   concerning  the  tax  status  of  the
distributions for each calendar year on or before January 31 of the following year.

TAXES ON SALES OR EXCHANGES -- You may be taxed on any sale or exchange of Fund shares. The amount of gain or loss will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. "Short-term capital gains" applies to Fund shares sold or exchanged up to one year after buying them. "Long-term capital gains" applies to shares held for more than one year.

If your tax basis in your shares exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

BACKUP WITHHOLDING -- As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.

DETERMINATION OF NET ASSET VALUE

The NAV of each Fund is computed as of the close of regular trading hours on the NYSE (normally 3:00 p.m. Central Time) on days when the NYSE is open. The NYSE is open Monday through Friday, except on observation of the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Foreign securities are valued based on quotations from the primary market in which they are traded and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds.

Portfolio securities and other investments are valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with the Funds' valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Funds' valuation procedures. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

SHAREHOLDER SERVICES

ACCUMULATION PLAN -- An investor may choose to invest in one of the Funds through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments and is terminable at will.

Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of a Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

Investors may also choose to use an Automatic Investment Plan (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to three business days before the date scheduled to purchase Fund shares. An application for an Automatic Investment Plan may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM -- Shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current aggregate net asset value of $5,000 or more are deposited with the Investment Manager, which will act as agent for the shareholder under the Program. Shares are liquidated at NAV. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or redeemed from the account.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B and Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Class B Shares" or "Class C Shares," as applicable. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE PRIVILEGE -- Shareholders of the Funds may exchange their shares for shares of another Fund or for shares of other mutual funds distributed by the Funds'

Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including a Fund's right to reject any order to purchase shares.

Shares of a particular class of the Funds may be exchanged only for shares of the same class of another available Fund or for Class A shares of Security Cash Fund, if available. In addition, shareholders should note that Class A shares may be exchanged for Institutional Class shares of funds distributed by the Funds' Distributor if the shareholder meets the minimum initial investment and the specific eligibility requirements, which are described in a different prospectus. Shareholders should consult that prospectus prior to making such an exchange. A copy of the prospectus may be requested by contacting the Funds' Distributor.

Exchanges may be made only in those states where shares of the Fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange; however, any applicable redemption charge will be imposed on an exchange of Global Fund Class A shares held for 30 days or less. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. For tax purposes, an exchange is a sale of shares that may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Exchanges are made upon receipt of a properly completed Exchange Authorization form. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the Fund into which an exchange is made will be given to each shareholder exercising this privilege.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

To exchange shares by telephone, a shareholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at 1-800-888-2461, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central Time. Exchange requests received by telephone after the close of the NYSE (normally 3:00 p.m. Central Time) will be treated as if received on the next business day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing, may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to shareholders.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund's performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or its Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.

DOLLAR COST AVERAGING. This option allows shareholders to make periodic exchanges of shares to one or more of the Funds available under the exchange privilege as described above. Such periodic exchanges in which securities are purchased at regular intervals are known as "dollar cost averaging." With dollar cost averaging, the cost of the securities is averaged over time and possibly over various market cycles. Dollar cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses.

Shareholders may obtain a dollar cost averaging request form from the Investment Manager. Shareholders designate on the form whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. The Investment Manager will exchange shares as requested on the first business day of the month.

The Investment Manager will make exchanges until account value is depleted or until you instruct the Investment Manager to terminate dollar cost averaging. Dollar cost averaging may be terminated at any time by written request to the Investment Manager.

ASSET REBALANCING. This option allows shareholders to automatically exchange shares of those Funds available under the exchange privilege as described above on a quarterly basis to maintain a particular percentage allocation among the Funds. Shares of such Funds must be held in non-certificated form. Account value allocated to a Fund will grow or decline in value at different rates during the selected period, and asset rebalancing will automatically reallocate account value in the Funds to the allocation you select on a quarterly basis.

Shareholders may obtain an asset rebalancing request form from the Investment Manager. You must designate on the form the applicable Funds and the percentage of account value to be maintained in each Fund. Thereafter, the Investment Manager will exchange shares of the Funds to maintain that allocation on the first business day of each calendar quarter. Asset rebalancing may be terminated at any time by written request to the Investment Manager.

RETIREMENT PLANS -- The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

GENERAL INFORMATION

SHAREHOLDER INQUIRIES -- Shareholders who have questions concerning their account or wish to obtain additional information may call the Funds (see back cover for address and telephone numbers) or contact their securities dealer.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Funds' Class A shares, Class B shares and Class C shares, as applicable, during the past five years (except All Cap Growth Fund and All Cap Value Fund), or the period since commencement of a Fund or share class. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and distributions. The information for the fiscal years ended September 30 has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.


Since the All Cap Growth Fund and All Cap Value Fund had not commenced operations prior to the most recent reporting period, financial highlights information has not been provided.


------------------------------------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE FUND (CLASS A)
------------------------------------------------------------------------------------------------------------
                                                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                                  ----------------------------------------------------------
                                                  2008(B)(C)   2007(B)(C)    2006(C)   2005(C)(I)    2004(C)
                                                  ----------   ----------   --------   ----------   --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............    $ 9.18        $7.65     $ 6.78        $5.71     $ 5.11

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................      0.05         0.04       0.01         0.03       0.01
Net gain (loss) on securities (realized and
  unrealized) ..................................     (2.14)        1.49       0.90         1.04       0.60
                                                     -----         ----      -----         ----      -----
Total from investment operations ...............     (2.09)        1.53       0.91         1.07       0.61

LESS DISTRIBUTIONS:
Dividends (from net investment income) .........     (0.04)          --      (0.04)          --      (0.01)
Distributions (from realized gains) ............     (0.33)          --         --           --         --
                                                     -----         ----      -----         ----      -----
Total distributions ............................     (0.37)          --      (0.04)          --      (0.01)
                                                     -----         ----      -----         ----      -----
NET ASSET VALUE END OF PERIOD ..................    $ 6.72        $9.18     $ 7.65        $6.78     $ 5.71
                                                     =====         ====      =====         ====      =====
TOTAL RETURN (A) ...............................   (23.45)%      20.04%      13.45%      18.74%      11.98%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ...........    $66,902     $79,998     $64,786     $45,295     $43,071
Ratio of expenses to average net assets ........      1.25%       1.27%       1.49%       1.61%       1.52%
Ratio of net investment income (loss) to average
  net assets ...................................      0.68%       0.51%       0.17%       0.56%       0.19%
Portfolio turnover rate ........................        48%         25%         54%        110%         75%
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE FUND (CLASS B)
--------------------------------------------------------------------------------------------------------
                                                             FISCAL PERIOD ENDED SEPTEMBER 30
                                                  ------------------------------------------------------
                                                    2008        2007
                                                  (B)(C)(K)   (B)(C)(K)   2006(C)   2005(C)(I)   2004(C)
                                                  ---------   ---------   -------   ----------   -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $ 8.58      $ 7.18     $ 6.38     $ 5.42      $ 4.87

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................     0.07       (0.01)     (0.04)     (0.01)      (0.03)
Net gain (loss) on securities (realized and
  unrealized) ..................................    (2.02)       1.41       0.84       0.97        0.58
                                                    -----       -----      -----      -----       -----
Total from investment operations ...............    (1.95)       1.40       0.80       0.96        0.55

LESS DISTRIBUTIONS:
Dividends (from net investment income)... ......    (0.01)         --         --         --          --
Distributions (from realized gains) ............    (0.33)         --         --         --          --
                                                    -----       -----      -----      -----       -----
Total distributions ............................    (0.34)         --         --         --          --
                                                    -----       -----      -----      -----       -----
NET ASSET VALUE END OF PERIOD ..................   $ 6.29      $ 8.58     $ 7.18     $ 6.38      $ 5.42
                                                    =====       =====      =====      =====       =====
TOTAL RETURN (A) ...............................  (23.39)%      19.50%     12.54%     17.71%      11.29%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ...........    $8,097     $13,784    $12,761     $8,500     $10,164
Ratio of expenses to average net assets              1.00%       1.85%      2.26%      2.36%       2.27%
Ratio of net investment income (loss) to
  average net assets ...........................     0.93%     (0.08)%    (0.58)%    (0.16)%     (0.57)%
Portfolio turnover rate                                48%         25%        54%       110%         75%
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE FUND (CLASS C)
----------------------------------------------------------------------------------------------------------
                                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                  --------------------------------------------------------
                                                  2008(B)(C)   2007(B)(C)   2006(C)   2005(C)(I)   2004(C)
                                                  ----------   ----------   -------   ----------   -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............    $ 8.72      $ 7.31      $ 6.49     $ 5.52      $ 4.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................        --       (0.02)      (0.04)     (0.01)      (0.03)
Net gain (loss) on securities (realized and
  unrealized) ..................................     (2.04)       1.43        0.86       0.98        0.59
                                                     -----       -----       -----      -----       -----
Total from investment operations ...............     (2.04)       1.41        0.82       0.97        0.56

LESS DISTRIBUTIONS:
Dividends (from net investment income)... ......     (0.33)         --          --         --          --
Distributions (from realized gains) ............        --          --          --         --          --
                                                     -----       -----       -----      -----       -----
Total distributions ............................     (0.33)         --          --         --          --
                                                     -----       -----       -----      -----       -----
NET ASSET VALUE END OF PERIOD ..................    $ 6.35      $ 8.72      $ 7.31     $ 6.49      $ 5.52
                                                     =====       =====       =====      =====       =====
TOTAL RETURN (A) ...............................   (24.09)%      19.29%      12.63%     17.57%      11.29%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ...........     $4,410      $5,717      $3,536     $2,899      $2,561
Ratio of expenses to average net assets ........      2.00%       2.02%       2.25%      2.36%       2.28%
Ratio of net investment income (loss) to
  average net assets ...........................    (0.07)%     (0.23)%     (0.60)%    (0.18)%     (0.57)%
Portfolio turnover rate ........................        48%         25%         54%       110%         75%
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS A)
--------------------------------------------------------------------------------------------------------
                                                             FISCAL PERIOD ENDED SEPTEMBER 30
                                                  ------------------------------------------------------
                                                  2008(C)(M)   2007(C)    2006(C)    2005(C)    2004(C)
                                                  ----------   -------    -------    -------    -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............    $ 6.84      $ 6.85     $ 6.58     $ 6.50     $ 5.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................      0.01          --      (0.01)      0.04       0.01
Net gain (loss) on securities (realized and
  unrealized) ..................................     (1.61)       0.69       0.52       0.49       0.52
                                                     -----       -----      -----      -----      -----
Total from investment operations ...............     (1.60)       0.69       0.51       0.53       0.53

LESS DISTRIBUTIONS:
Dividends (from net investment income)..........        --          --      (0.04)        --      (0.01)
Distributions (from realized gains) ............     (0.97)      (0.70)     (0.20)     (0.45)        --
Return of capital ..............................     (0.01)         --         --         --         --
                                                     -----       -----      -----      -----      -----
Total distributions ............................     (0.98)      (0.70)     (0.24)     (0.45)     (0.01)
                                                     -----       -----      -----      -----      -----
NET ASSET VALUE END OF PERIOD ..................    $ 4.26      $ 6.84     $ 6.85     $ 6.58     $ 6.50
                                                     =====       =====      =====      =====      =====
TOTAL RETURN (A) ...............................   (26.12)%      10.33%      7.88%      8.20%      8.87%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ...........   $205,908    $322,850   $371,006   $375,280   $391,384
Ratio of expenses to average net assets ........      1.36%       1.34%      1.34%      1.30%      1.28%
Ratio of net investment income (loss) to
  average net assets ...........................      0.15%       0.02%    (0.08)%      0.57%      0.08%
Portfolio turnover rate ........................       111%         20%        34%        32%        28%
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS B)
----------------------------------------------------------------------------------------------------
                                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                                  --------------------------------------------------
                                                  2008(C)(M)   2007(C)   2006(C)   2005(C)   2004(C)
                                                  ----------   -------   -------   -------   -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............    $ 5.89     $ 6.04    $ 5.83    $ 5.85    $ 5.41

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................     (0.03)     (0.04)    (0.05)    (0.01)    (0.04)
Net gain (loss) on securities (realized and
   unrealized) .................................     (1.35)      0.59      0.46      0.44      0.48
                                                     -----      -----     -----     -----     -----
Total from investment operations ...............     (1.38)      0.55      0.41      0.43      0.44

LESS DISTRIBUTIONS:
Dividends (from net investment income)... ......        --         --        --        --        --
Distributions (from realized gains) ............     (0.97)     (0.70)    (0.20)    (0.45)       --
Return of capital ..............................     (0.01)        --        --        --        --
                                                     -----      -----     -----     -----     -----
Total distributions ............................     (0.98)     (0.70)    (0.20)    (0.45)       --
                                                     -----      -----     -----     -----     -----
NET ASSET VALUE END OF PERIOD ..................    $ 3.53     $ 5.89    $ 6.04    $ 5.83    $ 5.85
                                                     =====      =====     =====     =====     =====
TOTAL RETURN (A) ...............................   (26.69%)      9.33%     7.16%     7.35%     8.13%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ...........    $10,621    $19,928   $27,842   $39,962   $49,600
Ratio of expenses to average net assets ........      2.11%      2.09%     2.09%     2.05%     2.03%
Ratio of net investment income (loss) to
   average net assets ..........................    (0.61%)    (0.74%)   (0.83%)   (0.16%)   (0.67)%
Portfolio turnover rate ........................       111%        20%       34%       32%       28%
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS C)
--------------------------------------------------------------------------------------------------------
                                                             FISCAL PERIOD ENDED SEPTEMBER 30
                                                  ------------------------------------------------------
                                                  2008(C)(M)   2007(C)      2006(C)   2005(C)   2004(C)
                                                  ----------   -------      -------   -------   -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............    $ 6.28     $ 6.39       $ 6.16    $ 6.16    $ 5.69

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................     (0.03)     (0.05)       (0.05)    (0.01)    (0.04)
Net gain (loss) on securities (realized
  and unrealized) ..............................     (1.46)      0.64         0.48      0.46      0.51
                                                     -----      -----        -----     -----     -----
Total from investment operations ...............     (1.49)      0.59         0.43      0.45      0.47

LESS DISTRIBUTIONS:
Dividends (from net investment income)..........        --         --           --        --        --
Distributions (from realized gains)                  (0.97)     (0.70)       (0.20)    (0.45)       --
Return of capital ..............................     (0.01)        --           --        --        --
                                                     -----      -----        -----     -----     -----
Total distributions ............................     (0.98)     (0.70)       (0.20)    (0.45)       --
                                                     -----      -----        -----     -----     -----
NET ASSET VALUE END OF PERIOD ..................    $ 3.81     $ 6.28       $ 6.39    $ 6.16    $ 6.16
                                                     =====      =====        =====     =====     =====
Total return (a) ...............................   (26.79)%      9.45%        7.10%     7.32%     8.26%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ...........     $2,915    $ 5,048       $5,794    $5,706    $6,329
Ratio of expenses to average net assets ........      2.11%      2.09%        2.09%     2.05%     2.03%
Ratio of net investment income (loss) to
  average net assets ...........................    (0.60)%    (0.73)%      (0.83)%   (0.18)%    (0.67)%
Portfolio turnover rate ........................       111%        20%          34%       32%       28%
--------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
SECURITY ALPHA OPPORTUNITY FUND (Class A)
-----------------------------------------------------------------------------------------------------
                                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                           ----------------------------------------------------------
                                               2008         2007        2006       2005       2004
                                           (B)(C)(D)(N)   (B)(C)(D)   (B)(C)(D)  (B)(C)(D)  (B)(C)(D)
                                           ------------   ---------   ---------  ---------  ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD......    $13.94        $12.23      $12.37     $11.79     $10.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............     (0.16)        (0.01)      (0.06)     (0.10)     (0.16)
Net gain (loss) on securities
  (realized and unrealized)..............     (1.68)         2.99        0.93       1.50       2.33
                                              -----         -----       -----      -----      -----
Total from investment operations.........     (1.84)         2.98        0.87       1.40       2.17

LESS DISTRIBUTIONS:
Dividends (from net investment income)...       ---           ---         ---        ---        ---
Distributions (from realized gains)......     (2.57)        (1.27)      (1.01)     (0.82)     (0.59)
Return of capital........................     (0.16)          ---         ---        ---        ---
                                              -----         -----       -----      -----      -----
Total distributions......................     (2.73)        (1.27)      (1.01)     (0.82)     (0.59)
                                              -----         -----       -----      -----      -----
NET ASSET VALUE END OF PERIOD............    $ 9.37        $13.94      $12.23     $12.37     $11.79
                                              =====         =====       =====      =====      =====
Total return (a).........................   (15.99)%        26.10%       7.39%     12.26%     21.68%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).....    $30,615       $25,072     $20,595    $14,622     $6,556
Ratio of expenses to average net assets..      3.32%         2.88%       3.10%      2.86%      2.79%
Net expenses prior to performance
  adjustment (j).........................      2.75%         2.77%       2.82%      2.78%      2.78%
Ratio of net investment income
  (loss) to average net assets...........    (1.44)%       (0.08)%     (0.50)%    (0.83)%    (1.48)%
Portfolio turnover rate..................      1248%         1697%       1302%      1502%      1175%
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
SECURITY ALPHA OPPORTUNITY FUND (CLASS B)
------------------------------------------------------------------------------------------------------
                                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                           -----------------------------------------------------------
                                               2008         2007         2006       2005        2004
                                           (B)(C)(D)(N)   (B)(C)(D)   (B)(C)(D)   (B)(C)(D)    (B)(C)
                                           ------------   ---------   ---------   ---------    ------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....     $13.42       $11.90      $12.15      $11.68      $10.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............      (0.23)       (0.09)      (0.15)      (0.18)      (0.25)
Net gain (loss) on securities (realized
  and unrealized) .......................      (1.59)        2.88        0.91        1.47        2.32
                                               -----        -----       -----       -----       -----
Total from investment operations ........      (1.82)        2.79        0.76        1.29        2.07

LESS DISTRIBUTIONS:
Dividends (from net investment income) ..         --           --          --          --          --
Distributions (from realized gains) .....      (2.57)       (1.27)      (1.01)      (0.82)      (0.59)
Return of capital .......................      (0.16)          --          --          --          --
                                               -----        -----       -----       -----       -----
Total distributions .....................      (2.73)       (1.27)      (1.01)      (0.82)      (0.59)
                                               -----        -----       -----       -----       -----
NET ASSET VALUE END OF PERIOD ...........     $ 8.87       $13.42      $11.90      $12.15      $11.68
                                               =====        =====       =====       =====       =====
TOTAL RETURN (A) ........................    (16.66)%       25.14%       6.56%      11.39%      20.68%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....      $5,391       $3,154      $4,846      $4,106      $2,324
Ratio of expenses to average net assets .       4.04%        3.59%       3.85%       3.61%       3.53%
Net expenses prior to performance fee
  adjustment (j) ........................       3.49%        3.51%       3.57%       3.53%       3.53%
Ratio of net investment income (loss)
  to average net assets .................     (2.18)%      (0.77)%     (1.24)%     (1.60)%     (2.25)%
Portfolio turnover rate .................       1248%        1697%       1302%       1502%       1175%
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
SECURITY ALPHA OPPORTUNITY FUND (CLASS C)
-----------------------------------------------------------------------------------------------------
                                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                           ----------------------------------------------------------
                                               2008         2007        2006        2005       2004
                                           (B)(C)(D)(N)   (B)(C)(D)   (B)(C)(D)   (B)(C)(D)   (B)(C)
                                           ------------   ---------   ---------   ---------   ------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD......     $ 13.43      $11.90      $12.15      $11.68     $10.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............      (0.23)       (0.10)      (0.15)      (0.18)     (0.25)
Net gain (loss) on securities (realized
  and unrealized)........................      (1.60)        2.90        0.91        1.47       2.32
                                               -----        -----       -----       -----      ------
Total from investment operations.........      (1.83)        2.80        0.76        1.29       2.07

LESS DISTRIBUTIONS:
Dividends (from net investment income)...         --           --          --          --         --
Distributions (from realized gains)......      (2.57)       (1.27)      (1.01)      (0.82)     (0.59)
Return of capital........................      (0.16)          --          --          --         --
                                               -----        -----       -----       -----      ------
Total distributions......................      (2.73)       (1.27)      (1.01)      (0.82)     (0.59)
                                               -----        -----       -----       -----      ------
NET ASSET VALUE END OF PERIOD............     $ 8.87       $13.43      $11.90      $12.15     $11.68
                                               =====        =====       =====       =====      ======
TOTAL RETURN (A).........................    (16.63)%       25.24%       6.56%      11.39%     20.68%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).....      $4,935       $4,216      $5,576      $7,813     $3,143
Ratio of expenses to average net assets..       4.09%        3.60%       3.83%       3.61%      3.53%
Net expenses prior to performance fee
  adjustment (j).........................       3.51%        3.51%       3.57%       3.53%      3.53%
Ratio of net investment income (loss)
  to average net assets..................     (2.21)%      (0.77)%     (1.18)%     (1.58)%    (2.24)%
Portfolio turnover rate..................       1248%        1697%       1302%       1502%      1175%
-----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS A)
----------------------------------------------------------------------------------------------------
                                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                           ---------------------------------------------------------
                                             2008
                                           (C)(D)(O)   2007(C)(L)   2006(C)    2005(C)    2004(C)(F)
                                           ---------   ----------   -------    -------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD......   $20.69       $19.65      $17.47     $13.93     $11.68

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............     0.05         0.06       (0.03)     (0.02)     (0.03)
Net gain on securities
  (realized and unrealized)..............    (3.63)        3.60        2.21       3.56       2.28
                                             -----        -----       -----      -----      -----
Total from investment operations.........    (3.58)        3.66        2.18       3.54       2.25

LESS DISTRIBUTIONS
Dividends (from net investment income)...    (0.04)          --          --         --         --
Distributions (from realized gains)......    (6.72)       (2.62)         --         --         --
                                             -----        -----       -----      -----      -----
Total distributions......................    (6.76)       (2.62)         --         --         --
                                             -----        -----       -----      -----      -----
NET ASSET VALUE END OF PERIOD............   $10.35       $20.69      $19.65     $17.47     $13.93
                                             =====        =====       =====      =====      =====
TOTAL RETURN (A).........................  (25.16)%       20.07%      12.48%     25.41%     19.26%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).....   $88,782     $145,158    $119,176   $127,970    $98,450
Ratio of expenses to average net assets..     1.73%        1.69%       1.75%      1.73%      1.79%
Ratio of net investment income (loss)
  to average net assets..................     0.33%        0.29%     (0.17)%    (0.14)%    (0.20)%
Portfolio turnover rate..................      280%         162%         28%        31%        25%
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS B)
----------------------------------------------------------------------------------------------------------
                                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                           ---------------------------------------------------------------
                                               2008         2007
                                           (C)(D)(H)(O)   (C)(H)(L)   2006(C)(H)   2005(C)(H)   2004(C)(F)
                                           ------------   ---------   ----------   ----------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....     $18.96      $18.17        $16.12      $12.93       $10.93

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............       0.07        0.09          0.02       (0.12)       (0.13)
Net gain on securities
  (realized and unrealized) .............      (3.17)       3.32          2.03        3.31         2.13
                                               -----       -----         -----       -----        -----
Total from investment operations ........      (3.10)       3.41          2.05        3.19         2.00

LESS DISTRIBUTIONS:
Dividends (from net investment income) ..      (0.09)         --            --          --           --
Distributions (from realized gains) .....      (6.72)      (2.62)           --          --           --
                                               -----       -----         -----       -----        -----
Total distributions .....................      (6.81)      (2.62)           --          --           --
                                               -----       -----         -----       -----        -----
NET ASSET VALUE END OF PERIOD ...........     $ 9.05      $18.96        $18.17      $16.12       $12.93
                                               =====       =====         =====       =====        =====
TOTAL RETURN (A) ........................    (24.91)%      20.36%       12.72%       24.67%       18.30%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....     $15,303     $29,659      $27,494      $28,999      $28,360
Ratio of expenses to average net assets .       1.48%       1.44%        1.50%        2.38%        2.54%
Ratio of net investment income (loss)
  to average net assets .................       0.55%       0.50%        0.11%      (0.80)%      (1.00)%
Portfolio turnover rate .................        280%        162%          28%          31%          25%
----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS C)
-----------------------------------------------------------------------------------------------------
                                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                           ----------------------------------------------------------
                                             2008
                                           (C)(D)(O)   2007(C)(L)   2006(C)(D)   2005(C)   2004(B)(C)
                                           ---------   ----------   ----------   -------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....   $19.00      $18.37       $16.46      $13.22     $11.17

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............    (0.05)      (0.09)       (0.15)      (0.13)     (0.13)
Net gain (loss) on securities
  (realized and unrealized) .............    (3.18)       3.34         2.06        3.37       2.18
                                             -----       -----        -----       -----      -----
Total from investment operations ........    (3.23)       3.25         1.91        3.24       2.05

LESS DISTRIBUTIONS:
Dividends (from net investment income) ..       --          --         --           --          --
Distributions (from realized gains) .....    (6.73)      (2.62)        --           --          --
                                             -----       -----        -----       -----      -----
Total distributions .....................    (6.73)      (2.62)        --           --          --
                                             -----       -----        -----       -----      -----
NET ASSET VALUE END OF PERIOD ...........   $ 9.04      $19.00       $18.37      $16.46     $13.22
                                             =====       =====        =====       =====      =====
TOTAL RETURN (A) ........................  (25.69)%      19.14%       11.60%      24.51%     18.35%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....    $7,866     $12,449      $10,361      $8,841     $7,557
Ratio of expenses to average net assets .     2.49%       2.44%        2.51%       2.48%      2.54%
Ratio of net investment income (loss)
  to average net assets .................   (0.44)%     (0.48)%      (0.87)%     (0.90)%    (1.02)%
Portfolio turnover rate .................      280%        162%          28%         31%        25%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
SECURITY MID CAP VALUE FUND (CLASS A)
--------------------------------------------------------------------------------------------------------
                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                           -------------------------------------------------------------
                                           2008(C)      2007(C)       2006(C)      2005(C)      2004(C)
                                           -------      -------       -------      -------      -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....   $40.79       $38.27        $36.34       $30.45       $24.48

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............     0.25         0.25          0.04         0.01        (0.09)
Net gain (loss) on securities
  (realized and unrealized) .............    (4.77)        4.59          3.96         8.16         6.32
                                             -----        -----         -----        -----        -----
Total from investment operations ........    (4.52)        4.84          4.00         8.17         6.23

LESS DISTRIBUTIONS:
Dividends (from net investment income) ..    (0.14)       (0.23)          --           --            --
Distributions (from realized gains) .....    (7.72)       (2.09)        (2.07)       (2.28)       (0.26)
Return of capital .......................       --           --            --           --           --
                                             -----        -----         -----        -----        -----
Total distributions .....................    (7.86)       (2.32)        (2.07)       (2.28)       (0.26)
                                             -----        -----         -----        -----        -----
NET ASSET VALUE END OF PERIOD ...........   $28.41       $40.79        $38.27       $36.34       $30.45
                                             =====        =====         =====        =====        =====
TOTAL RETURN (A) ........................  (12.48)%       12.96%        11.44%       27.77%       25.59%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....  $656,044     $687,484      $596,074     $373,031     $215,659
Ratio of expenses to average net assets .     1.37%        1.32%         1.36%        1.41%        1.48%
Ratio of net investment income (loss)
  to average net assets .................     0.79%        0.61%         0.10%        0.04%      (0.31)%
Portfolio turnover rate .................       68%          44%           33%          19%          45%
--------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
SECURITY MID CAP VALUE FUND (CLASS B)
-----------------------------------------------------------------------------------------------------
                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                           ----------------------------------------------------------
                                           2008(C)      2007(C)      2006(C)      2005(C)     2004(C)
                                           -------      -------      -------      -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....   $36.78       $34.76       $33.43      $28.37      $22.99

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............       --        (0.04)       (0.23)      (0.22)      (0.28)
Net gain (loss) on securities
  (realized and unrealized) .............    (4.23)        4.15         3.63        7.56        5.92
                                             -----        -----        -----       -----       -----
Total from investment operations ........    (4.23)        4.11         3.40        7.34        5.64

LESS DISTRIBUTIONS:
Dividends (from net investment income) ..       --           --           --          --          --
Distributions (from realized gains) .....    (7.72)       (2.09)       (2.07)      (2.28)      (0.26)
Return of capital .......................       --           --           --          --          --
                                             -----        -----        -----       -----       -----
Total distributions .....................    (7.72)       (2.09)       (2.07)      (2.28)      (0.26)
                                             -----        -----        -----       -----       -----
NET ASSET VALUE END OF PERIOD ...........   $24.83       $36.78       $34.76      $33.43      $28.37
                                             =====        =====        =====       =====       =====
TOTAL RETURN (A) ........................  (13.14)%       12.10%       10.60%      26.83%      24.67%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....   $66,641     $106,179     $108,784     $97,664     $74,650
Ratio of expenses to average net assets .     2.12%        2.07%        2.11%       2.16%       2.23%
Ratio of net investment income (loss)
  to average net assets .................   (0.01)%      (0.10)%      (0.68)%     (0.72)%     (1.07)%
Portfolio turnover rate .................       68%          44%          33%         19%         45%
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
SECURITY MID CAP VALUE FUND (CLASS C)
-----------------------------------------------------------------------------------------------------
                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                           ----------------------------------------------------------
                                           2008(C)      2007(C)      2006(C)      2005(C)     2004(C)
                                           -------      -------      -------      -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....   $37.54       $35.43       $34.03      $28.85      $23.37

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............       --        (0.05)       (0.22)      (0.21)      (0.29)
Net gain (loss) on securities
  (realized and unrealized) .............    (4.33)        4.25         3.69        7.67        6.03
                                             -----        -----        -----       -----       -----
Total from investment operations ........    (4.33)        4.20         3.47        7.46        5.74

LESS DISTRIBUTIONS:
Dividends (from net investment income) ..       --           --           --          --          --
Distributions (from realized gains) .....    (7.72)       (2.09)       (2.07)      (2.28)      (0.26)
Return of capital .......................       --           --           --          --          --
                                             -----        -----        -----       -----       -----
Total distributions .....................    (7.72)       (2.09)       (2.07)      (2.28)      (0.26)
                                             -----        -----        -----       -----       -----
NET ASSET VALUE END OF PERIOD ...........   $25.49       $37.54       $35.43      $34.03      $28.85
                                             =====        =====        =====       =====       =====
TOTAL RETURN (A) ........................  (13.15)%      12.13%        10.62%      26.80%      24.70%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....  $113,192     $176,746     $152,579     $93,887     $54,133
Ratio of expenses to average net assets .     2.12%        2.07%        2.11%       2.16%       2.23%
Ratio of net investment income (loss)
  to average net assets .................   (0.01)%      (0.12)%      (0.65)%     (0.71)%     (1.06)%
Portfolio turnover rate .................       68%          44%          33%         19%         45%
-----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH FUND (CLASS A)
----------------------------------------------------------------------------------------------------
                                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                            --------------------------------------------------------
                                            2008(C)      2007(C)     2006(C)     2005(C)     2004(C)
                                            -------      -------     -------     -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....    $18.53      $15.63      $15.76      $13.11      $11.63

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............     (0.24)      (0.23)      (0.23)      (0.24)      (0.25)
Net gain (loss) on securities
  (realized and unrealized) .............     (5.55)       3.13        0.10        2.89        1.73
                                              -----       -----       -----       -----       -----
Total from investment operations ........     (5.79)       2.90       (0.13)       2.65        1.48

LESS DISTRIBUTIONS:
Dividends (from net investment income) ..        --          --          --          --          --
Distributions (from realized gains) .....     (1.31)         --          --          --          --
                                              -----       -----       -----       -----       -----
Total distributions .....................     (1.31)         --          --          --          --
                                              -----       -----       -----       -----       -----
NET ASSET VALUE END OF PERIOD ...........    $11.43      $18.53      $15.63      $15.76      $13.11
                                              =====       =====       =====       =====       =====
TOTAL RETURN (A) ........................   (33.25)%      18.55%     (0.82)%      20.21%      12.73%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....    $12,414     $45,430     $45,451     $22,637     $21,443
Ratio of expenses to average net assets .      1.98%       1.80%       2.01%       2.10%       2.09%
Ratio of net investment income
  (loss) to average net assets ..........    (1.59)%     (1.32)%     (1.46)%     (1.67)%     (1.95)%
Portfolio turnover rate .................       169%        145%        136%        134%        157%
----------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH FUND (CLASS B)
---------------------------------------------------------------------------------------------------------
                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                           --------------------------------------------------------------
                                           2008(C)      2007(C)(D)     2006(C)     2005(C)     2004(C)(D)
                                           -------      ----------     -------     -------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....   $16.92       $14.38        $14.60      $12.24       $10.94

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............    (0.32)       (0.33)        (0.36)      (0.33)       (0.33)
Net gain (loss) on securities
  (realized and unrealized) .............    (5.01)        2.87          0.14        2.69         1.63
                                             -----        -----         -----       -----        -----
Total from investment operations ........    (5.33)        2.54         (0.22)       2.36         1.30

LESS DISTRIBUTIONS:
Dividends (from net investment income) ..       --           --            --          --           --
Distributions (from realized gains) .....    (1.31)          --            --          --           --
                                             -----        -----         -----       -----        -----
Total distributions .....................    (1.31)          --            --          --           --
                                             -----        -----         -----       -----        -----
NET ASSET VALUE END OF PERIOD ...........   $10.28       $16.92        $14.38      $14.60       $12.24
                                             =====        =====         =====       =====        =====
TOTAL RETURN (A) ........................  (33.72)%       17.66%       (1.51)%      19.28%       11.88%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....   $2,675        $5,792        $5,919      $8,283       $9,218
Ratio of expenses to average net assets .     2.82%        2.56%         2.79%       2.85%        2.84%
Ratio of net investment income
  (loss) to average net assets ..........   (2.42)%      (2.07)%       (2.31)%     (2.41)%      (2.69)%
Portfolio turnover rate .................      169%         145%          136%        134%         157%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH FUND (CLASS C)
---------------------------------------------------------------------------------------------------------
                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                           --------------------------------------------------------------
                                           2008(C)      2007(C)(D)     2006(C)     2005(C)     2004(C)(D)
                                           -------      ----------     -------     -------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....   $17.23       $14.64        $14.88      $12.47       $11.15

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............    (0.33)       (0.33)        (0.35)      (0.33)       (0.33)
Net gain (loss) on securities
  (realized and unrealized) .............    (5.11)        2.92          0.11        2.74         1.65
                                             -----        -----         -----       -----        -----
Total from investment operations ........    (5.44)        2.59         (0.24)       2.41         1.32

LESS DISTRIBUTIONS:
Dividends (from net investment income) ..       --           --            --          --           --
Distributions (from realized gains) .....    (1.31)          --            --          --           --
                                             -----        -----         -----       -----        -----
Total distributions .....................    (1.31)          --            --          --           --
                                             -----        -----         -----       -----        -----
NET ASSET VALUE END OF PERIOD ...........   $10.48       $17.23        $14.64      $14.88       $12.47
                                             =====        =====         =====       =====        =====
TOTAL RETURN (A) ........................  (33.76)%       17.69%       (1.61)%      19.33%       11.84%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....   $2,318        $3,964        $4,304      $4,420       $4,160
Ratio of expenses to average net assets .     2.83%        2.56%         2.79%       2.85%        2.83%
Ratio of net investment income
  (loss) to average net assets ..........   (2.43)%      (2.07)%       (2.29)%     (2.42)%      (2.69)%
Portfolio turnover rate .................      169%         145%          136%        134%         157%
---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SECURITY SMALL CAP VALUE FUND (CLASS A)
-------------------------------------------------------------------------------
                                              FISCAL
                                           PERIOD ENDED
                                           SEPTEMBER 30
                                           2008(B)(C)(P)
                                           -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....      $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............          --
Net gain (loss) on securities
   (realized and unrealized) ............        1.48
                                                -----
Total from investment operations ........        1.48

LESS DISTRIBUTIONS:
Dividends (from net investment income) ..          --
Distributions (from realized gains) .....          --
                                                -----
Total distributions .....................          --
                                                -----
NET ASSET VALUE END OF PERIOD ...........      $11.48
                                                =====
TOTAL RETURN (A) ........................      14.80%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....       $400
Ratio of expenses to average net assets .       1.55%
Ratio of net investment income
   (loss) to average net assets .........     (0.19)%
Portfolio turnover rate .................         86%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY SMALL CAP VALUE FUND (CLASS C)
--------------------------------------------------------------------------------
                                              FISCAL
                                           PERIOD ENDED
                                           SEPTEMBER 30
                                           2008(B)(C)(P)
                                           -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............      (0.02)
Net gain (loss) on securities
  (realized and unrealized) .............       1.48
                                               -----
Total from investment operations ........       1.46

LESS DISTRIBUTIONS:
Dividends (from net investment income) ..         --
Distributions (from realized gains) .....         --
                                               -----
Total distributions .....................         --
                                               -----
NET ASSET VALUE END OF PERIOD ...........     $11.46
TOTAL RETURN (A) ........................      14.60%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....       $391
Ratio of expenses to average net assets .       2.30%
Ratio of net investment income
  (loss) to average net assets ..........     (0.94)%
Portfolio turnover rate .................         86%
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SECURITY SELECT 25 FUND (CLASS A)
----------------------------------------------------------------------------------------------------------
                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                           ---------------------------------------------------------------
                                             2008
                                           (B)(C)(H)     2007(B)(C)     2006(C)(E)     2005(C)     2004(C)
                                           ---------     ----------     ----------     -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....   $10.66        $ 9.86         $ 9.36        $ 7.81      $ 7.27

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............    (0.02)        (0.01)         (0.06)        (0.07)      (0.06)
Net gain (loss) on securities
  (realized and unrealized) .............    (2.87)         0.81           0.56          1.62        0.60
                                             -----         -----          -----         -----       -----
Total from investment operations ........    (2.89)         0.80           0.50          1.55        0.54

LESS DISTRIBUTIONS:
Dividends (from net investment income) ..       --            --             --            --          --
Distributions (from realized gains) .....    (0.86)           --             --            --          --
                                             -----         -----          -----         -----       -----
Total distributions .....................    (0.86)           --             --            --          --
                                             -----         -----          -----         -----       -----
NET ASSET VALUE END OF PERIOD ...........   $ 6.91        $10.66         $ 9.86        $ 9.36      $ 7.81
                                             =====         =====          =====         =====       =====
TOTAL RETURN (A) ........................  (28.85)%         8.11%          5.34%        19.85%       7.43%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....  $23,723        $30,375        $30,078        $8,912     $ 9,228
Ratio of expenses to average net assets .     1.35%         1.40%          1.76%         1.67%       1.56%
Ratio of net investment income
  (loss) to average net assets ..........   (0.20)%       (0.10)%        (0.68)%       (0.79)%     (0.75)%
Portfolio turnover rate .................      198%           21%            39%           13%         44%
----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
SECURITY SELECT 25 FUND (CLASS B)
-----------------------------------------------------------------------------------------------------------
                                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                           ----------------------------------------------------------------
                                             2008
                                           (B)(C)(H)     2007(B)(C)      2006(C)(E)     2005(C)     2004(C)
                                           ---------     ----------      ----------     -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....   $10.01        $ 9.33          $ 8.92        $ 7.50      $ 7.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............    (0.08)        (0.09)          (0.13)        (0.13)      (0.11)
Net gain (loss) on securities
   (realized and unrealized) ............    (2.67)         0.77            0.54          1.55        0.57
                                             -----         -----           -----         -----       -----
Total from investment operations ........    (2.75)         0.68            0.41          1.42        0.46

LESS DISTRIBUTIONS:
Dividends (from net investment income) ..       --            --              --            --          --
Distributions (from realized gains) .....    (0.86)           --              --            --          --
                                             -----         -----           -----         -----       -----
Total distributions .....................    (0.86)           --              --            --          --
                                             -----         -----           -----         -----       -----
NET ASSET VALUE END OF PERIOD ...........   $ 6.40        $10.01          $ 9.33        $ 8.92      $ 7.50
                                             =====         =====           =====         =====       =====
TOTAL RETURN (A) ........................  (29.36)%         7.29%           4.60%        18.93%       6.53%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....    $7,394       $10,868         $16,073        $7,000     $ 7,333
Ratio of expenses to average net assets .     2.10%         2.15%           2.53%         2.42%       2.31%
Ratio of net investment income
   (loss) to average net assets .........   (0.95)%       (0.88)%         (1.46)%       (1.54)%     (1.50)%
Portfolio turnover rate .................      198%           21%             39%           13%         44%
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
SECURITY SELECT 25 FUND (CLASS C)
--------------------------------------------------------------------------------------------------------------
                                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                           -------------------------------------------------------------------
                                           2008(B)(C)(H)     2007(B)(C)     2006(C)(E)     2005(C)     2004(C)
                                           -------------     ----------     ----------     -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....     $10.04          $ 9.36         $ 8.94        $ 7.52      $ 7.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............      (0.08)          (0.08)         (0.13)        (0.13)      (0.11)
Net gain (loss) on securities
  (realized and unrealized) .............      (2.68)           0.76           0.55          1.55        0.57
                                               -----           -----          -----         -----       -----
Total from investment operations ........      (2.76)           0.68           0.42          1.42        0.46

LESS DISTRIBUTIONS:
Dividends (from net investment income) ..         --              --             --            --          --
Distributions (from realized gains) .....      (0.86)             --             --            --          --
                                               -----           -----          -----         -----       -----
Total distributions .....................      (0.86)             --             --            --          --
                                               -----           -----          -----         -----       -----
NET ASSET VALUE END OF PERIOD ...........     $ 6.42          $10.04         $ 9.36        $ 8.94      $ 7.52
                                               =====           =====          =====         =====       =====
TOTAL RETURN (A) ........................    (29.37)%           7.26%          4.70%        18.88%       6.52%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....      $5,501         $11,245        $12,777        $5,029     $ 5,866
Ratio of expenses to average net assets .       2.10%           2.15%          2.52%         2.42%       2.31%
Ratio of net investment income
  (loss) to average net assets ..........     (0.92)%         (0.86)%        (1.44)%       (1.54)%     (1.50)%
Portfolio turnover rate .................        198%             21%            39%           13%         44%
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
SECURITY MID CAP GROWTH FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------
                                                                 FISCAL PERIOD ENDED SEPTEMBER 30
                                               ----------------------------------------------------------------
                                               2008(C)(H)     2007(C)      2006(C)      2005(C)      2004(C)(G)
                                               ----------     -------      -------      -------      ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....        $11.11        $12.03       $12.65       $11.02        $10.84

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............         (0.05)        (0.08)       (0.12)       (0.10)        (0.13)
Net gain (loss) on securities
   (realized and unrealized) ............         (2.46)         0.35         0.47         2.46          0.71
                                                  -----         -----        -----        -----         -----
Total from investment operations ........         (2.51)         0.27         0.35         2.36          0.58

LESS DISTRIBUTIONS:
Dividends (from net investment income) ..            --            --           --           --            --
Distributions (from realized gains) .....         (2.14)        (1.19)       (0.97)       (0.73)        (0.40)
                                                  -----         -----        -----        -----         -----
Total distributions .....................         (2.14)        (1.19)       (0.97)       (0.73)        (0.40)
                                                  -----         -----        -----        -----         -----
NET ASSET VALUE END OF PERIOD ...........        $ 6.46        $11.11       $12.03       $12.65        $11.02
                                                  =====         =====        =====        =====         =====
TOTAL RETURN (A) ........................       (26.24)%         2.10%        2.81%       21.76%         5.23%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....       $71,655       $160,544     $192,159     $183,676      $149,715
Ratio of expenses to average net assets .          1.50%         1.41%        1.40%        1.42%         1.41%
Ratio of net investment income
   (loss) to average net assets .........        (0.63)%       (0.67)%      (0.93)%      (0.85)%       (1.11)%
Portfolio turnover rate .................           191%           34%          41%          31%           50%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
SECURITY MID CAP GROWTH FUND (CLASS B)
--------------------------------------------------------------------------------------------------------
                                                             FISCAL PERIOD ENDED SEPTEMBER 30
                                           -------------------------------------------------------------
                                           2008(C)(H)     2007(C)     2006(C)     2005(C)     2004(C)(G)
                                           ----------     -------     -------     -------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....    $ 9.09       $10.12      $10.86      $ 9.61       $ 9.57

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............     (0.09)       (0.14)      (0.18)      (0.16)       (0.19)
Net gain (loss) on securities
  (realized and unrealized) .............     (1.94)        0.30        0.41        2.14         0.63
                                              -----        -----       -----       -----        -----
Total from investment operations ........     (2.03)        0.16        0.23        1.98         0.44

LESS DISTRIBUTIONS:
Dividends (from net investment income) ..        --           --          --          --           --
Distributions (from realized gains) .....     (2.14)       (1.19)      (0.97)      (0.73)       (0.40)
                                              -----        -----       -----       -----        -----
Total distributions .....................     (2.14)       (1.19)      (0.97)      (0.73)       (0.40)
                                              -----        -----       -----       -----        -----
NET ASSET VALUE END OF PERIOD ...........    $ 4.92       $ 9.09      $10.12      $10.86       $ 9.61
                                              =====        =====       =====       =====        =====
TOTAL RETURN (A) ........................   (26.92)%        1.34%       2.12%      20.95%        4.44%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....     $7,711      $14,877     $22,010     $27,115      $26,578
Ratio of expenses to average net assets .      2.26%        2.16%       2.15%       2.17%        2.16%
Ratio of net investment income
  (loss) to average net assets ..........    (1.40)%      (1.43)%     (1.68)%     (1.61)%      (1.86)%
Portfolio turnover rate .................       191%          34%         41%         31%          50%
--------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
SECURITY MID CAP GROWTH FUND (CLASS C)
---------------------------------------------------------------------------------------------------------
                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                            -------------------------------------------------------------
                                            2008(C)(H)     2007(C)     2006(C)     2005(C)     2004(C)(G)
                                            ----------     -------     -------     -------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....     $10.11       $11.13      $11.84      $10.43       $10.34

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............      (0.10)       (0.15)      (0.19)      (0.18)       (0.21)
Net gain (loss) on securities
   (realized and unrealized) ............      (2.20)        0.32        0.45        2.32         0.70
                                               -----        -----       -----       -----        -----
Total from investment operations ........      (2.30)        0.17        0.26        2.14         0.49

LESS DISTRIBUTIONS:
Dividends (from net investment income) ..         --           --          --          --           --
Distributions (from realized gains) .....      (2.14)       (1.19)      (0.97)      (0.73)       (0.40)
                                               -----        -----       -----       -----        -----
Total distributions .....................      (2.14)       (1.19)      (0.97)      (0.73)       (0.40)
                                               -----        -----       -----       -----        -----
NET ASSET VALUE END OF PERIOD ...........     $ 5.67       $10.11      $11.13      $11.84       $10.43
                                               =====        =====       =====       =====        =====
TOTAL RETURN (A) ........................    (26.87)%        1.31%       2.20%      20.83%        4.59%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ....      $6,452      $10,717     $15,505     $16,330      $14,759
Ratio of expenses to average net assets .       2.26%        2.16%       2.15%       2.17%        2.16%
Ratio of net investment income
   (loss) to average net assets .........     (1.40)%      (1.43)%     (1.68)%     (1.60)%      (1.86)%
Portfolio turnover rate .................        191%          34%         41%         31%          50%
---------------------------------------------------------------------------------------------------------


(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class A, Class B and Class C shares.

(b) Fund expenses were reduced by the Investment Manager during the period. An expense reimbursement lowers the expense ratio and increases overall returns to investors. Expense ratios absent such reimbursement would have been as follows:


----------------------------------------------------------------------------------------
                             CLASS     2008      2007       2006      2005       2004
----------------------------------------------------------------------------------------
                               A       3.41%     2.88%      3.20%     2.94%      3.57%
Alpha Opportunity Fund         B       4.16%     3.59%      3.95%     3.69%      4.29%
                               C       4.16%     3.60%      3.95%     3.68%      4.30%
----------------------------------------------------------------------------------------
                               A       1.72%     1.57%        --        --         --
Select 25 Fund                 B       2.47%     2.32%        --        --         --
                               C       2.46%     2.32%        --        --         --
----------------------------------------------------------------------------------------
                               A       1.36%     1.35%        --        --         --
Large Cap Value Fund           B       1.11%     1.92%        --        --         --
                               C       2.11%     2.10%        --        --         --
----------------------------------------------------------------------------------------
Small Cap Value Fund           A       6.10%       --         --        --         --
                               C       6.88%       --         --        --         --


(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Expense ratios are calculated without reduction for custodian fees earnings credits. Expense ratios net of custodian fees earnings credits and applicable management fee reimbursements would have been as follows:


----------------------------------------------------------------------------------------
                             CLASS     2008       2007      2006       2005      2004
----------------------------------------------------------------------------------------
                               A         --        --         --        --         --
Small Cap Growth Fund          B         --      2.55%        --        --       2.83%
                               C         --      2.55%        --        --       2.82%
----------------------------------------------------------------------------------------
                               A       3.16%     2.68%      3.01%     2.86%      2.78%
Alpha Opportunity Fund         B       3.89%     3.39%      3.76%     3.61%        --
                               C       3.93%     3.40%      3.75%     3.61%        --
----------------------------------------------------------------------------------------
                               A       1.72%       --         --        --         --
Global Fund                    B       1.47%       --         --        --         --
                               C       2.47%       --       2.50%       --         --
----------------------------------------------------------------------------------------

(e)   Financial  highlights  for the  Select  25  Fund  exclude  the  historical financial highlights of Class A, B and C shares of Enhanced Index Fund, Large Cap Growth Fund, and the Social Awareness Fund. The assets of those Funds were acquired by the Select 25 Fund on June 16, 2006. A total of $29,412,366 was excluded from purchases in the portfolio turnover calculation. This was the cost of the securities Select 25 Fund received as a result of the merger.

(f) The financial highlights for the Global Fund exclude the historical financial highlights of the International Fund Class A, B and C shares. The assets of the International Fund were acquired by the Global Fund on October 3, 2003.

(g) The financial highlights for the Mid Cap Growth Fund exclude the historical financial highlights of the Technology Fund Class A, B and C shares. The assets of the Technology Fund were acquired by the Mid Cap Growth Fund on October 3, 2003.

(h) Effective August 25, 2005, Class B shares ceased charging 12b-1 fees in accordance with the NASD sales cap regulations. Per share information reflects this change. This fee may be reinstated at any time.

(i) Security Investors, LLC (SI) became the Adviser of Security Large Cap Value Fund effective June 30, 2005. Prior to June 30, 2005, SI paid Dreyfus Corporation for sub-advisory services.

(j) Net expenses prior to performance fee adjustment reflect ratios after expense waivers, reimbursements, custodian earnings credits, and before performance fee adjustments, as applicable.

(k) Effective August 1, 2007, Class B shares ceased charging 12b-1 fees in accordance with the NASD sales cap regulations. Per share information reflects this change. This fee may be reinstated at any time.

(l)   Security  Global  Investors,  LLC  (SGI)  became  the  Sub-Adviser  of the
      Security Global Fund effective August 1, 2007. Prior to August 1, 2007, Security Investors, LLC (SI) paid OppenheimerFunds, Inc. for sub-advisory services.


(m) Significant variation in the portfolio turnover rate is due to the Investment Manager's appointment of new portfolio managers for the Series.

(n) Security Global Investors, LLC ("SGI") became the sub-adviser of 37.5% of the assets of the Alpha Opportunity Series effective August 18, 2008. Also effective August 18, 2008, Mainstream Investment Advisers, LLC ("Mainstream") sub-advises 37.5% of the assets, and Security Investors, LLC ("SI") manages 25% of the assets. Prior to August 18, 2008, SI paid Mainstream sub-advisory fees for 60% of the assets of the Series. SI managed the remaining 40% of the assets of the Series.

(o) Significant variation in the portfolio turnover rate is due to the re-alignment of the Series' portfolio following the appointment of Security Global Investors, LLC as sub-adviser.

(p) Security Small Cap Value Series was initially capitalized on July 11, 2008, with a net asset value of $10 per share. Percentage amounts for the period except total return have been annualized.

APPENDIX A
--------------------------------------------------------------------------------

REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of other Security Funds.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, (i) the amount purchased is measured with respect to the offering price of the shares, and (ii) the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser may combine the current value of all its holdings of Class A shares of the Funds (including Class A accounts purchased at net asset value) with a contemplated current purchase and receive the applicable reduced front-end sales charge. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Funds and Class A shares of other Security Funds (except Security Cash Fund) in those states where shares of the Fund being purchased are qualified for sale.

STATEMENT  OF  INTENTION  -- A  Purchaser  may  choose  to sign a  Statement  of
Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Funds and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Shares equal to five percent (5%) of the amount specified in the Statement of Intention will be held in escrow until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Funds.

REINSTATEMENT PRIVILEGE -- Shareholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a shareholder must provide written notice and a check in the amount of the reinvestment within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund or the Security Funds, as appropriate.

PURCHASES AT NET ASSET VALUE -- Class A shares of the Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

Class A shares of the Funds may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares may be purchased at net asset value by customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the front-end sales charge. Class A shares of the Funds may also be purchased at net asset value when the purchase is made by retirement plans that (i) buy shares of the Security Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a Purchaser acquires shares directly from the Funds, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions and must provide enough information to substantiate that claim. When a Purchaser acquires shares through a broker/dealer or other financial intermediary, he/she must inform his/her broker/dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A shares of the Funds that the Purchaser has, directly with the Funds, or through other accounts with broker/dealers or financial intermediaries.

FOR MORE INFORMATION

BY TELEPHONE -- Call 1-800-888-2461.

BY MAIL -- Write to:
Security Investors, LLC
One Security Benefit Place
Topeka, KS 66636-0001

ON THE INTERNET -- Reports and other information about the Funds can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SI, LLC: http://www.securitybenefit.com

Additional information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders (once available in the case of All Cap Growth Fund). In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Funds' Statement of Additional Information and the Funds' annual or semi-annual reports are available, without charge, upon request by calling the Funds' toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to SI, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling the Funds' toll-free telephone number listed above. The Funds' Statement of Additional Information is incorporated into this prospectus by reference.

Each Fund's Investment Company Act file number is listed below:

Security Equity Fund ...............................................  811-01136
    o    Security Equity Series
    o    Security All Cap Growth Series
    o    Security All Cap Value Series
    o    Security Alpha Opportunity Series
    o    Security Global Series
    o    Security Mid Cap Value Series
    o    Security Small Cap Growth Series
    o    Security Small Cap Value Series
    o    Security Select 25 Series
Security Large Cap Value Fund ......................................  811-00487
Security Mid Cap Growth Fund .......................................  811-01316

                                                         [SECURITY BENEFIT LOGO]

                                   PROSPECTUS

                               SECURITY FUNDS(R)


February 1, 2009


[ ]  Security Large Cap Value Institutional Fund

[ ]  Security All Cap Growth Institutional Fund

[ ]  Security All Cap Value Institutional Fund

[ ]  Security Alpha Opportunity Institutional Fund

[ ]  Security Global Institutional Fund

[ ]  Security Mid Cap Value Institutional Fund

[ ]  Security Small Cap Value Institutional Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

FUND INFORMATION ........................................................     3
  Security Large Cap Value Institutional Fund ...........................     3
  Security All Cap Growth Institutional Fund ............................     5
  Security All Cap Value Institutional Fund .............................     7
  Security Alpha Opportunity Institutional Fund .........................     9
  Security Global Institutional Fund ....................................    14
  Security Mid Cap Value Institutional Fund .............................    16
  Security Small Cap Value Institutional Fund ...........................    18
FEES AND EXPENSES OF THE FUNDS ..........................................    20
DESCRIPTIONS OF PRINCIPAL RISKS .........................................    22
  Market Risk ...........................................................    22
  Smaller Companies .....................................................    22
  Value Stocks ..........................................................    22
  Growth Stocks .........................................................    22
  Short Sales ...........................................................    22
  Management Risk .......................................................    22
  Foreign Securities ....................................................    23
  Emerging Markets ......................................................    23
  Equity Derivatives ....................................................    23
  Leverage ..............................................................    23
  Non-Diversification ...................................................    23
  Investment in Investment Vehicles .....................................    24
  Restricted Securities .................................................    24
  Active Trading ........................................................    24
  Technology Stocks .....................................................    24
  Overweighting .........................................................    24
  Interest Rate Risk ....................................................    24
  Credit Risk ...........................................................    24
  Liquidity Risk ........................................................    25
PORTFOLIO HOLDINGS ......................................................    25
INVESTMENT MANAGER ......................................................    25
  Management Fees .......................................................    25
  Portfolio Managers ....................................................    25
SUB-ADVISERS ............................................................    27
  Portfolio Managers ....................................................    27
BUYING SHARES ...........................................................    28
  Minimum Account Balance ...............................................    30
  Customer Identification and Verification ..............................    30
  Market Timing/Short-Term Trading ......................................    30
  Revenue Sharing Payments ..............................................    31
SELLING SHARES ..........................................................    32
  By Mail ...............................................................    32
  By Telephone ..........................................................    32
  By Broker .............................................................    32
  Payment of Redemption Proceeds ........................................    32
  Redemption Charge (Global Institutional Fund). ........................    33
DIVIDENDS AND TAXES .....................................................    33
  Tax on Distributions ..................................................    33
  Taxes on Sales or Exchanges ...........................................    34
  Backup Withholding ....................................................    34
DETERMINATION OF NET ASSET VALUE ........................................    34
SHAREHOLDER SERVICES ....................................................    35
  Exchange Privilege ....................................................    35
GENERAL INFORMATION .....................................................    35
  Shareholder Inquiries .................................................    36
FINANCIAL HIGHLIGHTS ....................................................    36

This prospectus offers shares of the Security Large Cap Value Institutional Fund, Security Global Institutional Fund, Security Mid Cap Value Institutional Fund, and Institutional Class Shares of the Security All Cap Growth Fund, Security All Cap Value Fund, Security Alpha Opportunity Fund and Security Small Cap Value Fund (which are referred to in this prospectus as the Security All Cap Growth Institutional Fund Shares, Security All Cap Value Institutional Fund Shares, Security Alpha Opportunity Institutional Fund Shares and Security Small Cap Value Institutional Fund Shares, respectively, and the funds are referred to as Security All Cap Growth Institutional Fund, Security All Cap Value Institutional Fund, Security Alpha Opportunity Institutional Fund and Security Small Cap Value Institutional Fund, respectively) (each a "Fund" and together, the "Funds").


FUND INFORMATION


Listed below are the investment objectives, principal investment strategies, principal risks and past performance for each Fund. The Board of Directors may change the Funds' investment objectives and strategies at any time without shareholder approval. A Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. As with any investment, there can be no guarantee the Funds will achieve their investment objectives.


Security Large Cap Value Institutional Fund

FUND FACTS

Objective:   Long-term growth of capital
Benchmark:   Russell 1000 Value Index

INVESTMENT OBJECTIVE

The  Large Cap Value  Institutional  Fund  seeks  long-term  growth of  capital.

PRINCIPAL INVESTMENT STRATEGIES


The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 1000 Value Index. As of December 31, 2008, the index consisted of securities of companies with capitalizations that ranged from $24 million to $421.8 billion. The Fund's investments may include common stocks, American Depositary Receipts ("ADRs"), preferred stocks, futures and options, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers.

In choosing securities, Security Investors, LLC (the "Investment Manager") primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Fund may, consistent with its status as a diversified mutual fund, focus its investments in a limited number of issuers.


The Fund may invest a portion of its assets in futures contracts, options on futures contracts, and options on securities. These instruments are used to hedge the Fund's portfolio, to maintain exposure to the equity markets, or to increase returns.


The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Fund may use these investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity markets, while maintaining liquidity.


The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager's expectations, among other reasons.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

EQUITY DERIVATIVES RISK - Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

FOREIGN SECURITIES RISK - Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

INVESTMENT IN INVESTMENT VEHICLES RISK - Investing in other investment vehicles subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying vehicles' expenses.


LEVERAGE RISK - The Fund's use of leverage may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.


MARKET RISK - The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.


OVERWEIGHTING RISK - Overweighting investments in certain sectors or industries of the stock market increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

Additional information on these risks is available in the section titled "Descriptions of Principal Risks" beginning on page 22 of this prospectus.

PAST PERFORMANCE

No performance information is shown for the Fund because it had not yet operated for a full calendar year as of December 31, 2008. Performance information for the Fund will appear in a future version of the prospectus once the Fund has a full calendar year of performance information to report.

Security All Cap Growth Institutional Fund

FUND FACTS

Objective: Long-term growth of capital
Benchmark: Russell 3000 Growth Index

INVESTMENT OBJECTIVE

The All Cap Growth Institutional Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


The Fund pursues its objectives by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in common stocks. The Fund will invest in common stocks of companies that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 3000 Growth Index, which includes companies with micro- to large-capitalizations. As of December 31, 2008, the index consisted of securities of companies with capitalizations that ranged from $8 million to $421.8 billion.


The Fund's investments include common stocks and may also include rights, warrants, ADRs, preferred stocks, futures and options, convertible debt, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers. Although the Fund primarily invests in securities issued by domestic companies, there is no limit in the amount that the Fund may invest in securities issued by foreign companies.


At times, the Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity. Certain investment vehicles' securities and other securities in which the Fund may invest are restricted securities, which may be illiquid.

The Investment Manager uses a combination of a qualitative approach in reviewing growth trends that is based upon several fixed income factors, such as bond spreads and interest rates, along with a quantitative fundamental bottom-up approach in selecting growth stocks. The Investment Manager chooses a portfolio of securities that it believes are attractively valued with the greatest potential for long-term growth of capital and may invest in a limited number of securities, industries, or industry sectors. Equity securities considered to have appreciation potential may include securities of smaller and less mature companies which have unique proprietary products or profitable market niches and the potential to grow very rapidly. The allocation among micro to large capitalization securities can vary and the Investment Manager will use the fixed income factors analysis as a guide in determining the allocation of securities among micro to large capitalization companies.


The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund.

The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

ACTIVE TRADING RISK - Active trading, also called "high turnover," may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders. It may also result in short-term capital gains, which have a negative tax effect.

EQUITY DERIVATIVES RISK - Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

FOREIGN SECURITIES RISK - Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.


LEVERAGE RISK - The Fund's use of leverage may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.

LIQUIDITY RISK - Investments are subject to liquidity risk when they are difficult to purchase or sell.


MARKET RISK - The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

OVERWEIGHTING RISK - Overweighting investments in certain sectors or industries of the stock market increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

RESTRICTED SECURITIES RISK - Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk which may result in substantial losses to the Fund.


SMALLER COMPANIES RISK - The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.


Additional information on these risks is available in the section titled "Descriptions of Principal Risks" beginning on page 22 of this prospectus.

PAST PERFORMANCE

No performance information is shown for the Fund because it had not yet operated for a full calendar year as of December 31, 2008. Performance information for the Fund will appear in a future version of the prospectus once the Fund has a full calendar year of performance information to report.

Security All Cap Value Institutional Fund

FUND FACTS

Objective: Long-term growth of capital
Benchmark: Russell 3000 Value Index

INVESTMENT OBJECTIVE

The All Cap Value Institutional Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


The Fund pursues its objectives by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in common stocks. The Fund will invest in common stocks of companies that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 3000 Value Index, which includes companies with micro- to large-capitalizations. As of December 31, 2008, the index consisted of securities of companies with capitalizations that ranged from $7 million to $421.8 billion.


The Fund's investments include common stocks and may also include rights, warrants, ADRs, preferred stocks, futures and options, convertible debt, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers. Although the Fund primarily invests in securities issued by domestic companies, there is no limit in the amount that the Fund may invest in securities issued by foreign companies.


At times, the Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Fund may use these index-based investments as a way of managing its cash position to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment vehicles' securities and other securities in which the Fund may invest are restricted securities, which may be illiquid.


In choosing securities, the Investment Manager primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows and may invest in a limited number of industries or industry sectors, including the technology sector. The Investment Manager uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager's expectations, among other reasons.

The Fund may invest a portion of its assets in futures contracts, options on futures contracts, and options on securities to hedge the Fund's portfolio, to maintain exposure to the equity markets, or to increase returns.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

EQUITY DERIVATIVES RISK - Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

FOREIGN SECURITIES RISK - Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

INVESTMENT IN INVESTMENT VEHICLES RISK - Investing in other investment vehicles subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying vehicles' expenses.


LEVERAGE RISK - The Fund's use of leverage may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.


LIQUIDITY RISK - Investments are subject to liquidity risk when they are difficult to purchase or sell.

MARKET RISK - The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

RESTRICTED SECURITIES RISK - Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk which may result in substantial losses to the Fund.


SMALLER COMPANIES RISK - The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.


VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

Additional information on these risks is available in the section titled "Descriptions of Principal Risks" beginning on page 22 of this prospectus.

PAST PERFORMANCE

No performance information is shown for the Fund because it had not yet operated for a full calendar year as of December 31, 2008. Performance information for the Fund will appear in a future version of the prospectus once the Fund has a full calendar year of performance information to report.

Security Alpha Opportunity Institutional Fund

FUND FACTS

  Objective:   Long-term growth of capital
  Benchmark:   S&P 500 Index
Sub-Adviser:   Mainstream Investment Advisers, LLC
               and Security Global Investors, LLC

INVESTMENT OBJECTIVE

The Alpha Opportunity Institutional Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, approximately 37.5% of its total assets according to a long/short strategy with an emphasis on securities of domestic issuers managed by Mainstream Investment Advisers, LLC ("Mainstream" and the "Mainstream Sub-Portfolio"), one of the Fund's sub-advisers, 37.5% of its total assets according to a long/short strategy with an emphasis on securities of non-U.S. issuers managed by Security Global Investors, LLC ("SGI" and the "SGI Sub-Portfolio"), another of the Fund's sub-advisers, and 25% of its total assets, managed directly by the Investment Manager, in a portfolio of equity securities, equity derivatives and fixed income securities (the "Investment Manager Sub-Portfolio") that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the
"S&P 500 Index"). Mainstream, SGI and the Investment Manager each manages its allocation of the Fund's assets according to its respective strategy, and their trading decisions are made independently.

"Alpha" in the Fund's name refers to the potential for the Fund's portfolio to achieve returns that are favorable relative to the amount of risk taken. Of course, there is no guarantee that the Fund will achieve its objective of long-term growth of capital, and an investment in the Fund involves significant risk.

The Fund has a target allocation of approximately 37.5% of total assets in the Mainstream Sub-Portfolio, 37.5% of the total assets in the SGI Sub-Portfolio and 25% of total assets in the Investment Manager Sub-Portfolio to be managed in accordance with the respective strategies of each sub-portfolio. All daily cash inflows and outflows will be allocated to the Investment Manager Sub-Portfolio of the Fund. Approximately once a month, the Investment Manager will review the allocations in each of the sub-portfolios. When the Investment Manager Sub-Portfolio is greater than 25% or less than 15% of the Fund's total assets, the Investment Manager usually will rebalance the Fund's portfolio by reallocating the assets among the sub-portfolios so that the Fund returns to the target allocation. The Investment Manager will also usually rebalance the SGI and Mainstream Sub-Portfolios of the Fund when the difference between those sub-portfolios is more than 10% of the Fund's total assets so that the percentage of the Fund's total assets in each of the Mainstream and SGI Sub-Portfolios returns to approximately 37.5%.

The Fund may invest up to 50% of its net assets in foreign securities, not including ADRs. ADRs are dollar-denominated receipts issued generally by U.S.
banks, which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Each of the Fund's sub-portfolios can invest in foreign securities although the SGI Sub-Portfolio will invest a larger portion of its assets in foreign securities so that the assets in the SGI Sub-Portfolio generally will be diversified among investments in a number of different countries throughout the world. The Fund may invest in issuers of any size, including small-capitalization issuers.

Certain investment vehicles' securities in which the Fund may invest may be illiquid.

Under adverse or unstable market conditions, the Fund (or each of its sub-portfolios) could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Strategies of the Mainstream Sub-Portfolio: The Fund pursues its domestic long/short strategy by investing primarily in publicly-traded equity securities, principally common stocks, but to a lesser degree in exchange traded funds and other securities with equity characteristics. If there are an insufficient number of available securities meeting the purchase criteria of Mainstream, the Fund may also hold a portion of its assets in cash and money market instruments, and such holdings may be substantial. Dividend and interest income will be an incidental consideration. The Fund may engage in short sales of securities believed to be overvalued.

Mainstream seeks to identify individual stocks with solid underlying financial fundamentals, trading at levels representing value relative to the market generally. Mainstream uses technical and fundamental methods of analysis to choose stocks for the Fund's portfolio. The technical analyses used include a relative strength index ("RSI"), price moving averages and price relative to historical market averages.

Mainstream also uses bottom-up analysis by evaluating the 2,000 or so most actively traded stocks in the marketplace. The bottom-up analysis reviews stock prices in relationship to their stock price moving averages and ranks them by their RSIs. A purchase candidate is identified as a stock that is at fair value or undervalued to the marketplace. A sale candidate is identified as a stock that is expensive or overbought. These action candidates are then grouped by industry. Mainstream prefers that the candidates are concentrated in a particular industry. Mainstream also considers the industry and underlying financial fundamentals of the action candidates. Where the fundamentals are positive relative to their valuations, the stocks may be purchased. Stocks with high RSIs may be sold. Stocks with high RSIs and deteriorating fundamentals may be sold short.

A top-down evaluation of the stock and bond markets, primarily based on their RSIs, is also used. A high RSI may indicate that the marketplace is expensive or overbought; conversely, a low RSI may indicate that the marketplace is inexpensive or oversold. Mainstream uses the RSI in combination with an analysis of the short-term outlook for corporate earnings, interest rates, currencies and commodities to determine the overall stock to cash and long stock to short stock allocations.

Mainstream actively manages its portion of the Fund's portfolio and will buy and sell securities frequently.

Strategies of the SGI Sub-Portfolio: The Fund pursues a global long/short strategy by holding long (purchasing) foreign and domestic common stocks or convertible stocks of companies SGI believes will outperform the market and by selling short those securities believed to be overvalued or expected to underperform the market.

SGI may also invest a portion of the Fund's assets in options, futures contracts and foreign currencies, which may be used to hedge its portion of the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. SGI may engage in short sales of securities believed to be overvalued or expected to underperform the market. SGI may also invest in emerging market countries.

SGI uses both quantitative and qualitative techniques to identify long and short investment opportunities. SGI's universe of securities begins with the 5,000 largest publicly traded companies globally. Through quantitative screening and fundamental analysis, SGI narrows the universe of securities to a list of long and short investment opportunities. SGI then builds a portfolio of securities designed to maximize the absolute returns of the sub-portfolio from SGI's selection methodology while working to maintain prudent risk controls.

SGI will consider buying a security that is not currently held in its sub-portfolio when the security candidate has passed through the research process and SGI believes that there is a potential for upside price movement over the following year with a return to risk ratio that meets SGI's criteria. In the case of a security already held in its sub-portfolio, SGI will consider adding to the position in the event the security has been unusually weak in the market based on SGI's analysis and SGI continues to believe that the one year price objective is valid. SGI will consider selling a security if SGI believes that the price objective is no longer valid. SGI may also reduce a position in its sub-portfolio with respect to a security if the position approaches its price objective and the risk/return is deteriorating. SGI makes additions and reductions in its portion of the Fund's portfolio and will buy and sell securities frequently.

Strategies of the Investment Manager Sub-Portfolio: With respect to the portion of the Fund that it manages, the Investment Manager seeks investment returns that are similar to those of the S&P 500 Index by primarily investing in equity derivatives, such as futures contracts, options on futures contracts, and equity options. An equity derivative is a financial instrument whose value depends on, or is "derived" from, the value of an underlying asset or index, such as the S&P 500 Index. Using S&P 500 equity derivatives, the Investment Manager can obtain investment exposure to the S&P 500 Index equal to the net asset value of the portion of the Fund that it manages with a fraction of the assets that would be needed to purchase an equivalent amount of equity securities directly. Getting magnified investment exposure on a small investment is referred to as "leverage," and it can increase the volatility of the Fund's performance. However, because the Fund ultimately is responsible for the entire amount of the investment exposure under an equity derivative, the Investment Manager will manage the remainder of its portion of the Fund so that any leverage achieved through equity derivatives is completely offset by other investments. While there are a number of ways of offsetting the leverage achieved through equity derivatives, the Investment Manager generally will do so by investing in fixed income securities in an amount sufficient to meet the Fund's obligations under the equity derivatives.

The Investment Manager actively manages the fixed income securities with a view toward enhancing the Fund's total return and recouping some of the transaction and financing costs associated with investing in equity derivatives, which are reflected in the operating costs of the Fund. The Fund's overall portfolio duration for its investments in fixed income securities is normally not expected to exceed one year. The fixed income securities in which the Fund may invest include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; corporate debt securities of U.S. issuers, including mortgage backed and other asset-backed securities; and bank certificates of deposit, fixed time deposits and bankers' acceptances.

Although the Investment Manager does not normally invest this portion of the Fund's portfolio directly in S&P 500 securities, when equity derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest in a "basket" of S&P 500 stocks. The S&P 500 Index is a well known stock market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return of the S&P 500 Index itself. The Investment Manager may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500 Index. The Fund may also invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor's Depositary Receipts.

PRINCIPAL RISKS

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

ACTIVE TRADING RISK - Active trading, also called "high turnover," may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders. It may also result in short-term capital gains, which have a negative tax effect.

CREDIT RISK - The Fund could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond.

EMERGING MARKETS RISK - Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries.

EQUITY DERIVATIVES RISK - Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

FOREIGN SECURITIES RISK - Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

INTEREST RATE RISK - Investments in fixed income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Fund's securities and share price to decline. Fixed income securities with longer durations are subject to more volatility than those with shorter durations.

INVESTMENT IN INVESTMENT VEHICLES RISK - Investing in other investment vehicles subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying vehicles' expenses.


LEVERAGE RISK - The Fund's use of leverage may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.


LIQUIDITY RISK - Investments are subject to liquidity risk when they are difficult to purchase or sell.

MANAGEMENT RISK - Mainstream will apply investment techniques and risk analyses in making investment decisions, but there can be no assurances that these will achieve the Fund's objective. Mainstream could poorly execute an investment strategy or could use investment techniques or invest in securities inconsistent with the Fund's investment strategy.

MARKET RISK - The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

OVERWEIGHTING RISK - Overweighting investments in certain sectors or industries of the stock market increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.


SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions may also affect the Fund's ability to engage in short selling.

SMALLER COMPANIES RISK - The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.


VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

Additional information on these risks is available in the section titled "Descriptions of Principal Risks" beginning on page 22 of this prospectus.

PAST PERFORMANCE*

The bar chart and table below provide some indication of the risks of investing in the Alpha Opportunity Institutional Fund by showing changes in the performance from year to year of Class A shares of that Fund. The bar chart and table also show how the average annual returns of the Class A shares of Alpha Opportunity Fund have compared to those of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

The bar chart does not reflect the impact of taxes on distributions or the sales charge applicable to Class A shares of Alpha Opportunity Fund which, if reflected, would lower the returns shown. Average annual total returns for Alpha Opportunity Fund's Class A shares include a deduction of the 5.75% front-end sales charge. Fee waivers and/or reimbursements reduced expenses of Alpha Opportunity Fund Class A shares, and in the absence of such waivers/reimbursements, the performance quoted would have been reduced. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Alpha Opportunity Institutional Fund shares commenced operations on November 7, 2008. Class A shares are not offered in this prospectus. Alpha Opportunity Institutional Fund shares would have substantially similar annual returns as the Class A shares of Alpha Opportunity Fund because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Alpha Opportunity Institutional Fund and Class A shares of Alpha Opportunity Fund have different expenses and Alpha Opportunity Institutional Fund shares are not subject to sales charges (reflected in the Class A shares table). Performance information for Alpha Opportunity Institutional Fund shares will appear in a future version of the prospectus once the class has a full calendar year of performance information to report.


HIGHEST AND LOWEST RETURNS
(Quarterly 2004-2008)
----------------------------------
HIGHEST QUARTER
Q1 ended March 31, 2006       9.72%
LOWEST QUARTER
Q4 ended December 31, 2008  (22.65)%


2004  12.3%
2005   7.1%
2006  12.4%
2007  18.1%
2008 (35.1)%


* Effective August 18, 2008, certain changes to Alpha Opportunity Fund's principal investment strategies, management fees and sub-advisers became effective, including the addition of Security Global Investors, LLC as an additional sub-adviser to the Fund.

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2008)

                                                                                                           Since
                                                                           1 Year         5 Years        Inception(2)
Class A
Return Before Taxes                                                        (38.85)%        (0.46)%          2.69%
Return After Taxes on Distributions(1)                                     (38.85)%        (3.32)%        (0.29)%
Return After Taxes on Distributions and Sale of Fund Shares(1)             (25.25)%        (1.57)%          1.02%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)       (37.00)%        (2.19)%        (0.00)%
---------------------------------------------------------------------------------------------------------------------

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.


2     For the period  beginning July 7, 2003 (date of inception) to December 31,
      2008.

3 The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

Security Global Institutional Fund

FUND FACTS

  Objective:   Long-term growth of capital
  Benchmark:   MSCI World Index
Sub-Adviser:   Security Global Investors, LLC

INVESTMENT OBJECTIVE

The Global Institutional Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, in at least three countries, one of which may be the United States. The Fund invests primarily in foreign and domestic common stocks or convertible stocks of companies considered to have appreciation possibilities. While the Fund may invest in the United States, there is no limit on its foreign investments. Investments in debt securities may be made when market conditions are uncertain. The Fund may invest in issuers of any size, including small-capitalization issuers.

The Fund may also invest a portion of its assets in options, futures contracts and foreign currencies, which may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in emerging market countries.

The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund.

The Fund's sub-adviser, Security Global Investors, LLC ("SGI"), manages Fund assets pursuant to a Global Equity strategy that seeks consistent alpha in all market environments. Using a proprietary database composed of 5,000 companies from around the world, SGI employs a bottom-up stock selection process designed to generate alpha through stock selection while maintaining a globally diversified portfolio.

To lower the risks of foreign investing, such as currency fluctuations, SGI generally diversifies the Fund's investments broadly across countries and industries.

Although the Fund primarily invests in securities issued by companies from countries with established economies, there is no limit in the amount that the Fund may invest in securities issued by companies from emerging markets.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

ACTIVE TRADING RISK - Active trading, also called "high turnover," may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders. It may also result in short-term capital gains, which have a negative tax effect.

EMERGING MARKETS RISK - Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries.

EQUITY DERIVATIVES RISK - Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

FOREIGN SECURITIES RISK - Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.


LEVERAGE RISK - The Fund's use of leverage may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.


MARKET RISK - The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.


SMALLER COMPANIES RISK - The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.


Additional information on these risks is available in the section titled "Descriptions of Principal Risks" beginning on page 22 of this prospectus.

PAST PERFORMANCE

No performance information is shown for the Fund because it had not yet operated for a full calendar year as of December 31, 2008. Performance information for the Fund will appear in a future version of the prospectus once the Fund has a full calendar year of performance information to report.

Security Mid Cap Value Institutional Fund

FUND FACTS

Objective:  Long-term growth of capital
Benchmark:  Russell 2500 Value Index

INVESTMENT OBJECTIVE

The Mid Cap Value Institutional Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 2500 Value Index. As of December 31, 2008, the index consisted of securities of companies with capitalizations that ranged from $7 million to $6.9 billion. Equity securities include common stock, rights, options, warrants and convertible debt securities. The Fund may also invest in ADRs.


The Investment Manager typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows and may invest in a limited number of industries or industry sectors, including the technology sector. Due to the nature of value companies, the securities included in the Fund's portfolio typically consist of small-to medium-sized companies.

The Fund may sell a security if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals.

The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns.


The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Fund may use these index-based investments as a way of managing its cash position to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment vehicles' securities and other securities in which the Fund may invest are restricted securities, which may be illiquid.


Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

EQUITY DERIVATIVES RISK - Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

FOREIGN SECURITIES RISK - Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

INVESTMENT IN INVESTMENT VEHICLES RISK - Investing in other investment vehicles subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying vehicles' expenses.


LEVERAGE RISK - The Fund's use of leverage may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.

LIQUIDITY RISK - Investments are subject to liquidity risk when they are difficult to purchase or sell.

MARKET RISK - The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

OVERWEIGHTING RISK - Overweighting investments in certain sectors or industries of the stock market increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

RESTRICTED SECURITIES RISK - Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk which may result in substantial losses to the Fund.


SMALLER COMPANIES RISK - The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.


TECHNOLOGY STOCKS RISK - Stocks of companies involved in the technology sector may be very volatile.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

Additional information on these risks is available in the section titled "Descriptions of Principal Risks" beginning on page 22 of this prospectus.

PAST PERFORMANCE

No performance information is shown for the Fund because it had not yet operated for a full calendar year as of December 31, 2008. Performance information for the Fund will appear in a future version of the prospectus once the Fund has a full calendar year of performance information to report.

Security Small Cap Value Institutional Fund

FUND FACTS

Objective:  Long-term capital appreciation
Benchmark:  Russell 2000 Value Index

INVESTMENT OBJECTIVE

The Small Cap Value Institutional Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 2000 Value Index. As of December 31, 2008, the index consisted of securities of companies with capitalizations that ranged from $7 million to $3.3 billion. Equity securities include common stock, rights, options, warrants and convertible debt securities. The Fund may also invest in ADRs.


The Investment Manager typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows and may invest in a limited number of industries or industry sectors, including the technology sector.

The Fund may sell a security if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals.

The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns.


The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Fund may use these index-based investments as a way of managing its cash position to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment vehicles' securities and other securities in which the Fund may invest are restricted securities, which may be illiquid.


Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

EQUITY DERIVATIVES RISK - Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

FOREIGN SECURITIES RISK - Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

INVESTMENT IN INVESTMENT VEHICLES RISK - Investing in other investment vehicles subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying vehicles' expenses.


LEVERAGE RISK - The Fund's use of leverage may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.

LIQUIDITY RISK - Investments are subject to liquidity risk when they are difficult to purchase or sell.


MARKET RISK - The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

OVERWEIGHTING RISK - Overweighting investments in certain sectors or industries of the stock market increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

RESTRICTED SECURITIES RISK - Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk which may result in substantial losses to the Fund.


SMALLER COMPANIES RISK - The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.


TECHNOLOGY STOCKS RISK - Stocks of companies involved in the technology sector may be very volatile.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

Additional information on these risks is available in the section titled "Descriptions of Principal Risks" beginning on page 22 of this prospectus.

PAST PERFORMANCE

No performance information is shown for the Fund because it had not yet operated for a full calendar year as of December 31, 2008. Performance information for the Fund will appear in a future version of the prospectus once the Fund has a full calendar year of performance information to report.

FEES AND EXPENSES OF THE FUNDS

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES

Fees paid directly from your investment.

Unless otherwise noted, the following fees apply to the shares of the Funds:

Maximum Sales Charge Imposed on Purchases               None
-------------------------------------------------------------
Maximum Deferred Sales Charge                           None
-------------------------------------------------------------
Global Institutional Fund Only -- Redemption
Charge (as a percentage of amount redeemed              2%(1)
or exchanged)
-------------------------------------------------------------

1 A redemption charge of 2% will be assessed on any shares redeemed or exchanged within 30 days after the date they were acquired. This charge does not apply to (1) shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) shares purchased through the reinvestment of dividends or capital gains distributions, (3) redemptions in an amount less than $10,000, or (4) redemptions and/or exchanges made through pre-approved asset allocation programs.

                        ANNUAL FUND OPERATING EXPENSES(1)

Expenses that are deducted from Fund assets.

-----------------------------------------------------------
LARGE CAP VALUE INSTITUTIONAL FUND
-----------------------------------------------------------
Management fee ....................................   0.65%
Distribution (12b-1) fees .........................   None
Other expenses ....................................   1.68%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............   2.33%
Fee reduction(2) ..................................  (1.35)%
NET EXPENSES ......................................   0.98%
-----------------------------------------------------------
ALL CAP GROWTH INSTITUTIONAL FUND
-----------------------------------------------------------
Management fee ....................................   0.75%
Distribution (12b-1) fees .........................   None
Other expenses ....................................   0.55%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.30%
Fee reduction(2) ..................................  (0.15)%
NET EXPENSES ......................................   1.15%
-----------------------------------------------------------
ALL CAP VALUE INSTITUTIONAL FUND
-----------------------------------------------------------
Management fee ....................................   0.70%
Distribution (12b-1) fees .........................   None
Other expenses ....................................   0.55%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.25%
Fee reduction(2) ..................................  (0.15)%
NET EXPENSES ......................................   1.10%
-----------------------------------------------------------
ALPHA OPPORTUNITY INSTITUTIONAL FUND
-----------------------------------------------------------
Management fee(3) .................................   1.25%
Distribution (12b-1) fees .........................   None
Other expenses ....................................   0.85%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............   2.10%
Fee reduction(2) ..................................  (0.50)%
NET EXPENSES ......................................   1.70%
-----------------------------------------------------------
GLOBAL INSTITUTIONAL FUND
-----------------------------------------------------------
Management fee ....................................   1.00%
Distribution (12b-1) fees .........................   None
Other expenses ....................................   0.97%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.97%
Fee reduction(2) ..................................  (0.82)%
NET EXPENSES ......................................   1.15%
-----------------------------------------------------------
MID CAP VALUE INSTITUTIONAL FUND
-----------------------------------------------------------
Management fee ....................................   0.75%
Distribution (12b-1) fees .........................   None
Other expenses ....................................   0.44%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.19%
Fee reduction(2) ..................................  (0.09)%
NET EXPENSES ......................................   1.10%
-----------------------------------------------------------
SMALL CAP VALUE INSTITUTIONAL FUND
-----------------------------------------------------------
Management fee ....................................   1.00%
Distribution (12b-1) fees..........................   None
Other expenses ....................................   4.90%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............   5.90%
Fee reduction(2) ..................................  (4.60)%
NET EXPENSES ......................................   1.30%
-----------------------------------------------------------


1     Other Expenses are based on estimates for the current fiscal year.

2 The Fund's Investment Manager has contractually agreed through January 31, 2010 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) ("Operating Expenses") of Large Cap Value Institutional Fund, All Cap Growth Institutional Fund, All Cap Value Institutional Fund, Alpha Opportunity Institutional Fund, Global Institutional Fund, Mid Cap Value Institutional and Small Cap Value Institutional Fund to the indicated annual percentages of average daily net assets: 0.98%, 1.15%, 1.70%, 1.70%,1.15%, 1.10% and 1.30%, respectively. The Investment Manager is entitled to reimbursement by a Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Operating Expenses are less than the indicated percentages.

3 The management fee for Alpha Opportunity Fund has been restated to reflect the management fee for the current fiscal year.

EXAMPLES*

The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

Each Example assumes that you invest $10,000 in a Fund for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:


                                           1 YEAR    3 YEARS
Large Cap Value Institutional Fund          $100      $312
----------------------------------------------------------
All Cap Growth Institutional Fund            117       365
----------------------------------------------------------
All Cap Value Institutional Fund             112       350
----------------------------------------------------------
Alpha Opportunity Institutional Fund         173       536
----------------------------------------------------------
Global Institutional Fund                    117       365
----------------------------------------------------------
Mid Cap Value Institutional Fund             112       350
----------------------------------------------------------
Small Cap Value Institutional Fund           132       412
----------------------------------------------------------


* The above Examples reflect applicable contractual fee waiver/ expense reimbursement arrangements for the duration of the arrangements only.

DESCRIPTIONS OF PRINCIPAL RISKS


Additional information on the principal risks of the Funds is described below. Not all of the risks apply to each Fund. A list of the main risks that apply to a particular Fund can be found under the "Principal Risks" heading for that Fund. However, the fact that a particular risk was not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. For example, the risk of investing in smaller companies was not listed as a principal risk for Large Cap Value Institutional Fund. This does not mean that Large Cap Value Institutional Fund is prohibited from investing in smaller companies, only that the risk of smaller companies is not one of the main risks associated with Large Cap Value Institutional Fund. The Portfolio Manager for a Fund has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Fund achieve its investment objective. In seeking to meet its investment objective, a Fund's assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Fund's investment program.


In addition, investors should note that, to the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.


MARKET RISK -- Equity securities fluctuate in price, and their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Volatility of financial markets can expose a Fund to greater market risk, possibly resulting in greater liquidity risk. Market conditions also may lead to increased regulation of a Fund and the instruments in which a Fund may invest, which may, in turn, affect the Fund's ability to pursue its investment objective and the Fund's performance.

SMALLER COMPANIES -- The equity securities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable and their securities are often less liquid than those of larger, more established companies. Smaller companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. These risks are likely to be greater for micro-cap companies.


VALUE STOCKS -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While the Funds' investments in value stocks may limit downside risk over time, a Fund may, as a trade-off, produce more modest gains than riskier stock funds.

GROWTH STOCKS -- Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.


SHORT SALES -- A short sale entails selling a borrowed security with the expectation that the price of the security will decline, so that a Fund may purchase the security at a lower price when the Fund must return the security that it borrowed. While the potential losses associated with investing in stocks are typically limited to the original cost of the securities, the potential for losses associated with short positions is much greater than the original value of the securities sold short. A Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The use of short sales may cause a Fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Also, short sales may be subject to legal restrictions, which may limit the ability of a Fund to implement its strategies.


MANAGEMENT RISK -- Alpha Opportunity Institutional Fund is an actively managed investment portfolio. There is no guarantee that the management techniques employed with respect to the index strategy will closely track the performance of the S&P 500 Index. Also, Mainstream and its portfolio managers will apply investment techniques and risk analyses in making investment decisions for the portion of the Fund managed by Mainstream, but there can be no guarantee that these will produce the desired results.

FOREIGN SECURITIES -- Investing in foreign investments, including investing in foreign securities through ADRs, involve certain special risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information;
(iv) limited legal recourse; (v) limited markets; (vi) higher operational expenses; and (vii) illiquidity. These risks may even be higher in underdeveloped markets.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments.
Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Funds.

EMERGING MARKETS -- All of the risks of investing in foreign securities are heightened by investing in less developed and developing countries, which are sometimes referred to as emerging markets. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. For example, the political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative, but often have provided higher rates of return, and greater risks, to investors.


EQUITY DERIVATIVES -- Equity derivatives include options, futures and options on futures, which may be used to hedge a Fund's portfolio, to increase returns or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or the Fund's other portfolio holdings, lack of availability, counterparty risks, valuation risks and legal restrictions. In addition, when a Fund sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the security beyond the exercise price (plus the premium received). The gain may be less than if the Fund had not sold an option on the underlying security. Accordingly, there is the risk that such practices may fail to serve their intended purposes and may reduce returns or increase volatility. There is also the risk that a Fund could lose more than the amount the Fund invested in the derivative. These practices also entail transactional expenses and may cause a Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions.

LEVERAGE -- The use of derivatives may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of the Fund. Leveraging may cause a Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk, the Fund segregates liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk. Leverage can arise through the use of derivatives.


NON-DIVERSIFICATION -- A non-diversified Fund may hold larger positions in a smaller number of securities than a diversified Fund. As a result, a change in the market value of a single security may have a greater impact on a Fund's net asset value and total return. A non-diversified Fund is expected to be more volatile than a diversified Fund.

INVESTMENT IN INVESTMENT VEHICLES -- Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies or other investment vehicles, including exchange traded funds ("ETFs"). Such index-based investments sometimes hold substantially all of their assets in securities representing a specific index. In the case of SPDRs, the index represented is the S&P 500, but a Fund may invest in other index-based investments designed to track other indexes or market sectors. To the extent a Fund invests in other investment companies or vehicles, it will incur its pro rata share of the underlying investment companies' or vehicles' expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment vehicles. In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally. A Fund may use those index-based investments as a way of managing its cash position, to maintain liquidity while gaining exposure to the equity markets, or a particular sector of the equity market, or to seek to avoid losses in declining market conditions.


RESTRICTED SECURITIES -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, are subject to a Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System ("Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

ACTIVE TRADING -- Active trading will increase the costs a Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders, and, as a result, may lower a Fund's performance. It may also result in short-term capital gains, which may increase the amount of tax an investor pays on a Fund's returns.

TECHNOLOGY STOCKS -- Companies in the rapidly changing fields of technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. The level of risk will be increased to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

OVERWEIGHTING -- Overweighting investments in certain sectors or industries of the stock market increases the risk that a Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

INTEREST RATE RISK -- Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of a Fund's securities, and share price, to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in a Fund, the more a Fund's share price will fluctuate in response to interest rate changes.

CREDIT RISK -- It is possible that some issuers of fixed-income securities will not make payments on debt securities held by a Fund, or there could be defaults on repurchase agreements held by a Fund. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for a Fund to sell.

LIQUIDITY RISK -- Investments are subject to liquidity risks when they are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of a Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' underlying portfolio securities is available in the Funds' Statement of Additional Information and on their website at www.securitybenefit.com. In addition, investors should note that the Funds publish a complete list of their month-end portfolio holdings on their website generally within one to two business days after the end of each calendar month. Such information will remain online for four months, or as otherwise required by law.

INVESTMENT MANAGER


Security Investors, LLC (the "Investment Manager"), One Security Benefit Place, Topeka, Kansas 66636, is the Funds' investment manager. On September 30, 2008, the aggregate assets under the investment management of the Investment Manager were approximately $9.02 billion.


MANAGEMENT FEES -- The following chart shows the aggregate investment management fees payable by each Fund. For Funds for which the Investment Manager has retained a sub-adviser, the Investment Manager, and not the Funds, is responsible for payment of sub-advisory fees.

The Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Fund to a specified level. The Investment Manager also may reimburse expenses of a Fund from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary in which case they may be terminated at any time. The fees without waivers or reimbursements are shown in the fee table on page 21.


Management Fees (Net of Waivers)
(expressed as a percentage of average net assets)
-----------------------------------------------------------------------
Large Cap Value Institutional Fund ..........................  0.65%
All Cap Growth Institutional Fund ...........................  0.75%
All Cap Value Institutional Fund ............................  0.70%
Alpha Opportunity Institutional Fund ........................  1.25%(1)
Global Institutional Fund ...................................  1.00%
Mid Cap Value Institutional Fund ............................  0.75%
Small Cap Value Institutional Fund ..........................  1.00%


1 Prior to August 18, 2008, Alpha Opportunity Fund's management fee was a "fulcrum-type" performance fee that varied on a monthly basis depending on the Fund's investment performance against the investment record of the S&P 500 Index over a rolling 12-month period.

A discussion regarding the basis of the Board of Directors approving any investment advisory contract on behalf of each of the Funds (with the exception of All Cap Growth Institutional Fund) is available in the Funds' annual report for fiscal year ending September 30, 2008. A discussion regarding the basis of the Board of Directors approving the investment advisory contract of All Cap Growth Institutional Fund will be available in the semi-annual report for fiscal half-year ending March 31, 2009.

PORTFOLIO MANAGERS -- The Portfolio Managers of the Investment Manager oversee the day-to-day operations of the following Funds:

LARGE CAP VALUE INSTITUTIONAL FUND AND ALL CAP VALUE INSTITUTIONAL FUND

MARK A. MITCHELL, Portfolio Manager of the Investment Manager, manages Large Cap Value Institutional Fund and All Cap Value Institutional Fund. He has managed Security Large Cap Value Fund, another fund with an investment program substantially similar to that of Large Cap Value Institutional Fund, since July 2005, and he has managed the Security Equity Fund, a series of Security Equity Fund, since February 2004 (co-managing with Mr. Bronzo since February 2008). He also has co-managed All Cap Value Institutional Fund since October 2008. Prior to joining the Investment Manager, Mr. Mitchell was employed by GE Investments and its successor company, GE Asset Management, from 1994 to 2002 in the following positions: Senior Financial Analyst, Taxable Fixed Income from 1994 to 1995; Sector Portfolio Manager and Research Analyst from 1996 to 1998; Vice President, Assistant Portfolio Manager from 1998 to 1999; Vice President, Sector Portfolio Manager and Research Analyst from 1999 to 2001; and most recently as Vice President, Portfolio Manager, US Equities. Prior to 1994, Mr. Mitchell served in various positions with GE Capital. Mr. Mitchell holds a Bachelor of Science degree with an emphasis in Finance from the University of Nebraska and is a graduate of the GE Financial Management Program. He is a Chartered Financial Analyst charterholder.

ALL CAP GROWTH INSTITUTIONAL FUND

MARK P. BRONZO, Portfolio Manager of the Investment Manager, has been the co-manager of Equity Fund and the manager of Select 25 Fund since February 2008. He has also managed the All Cap Growth Fund since February 2009 (co-managing with Messrs. O'Connor and Portanova from its inception). Prior to joining the Investment Manager in 2008, he was a Managing Director and member of the Board of Managers of Nationwide Separate Accounts LLC, the successor advisor to Groupama Asset Management N.A. ("GAMNA") and Chairman, President and Chief Executive Officer of the Gartmore Mutual Funds II, Inc. From 1995 to 2003, he served as Senior Vice President, Managing Director and Board member of GAMNA. Mr. Bronzo earned a Bachelor of Arts degree in Economics from Boston College and an MBA in Finance from New York University. He is a Chartered Financial Analyst charterholder.

JOSEPH C. O'CONNOR, Portfolio Manager of the Investment Manager, has managed the All Cap Growth Institutional Fund since February 2009 (co-managing with Messrs. Bronzo and Portanova since its inception). Prior to joining the Investment Manager in 2008, he was a Managing Director of Nationwide Separate Accounts LLC, the successor advisor to Groupama Asset Management N.A. ("GAMNA"). From 2000 to 2003, he served as Senior Vice President, Managing Director and Board member of GAMNA. Mr. O'Connor earned a Bachelor of Science degree in Finance from St. John's University.


DANIEL W. PORTANOVA, Portfolio Manager of the Investment Manager, has managed the All Cap Growth Institutional Fund since February 2009 (co-managing with Messrs. Bronzo and O'Connor since its inception). He was previously at Nationwide Separate Accounts LLC. From 1995 to 2003, he served as Director, Senior Vice President and Treasurer of Groupama Asset Management NA. From 1993 to 1995, Mr. Portanova was a Managing Director at General Reinsurance Asset Management. From 1989 to 1993, Mr. Portanova was a taxable fixed income portfolio manager for General Reinsurance. Mr. Portanova also worked at Smith Barney, Harris, Upham Inc. from 1984 to 1989 as an Institutional Corporate Bond Trader. Mr. Portanova earned an MBA from Duke University's Fuqua School of Business and a Bachelor of Arts in Economics from Boston College.


ALL CAP VALUE INSTITUTIONAL FUND, MID CAP VALUE INSTITUTIONAL FUND AND SMALL CAP VALUE INSTITUTIONAL FUND

JAMES P. SCHIER, Senior Portfolio Manager of the Investment Manager, manages All Cap Value Institutional Fund, Mid Cap Value Institutional Fund and the Small Cap Value Institutional Fund. He has co-managed All Cap Value Institutional Fund since October 2008. He also has been the manager of Security Mid Cap Value Fund, another series of Security Equity Fund with an investment program substantially similar to that of Mid Cap Value Institutional Fund, since its inception in 1997. He has managed Small Cap Value Institutional Fund since its inception in July 2008. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1993, he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and an MBA from Washington University. He is a Chartered Financial Analyst charterholder.

ALPHA OPPORTUNITY INSTITUTIONAL FUND


STEVEN M. BOWSER, Senior Portfolio Manager of the Investment Manager, has managed a portion of the Alpha Opportunity Institutional Fund since its inception. Mr. Bowser joined the Investment Manager in 1992. From 1989 to 1992, Mr. Bowser was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University. He is a Chartered Financial Analyst charterholder and FINRA Series 7 license holder.


The Funds' Statement of Additional Information provides information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

SUB-ADVISERS

The Investment Manager and the Funds have received from the U.S. Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of the Funds' Board of Directors, but without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to those Funds which use a sub-adviser:

o     performing initial due diligence on prospective sub-advisers for the Funds

o monitoring the performance of the sub-advisers communicating performance expectations to the sub-advisers

o     communicating performance expectations to the sub-advisers

o ultimately recommending to the Board of Directors whether a sub-adviser's contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of sub-advisers. Although the Investment Manager will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.


The Investment Manager has engaged Security Global Investors, LLC ("SGI"), 801 Montgomery Street, 2nd Floor, San Francisco, California 94133, to provide investment advisory services to Global Institutional Fund and a portion of Alpha Opportunity Institutional Fund. SGI has operated as an investment sub-adviser to Global Institutional Fund since August 2007 and Alpha Opportunity Institutional Fund since October 2008. SGI managed more than $488.17 million in assets as of December 31, 2008. SGI is a wholly owned subsidiary of Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company. SGI is an affiliate of the Investment Manager. Together, SGI and the Investment Manager operate as Security Global Investors, the investment advisory arm of Security Benefit Corporation.

The Investment Manager has engaged Mainstream Investment Advisers, LLC ("Mainstream") to provide investment advisory services to a portion of Alpha Opportunity Institutional Fund. Mainstream, 101 West Spring Street, Fourth Floor, New Albany, Indiana 47150, managed approximately $420 million in client assets as of December 31, 2008.

PORTFOLIO MANAGERS -- The Portfolio Managers of the Sub-Advisers oversee the day-to-day operations of the Funds as indicated:


ALPHA OPPORTUNITY INSTITUTIONAL FUND AND GLOBAL INSTITUTIONAL FUND

JOHN BOICH, Head of Global Equity of SGI, has a track record in global equity investing that dates back to 1990. He has been a co-manager of Global Institutional Fund since July 2008 and a co-manager of a portion of Alpha Opportunity Institutional Fund since November 2008. Prior to joining SGI in June 2007, Mr. Boich founded Avera Global Partners, L.P. ("Avera") in August 2001, where he served as Chief Investment Officer until June 2007. Prior to founding Avera, he was a founding partner and senior portfolio manager in the global equities division of Montgomery Asset Management. In this capacity, Mr. Boich spent eight years directing research and investment decisions for Montgomery Asset Management's $4 billion global and international mandates. Prior to joining Montgomery Asset Management in March 1993, he was an analyst and portfolio manager at The Boston Company Institutional Investor Inc. where he led the development and subsequent management of the flagship international equity product. Mr. Boich holds a Bachelor of Arts degree in Economics from the University of Colorado and is a Chartered Financial Analyst charterholder.

SCOTT F. KLIMO, Portfolio Manager at SGI, joined SGI in June 2007. He has been a co-manager of Global Institutional Fund since July 2008 and a co-manager of a portion of Alpha Opportunity Institutional Fund since November 2008. Mr. Klimo was a portfolio manager of Avera from October 2001 until he joined SGI in June 2007. Prior to joining Avera, he worked as a senior international analyst for Founders Asset Management in Denver from December 1999 to September 2001, focusing on consumer durables and non-durables, telecommunications and telecom equipment. Before joining Founders, Mr. Klimo was an assistant portfolio manager for the State of Wisconsin Investment Board from May 1998 to November 1999 where he helped manage a $4 billion international portfolio with a value-oriented investment style. He began his investment career in 1987 as an analyst for Crosby Securities in Hong Kong, before progressing to

Thailand Research Director for Smith New Court Far East. Mr. Klimo graduated from Hamilton College with a Bachelor of Arts degree in Asian Studies and immediately left for Asia, where he spent the next eleven years. He is a Chartered Financial Analyst charterholder.


DAVID WHITTALL, Portfolio Manager at SGI, joined SGI in June 2007. He has been a co-manager of Global Institutional Fund since July 2008 and a co-manager of a portion of Alpha Opportunity Institutional Fund since November 2008. Mr. Whittall was a portfolio manager at Avera from March 2004 until June 2007. Prior to joining Avera, Mr. Whittall was senior vice president and the senior international equity salesman at HSBC in San Francisco from January 2003. Prior to HSBC, he was a vice president at JP Morgan and their senior European equity salesman in San Francisco from May 2001 to October 2002. Before his work in international equity sales, Mr. Whittall spent seven years at Montgomery Asset Management where he was a senior analyst, portfolio manager and principal. Mr. Whittall graduated from UC Berkeley with a Bachelor of Arts degree in Asian Studies. He spent one year as a UC Regent's scholar at Beijing University in the People's Republic of China.

MARK KRESS, Portfolio/Risk Manager at SGI, joined SGI in June 2007. He has been a co-manager of Global Institutional Fund since July 2008 and a co-manager of a portion of Alpha Opportunity Institutional Fund since November 2008. Along with Mr. Perullo, Mr. Kress is jointly responsible for risk management analysis and the implementation of quantitative research methods for the Funds. Mr. Kress was a senior quantitative analyst at Avera from August 2001 until he joined SGI in June 2007. Mr. Kress holds a Bachelor of Science degree in Managerial Economics from the University of California at Davis and an MBA from the University of California at Berkeley Haas School of Business. He is a Chartered Financial Analyst charterholder.


YON PERULLO, Senior Quantitative Analyst, joined SGI in June 2007. He has been co-manager of Global Institutional Fund since July 2008 and a co-manager of a portion of Alpha Opportunity Institutional Fund since November 2008. Along with Mr. Kress, Mr. Perullo is jointly responsible for risk management analysis and the implementation of quantitative research methods for the Funds. From 2004 to 2007, Mr. Perullo was co-founder and portfolio manager at Nascent Strategies, LLC, a hedge fund that specialized in quantitative market neutral investing, where he was directly responsible for building the quantitative screening and risk management models employed by the fund. From 1998 to 2004, Mr. Perullo served as Vice President of Quantitative Analytics at FactSet Research Systems where he directed the global sales and development of FactSet's suite of quantitative products, including alpha modeling, portfolio simulation and risk analysis. Mr. Perullo holds a Bachelor of Arts in Chemistry from the University of Rhode Island and is a Chartered Financial Analyst charterholder.

ALPHA OPPORTUNITY INSTITUTIONAL FUND

WILLIAM H. JENKINS, Manager of Mainstream, has been a co-manager of a portion of the Alpha Opportunity Institutional Fund since its inception. He has more than 35 years of investment experience. Prior to co-founding Mainstream in July 1997, Mr. Jenkins spent the most recent 15 years with Providian Corporation as their equity portfolio manager. From 1988 to 1991, he was head of new asset and liability strategies for Providian, in addition to his equity portfolio management responsibilities. Prior to Providian, Mr. Jenkins worked as a portfolio manager/analyst at McGlinn Capital, Delaware Investment Advisors and Mellon Bank and Trust. Mr. Jenkins holds a Bachelor's degree from Grove City College and an MBA from New York University. He is a Chartered Financial Analyst charterholder.

CHARLES F. CRAIG, Portfolio Manager at Mainstream, has been a co-manager of a portion of Alpha Opportunity Institutional Fund since its inception. Mr. Craig has primary responsibility for the international long/short strategy portion of the Fund that is managed by Mainstream. He has a long history with the firm and its personnel dating back over 11 years ago when he began an internship with William Jenkins at Providian Corporation. In addition to his experience in equity analysis, trading and portfolio management with Mainstream, Mr. Craig worked in futures trading for RQSI and financial planning with American Express. Mr. Craig holds a Bachelor's degree from the University of Louisville and an MBA from the Kelley School of Business at Indiana University. He is a Chartered Financial Analyst charterholder.

The Funds' Statement of Additional Information provides information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

BUYING SHARES

Shares of the Funds discussed in this prospectus are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, and corporations. Shares may also be offered through certain financial intermediaries (such as broker/dealers, banks and other intermediaries that have an agreement with the Funds' distributor, Security Distributors, Inc. or with the Investment Manager, which also serves as the Funds' transfer agent ("authorized financial intermediaries")) that charge their customers transaction or other fees in connection with an investment in the Funds. The minimum initial investment is $2 million. Specific eligibility requirements that apply to these prospective investors include:

o Employee benefit plan programs that have at least $25 million in plan assets.

o Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts.

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts.

o     Internal Revenue Code Section 529 college savings plan accounts.

o Funds of Funds advised by the Investment Manager, Security Global Investors, LLC, Rydex Investments, or their affiliates.

o     Funds of Funds advised by unaffiliated  investment advisers.

o     Institutions that invest the minimum initial investment amount in a Fund.

THE FUNDS RESERVE THE RIGHT TO WAIVE THE MINIMUM INITIAL INVESTMENT AMOUNT OF $2 MILLION OR TO GRANT OTHER INVESTORS ELIGIBILITY TO INVEST IN THE SHARES OF THE FUNDS AT THEIR DISCRETION.

The Funds may be made available to other investors in the future.

Shares are priced at the net asset value per share (NAV) next determined after receipt and acceptance of a purchase order by the Funds' transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. Fund shares purchased directly from the Fund are not assessed such additional charges.

The authorized financial intermediaries can provide investors with detailed information on how to participate in a program, a plan or an account, elect a Fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts or to obtain an application to participate in a program, a plan or an account, participants should contact their financial intermediary, employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the program/plan/ account.

Financial intermediaries may provide some of the shareholder servicing and account maintenance services required by programs, plans or accounts and their participants, including transfers of registration, dividend payee charges and generation of confirmation statements and may arrange for administrators to provide other investment or administrative services. Financial service firms may charge programs, plans or accounts and participants transaction fees and/or other additional amounts for such services. Similarly, programs, plans or accounts may charge participants for certain expenses. These fees and additional amounts could reduce the return of investments in the Funds.

The Funds reserve the right to reject any order to purchase shares in whole or in part.


The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail and send proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents (such as traveler's checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks), cashiers checks, and bank checks. The Funds reserve the right to refuse other payment instructions if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.


The  Funds  do  not  issue   certificates;   all  Fund   shares  are  issued  in
non-certificate form.

The Funds may offer other classes of shares in a different prospectus.

MINIMUM ACCOUNT BALANCE -- The Funds have a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Funds reserve the right to redeem shares if an account balance falls below the minimum account balance for any reason.
Investors will be given 60 days' advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.

CUSTOMER IDENTIFICATION AND VERIFICATION -- To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund must obtain the following information for each person/entity that opens an account:

o     Name;

o     Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o     Social  security  number,   taxpayer   identification   number,  or  other
      identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations, plans and other entities.

Federal law prohibits the Fund and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They may be required to close your account if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after your account is closed, and you bear the risk of any loss.

MARKET TIMING/SHORT-TERM TRADING --Some investors try to profit from various short-term or frequent trading strategies known as market timing, for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or transferring from one Fund to another and then back again after a short period of time. As money is transferred in and out, a Fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of a Fund's shares disrupt portfolio management, hurt Fund performance and drive Fund expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Funds that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

The Board of Directors has adopted policies and procedures against market timing, and the Funds discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of any of the Funds. Each Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same broker/dealer or other financial intermediary on an omnibus basis may be rejected in whole or in part by a Fund. Transactions accepted by a financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Funds and may be cancelled or revoked by the Funds by the close of business on the next business day following receipt.

The policies and procedures of the Funds are intended to restrict transactions that are disruptive to the Funds or potentially disadvantageous to other shareholders. Although the Funds have adopted policies and procedures, the Funds may be dependant upon authorized financial intermediaries that offer the Funds' shares to assist in implementing these policies and procedures or may rely on the policies and procedures of such financial intermediaries. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Funds' policies and procedures take into account, among other things, the following factors:

o     the total dollar amount being transferred;

o     the number of transfers made within the previous 12 months;

o     transfers to and from (or from and to) the same Fund;

o whether a shareholder's transfers appear to follow a pattern designed tov take advantage of short-term market fluctuations; and

o whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's transfer patterns among the Fund and others are disruptive or potentially disadvantageous to other shareholders, the Fund will send the shareholder a letter notifying the shareholder that the Fund is prohibiting the shareholder from making any additional purchases for a 90-day period that begins on the date of the letter. This restriction will be applied after the shareholder makes four "round trip transfers" during any prior 12-month period. A "round trip transfer" is a transfer (1) from the Fund followed by a transfer to the Fund or (2) to the Fund followed by a transfer from the Fund.

In their sole discretion, the Funds may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the Funds may aggregate transfers made in two or more transactions that the Funds believe are connected (for example, two transactions by the same owner, or by spouses, or by different partnerships or corporations that are under common control, etc.).

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may deploy a variety of strategies to avoid detection, and the Funds' or a financial intermediary's ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. Furthermore, the identification of investors determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Funds nor the financial intermediaries that sell the Funds' shares can guarantee that the policies and procedures will detect every potential market timer. The Funds apply the policies and procedures adopted by the Board of Directors consistently to all investors without special arrangement, waiver, or exception.

Because the Funds cannot guarantee that all harmful trading activity will be detected and because the cooperation of broker/dealers and other financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that the Funds or a financial intermediary implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.


REVENUE SHARING PAYMENTS -- The Investment Manager, Distributor or their affiliates may, out of their own resources and at no additional costs to the Funds or shareholders, make payments to financial intermediaries (including payments to affiliates of the Investment Manager or Distributor). Such payments, commonly referred to as "revenue sharing," do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. Such compensation may be paid to intermediaries for (without limitation) marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, or in other sales programs. Revenue sharing may also be paid to intermediaries that provide services to the Funds or to shareholders, including (without limitation) shareholder servicing, sub-administration or sub-transfer agency services. The compensation received by such intermediaries via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the Statement of Additional Information.
Shareholders also may obtain more information about these arrangements, including associated conflicts of interest, from their intermediary and should so inquire if they would like more detailed information. Shareholders also may inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.

SELLING SHARES

Direct investors may sell (or "redeem") shares at any time through an authorized financial intermediary or directly through the Fund's transfer agent. Investors who invest in the Funds through employee benefit plans, managed accounts, wrap programs, or 529 college savings plan accounts should refer to their plan/account/program documents for information on how to redeem shares of the Funds.

Shares will be redeemed at the NAV next determined after the order is received by the Funds' transfer agent or an authorized financial intermediary less any applicable redemption charge, in the case of Global Institutional Fund. A Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open.

When redeeming recently purchased shares, if the Fund has not collected payment for the shares, it may delay sending the proceeds until it has collected payment, which may take up to 15 days.

For direct investments only:

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

o     The name and signature of the account owner(s)

o     The name of the Fund

o     The dollar amount or number of shares to sell

o     Where to send the proceeds

o     A signature guarantee if

      o The check will be mailed to a payee or address different than that of the account owner, or

      o     The sale of shares is more than $100,000.

  A signature guarantee helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.

Mail your request to:

         Security Investors, LLC
         P.O. Box 750525
         Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

o INDIVIDUAL OR JOINT TENANTS: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

o UGMA OR UTMA: Written instructions must be signed by the custodian as it appears on the account.

o SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

o CORPORATION OR ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Funds.

o TRUST: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account, a certified certificate of incumbency dated within 60 days must also be submitted.

o     RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461 on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m. Central Time. The Funds require that requests for redemptions over $100,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461.

BY BROKER -- You may redeem your shares through your broker. Brokers may charge a commission upon the redemption of shares.

PAYMENT OF  REDEMPTION  PROCEEDS  -- Payments  may be made by check.  Redemption proceeds (less any redemption charge payable with respect to Global Institutional Fund) will be sent to the shareholder(s) of record at the address on our records generally within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption proceeds, the Investment Manager will, upon the shareholder's request, send the redemption proceeds by express mail or send the proceeds by wire transfer to the shareholder's bank account upon receipt of appropriate wire transfer instructions.

In addition, redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

The Funds may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for a reason other than weekend or holiday or any emergency is deemed to exist by the Securities and Exchange Commission.

REDEMPTION CHARGE (GLOBAL INSTITUTIONAL FUND) -- The Global Institutional Fund, like all of the Funds, is intended for long-term investors. Investors who engage in frequent, short-term trading in the Global Institutional Fund's shares can disrupt the Fund's investment program. Accordingly, the Global Institutional Fund imposes a 2% charge on redemptions (including exchanges) of shares that have been held for 30 days or less, which charge is paid to Global Institutional Fund to protect the Fund's long-term shareholders. The Global Institutional Fund uses the "first-in, first-out" method to determine the 30-day holding period, under which, shares that have been held the longest will be the first to be redeemed to satisfy a redemption or exchange order. If any of the shares redeemed have been held for 30 days or less, the redemption charge will be charged against the redemption of those shares.

The redemption charge does not apply to (1) shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) shares purchased through the reinvestment of dividends or capital gains distributions, (3) redemptions in an amount less than $10,000, or (4) redemptions and/or exchanges made through pre-approved asset allocation programs. The Global Institutional Fund reserves the right to waive the redemption charge in its discretion.

DIVIDENDS AND TAXES

Each Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

TAX  ON  DISTRIBUTIONS   --Fund  dividends  and  distributions  are  taxable  to
shareholders (unless your investment is in a tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

o     Distributions  of  earnings  from  qualifying   dividends  and  qualifying
      long-term  capital  gains  will  be  taxed  at  a  maximum  rate  of  15%.

o Distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

o A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

o Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.


The favorable tax treatment for qualified dividends and the lower rates on long-term capital gains are currently scheduled to expire after 2010.


Tax-deferred retirement accounts generally do not generate a tax liability unless you are taking a distribution or making a withdrawal.

A Fund has "short-term capital gains" when it sells assets within one year after buying them. Your share of a Fund's net short-term capital gains will be taxed at ordinary income rates. The Fund has "long-term capital gains" when it sells assets that it has owned for more than one year. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.

The  Funds  will  mail  you  information   concerning  the  tax  status  of  the
distributions for each calendar year on or before January 31 of the following year.

TAXES ON SALES OR EXCHANGES -- You may be taxed on any sale or exchange of Fund shares. The amount of gain or loss will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. "Short-term capital gains" applies to Fund shares sold or exchanged up to one year after buying them. "Long-term capital gains" applies to shares held for more than one year.

If your tax basis in your shares exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

BACKUP WITHHOLDING -- As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.

DETERMINATION OF NET ASSET VALUE

The NAV of each Fund is computed as of the close of regular trading hours on the NYSE (normally 3:00 p.m. Central Time) on days when the NYSE is open. The NYSE is open Monday through Friday, except on observation of the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Foreign securities are valued based on quotations from the primary market in which they are traded and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds.

Portfolio securities and other investments are valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with the Funds' valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Funds' valuation procedures. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE --Shareholders of the Funds may exchange their shares for shares of another Fund offered in this prospectus or for Institutional Class shares of other mutual funds distributed by the Funds' Distributor (or for Class A shares of Security Cash Fund). Shareholders of the Funds may exchange their shares for Class A shares of other mutual funds distributed by the Funds'
Distributor. Class A shares will be subject to all of the Class A share conditions, including applicable sales charges. Class A shares are offered in a different prospectus, which shareholders may request from the Funds' Distributor and which shareholders should consult prior to making an exchange.

An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including a Fund's right to reject any order to purchase shares.

Exchanges may be made only in those states where shares of the Fund into which an exchange is to be made are qualified for sale. Any applicable redemption charge will be imposed on an exchange of Global Institutional Fund held for 30 days or less. For tax purposes, an exchange is a sale of shares that may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Exchanges are made upon receipt of a properly completed Exchange Authorization form. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the Fund into which an exchange is made will be given to each shareholder exercising this privilege.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.


To exchange shares by telephone, a shareholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form, which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at 1-800-888-2461, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central Time. Exchange requests received by telephone after the close of the NYSE (normally 3:00 p.m. Central Time) will be treated as if received on the next business day. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to shareholders.


The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund's performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or its Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.

GENERAL INFORMATION

The Security Small Cap Value Fund Institutional Share Class, Security All Cap Growth Fund Institutional Share Class, Security All Cap Value Fund Institutional Share Class and Security Alpha Opportunity Fund Institutional Share Class, which are referred to in this prospectus as Small Cap Value Institutional Fund, All

Cap Growth Institutional Fund, All Cap Value Institutional Fund and Alpha Opportunity Institutional Fund, respectively, also offer additional classes of shares in a separate prospectus.

SHAREHOLDER INQUIRIES -- Shareholders who have questions concerning their account or wish to obtain additional information may call the Funds (see back cover for address and telephone numbers) or contact their securities dealer.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Funds for the period since commencement of the Funds (except All Cap Growth Institutional Fund, All Cap Value Institutional Fund, and Alpha Opportunity Institutional Fund). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and distributions. The information for the fiscal years ended September 30 has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.


Since All Cap Growth Institutional Fund, All Cap Value Institutional Fund, and Alpha Opportunity Institutional Fund had not commenced operations prior to the most recent reporting period, financial highlights information has not been provided.

--------------------------------------------------------------
SECURITY LARGE CAP VALUE INSTITUTIONAL FUND
--------------------------------------------------------------
                                                    FISCAL
                                                 PERIOD ENDED
                                                 SEPTEMBER 30
                                                 2008(A)(B)(C)
                                                 -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...........     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................       0.03
Net gain (loss) on securities
(realized and unrealized) .....................      (0.42)
                                                     -----
Total from investment operations ..............      (0.39)

LESS DISTRIBUTIONS:
Dividends (from net investment income) ........         --
Distributions (from realized gains) ...........         --
                                                      ----
Total distributions ...........................         --
                                                      ----
NET ASSET VALUE END OF PERIOD .................     $ 9.61
                                                     =====
TOTAL RETURN (A) ..............................     (3.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ..........      $2,878
Ratio of expenses to average net assets .......       0.98%
Ratio of net investment income
(loss) to average net assets ..................       1.17%
Portfolio turnover rate .......................         35%

--------------------------------------------------------------
SECURITY GLOBAL INSTITUTIONAL FUND
--------------------------------------------------------------
                                                    FISCAL
                                                 PERIOD ENDED
                                                 SEPTEMBER 30
                                                 2008(A)(B)(C)
                                                 -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...........     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................       0.02
Net gain (loss) on securities
(realized and unrealized) .....................      (1.35)
                                                     -----
Total from investment operations ..............      (1.33)

LESS DISTRIBUTIONS:
Dividends (from net investment income) ........         --
Distributions (from realized gains) ...........         --
                                                     -----
Total distributions ...........................         --
                                                     -----
NET ASSET VALUE END OF PERIOD .................     $ 8.67
                                                     =====
TOTAL RETURN (A) ..............................    (13.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period  (thousands) .........      $7,382
Ratio of  expenses to average net assets ......       1.15%
Ratio of net  investment  income (loss)
  to average net assets .......................       0.87%
Portfolio turnover rate .......................        325%

--------------------------------------------------------------
SECURITY MID CAP VALUE INSTITUTIONAL FUND
--------------------------------------------------------------
                                                    FISCAL
                                                 PERIOD ENDED
                                                 SEPTEMBER 30
                                                 2008(A)(B)(C)
                                                 -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...........      $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................        0.04
Net gain (loss) on securities
(realized and unrealized) .....................        0.64
                                                      -----
Total from investment operations ..............        0.68

LESS DISTRIBUTIONS:
Dividends (from net investment income) ........          --
Distributions (from realized gains) ...........          --
                                                      -----
Total distributions ...........................          --
                                                      -----
NET ASSET VALUE END OF PERIOD .................      $10.68
                                                      =====
TOTAL RETURN (A) ..............................       6.80%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period  (thousands) .........     $17,436
Ratio of expenses to average net assets .......       1.10%
Ratio of net  investment  income (loss) to
   average net assets .........................       1.81%
Portfolio  turnover  rate .....................         63%
--------------------------------------------------------------

--------------------------------------------------------------
SECURITY SMALL CAP VALUE FUND (INSTITUTIONAL CLASS)
--------------------------------------------------------------
                                                    FISCAL
                                                 PERIOD ENDED
                                                 SEPTEMBER 30
                                                 2008(A)(B)(C)
                                                 -------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ...........     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................         --
Net gain (loss) on securities
 (realized and unrealized) ....................       1.49
                                                     -----
Total from investment operations ..............       1.49

LESS DISTRIBUTIONS:
Dividends (from net investment income) ........         --
Distributions (from realized gains) ...........         --
                                                     -----
Total distributions ...........................         --
                                                     -----
NET ASSET VALUE END OF PERIOD .................     $11.49
                                                     =====
TOTAL RETURN (A) ..............................     14.90%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ..........     $  383
Ratio of expenses to average net assets .......      1.30%
Ratio of net investment income
   (loss) to average net assets ...............      0.06%
Portfolio turnover rate .......................        86%

(a) Each Fund was initially capitalized on July 11, 2008 with a net asset value of $10 per share. Percentage amounts for the period, except total return have been annualized.

(b) Net investment income (loss) was computed using average shares outstanding throughout the period.

(c) Fund expenses were reduced by the Investment Manager during the period. An expense reimbursement lowers the expense ratio and increases overall returns to investors. Expense ratios absent such reimbursement would have been as follows:

                                          CLASS           2008
---------------------------------------------------------------
Large Cap Value Institutional Fund         --             2.33%
Global Institutional Fund                  --             1.97%
Mid Cap Value Institutional Fund           --             1.19%
Small Cap Value Fund                 Institutional        5.90%

FOR MORE INFORMATION

BY TELEPHONE -- Call 1-800-888-2461

BY MAIL -- Write to:
Security Investors, LLC
One Security Benefit Place
Topeka, KS 66636-0001

ON THE INTERNET -- Reports and other information about the Funds can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SI, LLC:  http://www.securitybenefit.com

Additional information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Funds' investments will be available in the Funds' annual and semi-annual reports (once available) to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Funds' Statement of Additional Information and the Funds' annual or semi-annual reports are available, without charge, upon request by calling the Funds' toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to SI, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling the Funds' toll-free telephone number listed above. The Funds' Statement of Additional Information is incorporated into this prospectus by reference.

Each Fund's Investment Company Act file number is listed below:

Security Equity Fund                                                   811-01136

o     Security Alpha Opportunity Series (Institutional Class)
o     Security All Cap Growth Series (Institutional Class)
o     Security All Cap Value Series (Institutional Class)
o     Security Global Institutional Series
o     Security Mid Cap Value Institutional Series
o     Security Small Cap Value Series (Institutional Class)
Security Large Cap Value Fund                                          811-00487
o     Security Large Cap Value Institutional Series

--------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE FUND
SECURITY LARGE CAP VALUE INSTITUTIONAL FUND

SECURITY EQUITY FUND(R)
SECURITY ALL CAP GROWTH FUND
SECURITY ALL CAP VALUE FUND
SECURITY ALPHA OPPORTUNITY FUND(R)
SECURITY GLOBAL INSTITUTIONAL FUND
SECURITY GLOBAL FUND
SECURITY MID CAP VALUE INSTITUTIONAL FUND
SECURITY MID CAP VALUE FUND
SECURITY SMALL CAP GROWTH FUND
SECURITY SMALL CAP VALUE FUND
SECURITY SELECT 25 FUND

SECURITY MID CAP GROWTH FUND

One Security Benefit Place, Topeka, Kansas 66636-0001
(785) 438-3000
(800) 888-2461


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectuses dated February 1, 2009, as they may be supplemented from time to time. A prospectus may be obtained by writing Security Distributors, Inc., One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling (785) 438-3000 or (800) 888-2461. The Funds' financial statements included in the Funds' September 30, 2008 Annual Report are incorporated herein by reference. A copy of the Funds' Annual Report is available, without charge, by calling the phone numbers listed above.

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 1, 2009
RELATING TO THE PROSPECTUSES DATED FEBRUARY 1, 2009
AS THEY MAY BE SUPPLEMENTED FROM TIME TO TIME


INVESTMENT MANAGER
Security Investors, LLC
One Security Benefit Place
Topeka, Kansas 66636-0001

UNDERWRITER
Security Distributors, Inc.
One Security Benefit Place
Topeka, Kansas 66636-0001

CUSTODIANS
UMB Bank, N.A.
928 Grand Avenue
Kansas City, Missouri 64106

State Street Bank and Trust Company
225 Franklin
Boston, Massachusetts 02110


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Kansas City Place
1200 Main Street
Kansas City, Missouri 64105-2143

                                TABLE OF CONTENTS
--------------------------------------------------------------------------

GENERAL INFORMATION ......................................................     3
INVESTMENT METHODS AND RISK FACTORS ......................................     3
   Shares of Other Investment Vehicles ...................................     3
   Repurchase Agreements .................................................     4
   Reverse Repurchase Agreements .........................................     4
   When Issued and Forward Commitment Securities .........................     4
   American Depositary Receipts ..........................................     5
   Restricted Securities .................................................     5
   Real Estate Securities ................................................     6
   Zero Coupon Securities ................................................     6
   Risks of Private Investments in Public Companies ......................     6
   Foreign Investment Risks ..............................................     7
   Brady Bonds ...........................................................     7
   Emerging Countries ....................................................     7
   Political and Economic Risks ..........................................     7
   Religious and Ethnic Instability ......................................     8
   Foreign Investment Restrictions .......................................     8
   Non-Uniform Corporate Disclosure
     Standards and Governmental Regulation ...............................     8
   Adverse Market Characteristics ........................................     8
   Non-U.S. Withholding Taxes ............................................     9
   Currency Risk .........................................................     9
   Put and Call Options ..................................................     9
   Trading in Futures ....................................................    13
   Short Sales ...........................................................    19
   Swaps, Caps, Floors and Collars .......................................    20
   Spread Transactions ...................................................    20
   Hybrid Instruments ....................................................    21
   Lending of Portfolio Securities .......................................    21
   Leverage ..............................................................    21
   Short-Term Instruments ................................................    21
   U.S. Government Obligations ...........................................    22
INVESTMENT RESTRICTIONS ..................................................    22
   Fundamental Policies ..................................................    22
   Operating Policies ....................................................    23
DISCLOSURE OF PORTFOLIO HOLDINGS .........................................    24
DIRECTORS AND OFFICERS ...................................................    25
COMMITTEES ...............................................................    27
   Audit Committee .......................................................    27
   Nominating Committee ..................................................    27
REMUNERATION OF DIRECTORS AND OTHERS .....................................    28
PRINCIPAL HOLDERS OF SECURITIES ..........................................    29
DIRECTORS' OWNERSHIP OF SECURITIES .......................................    31
HOW TO PURCHASE SHARES ...................................................    34
   Alternative Purchase Options ..........................................    35
   Class A Shares ........................................................    35
   Class B Shares ........................................................    36
   Class C Shares ........................................................    37
   Institutional Class Shares ............................................    37
   Minimum Account Balance ...............................................    37
   Distribution Plans ....................................................    37
   Rule 12b-1 Plan Expenses ..............................................    38
   Calculation and Waiver of
     Contingent Deferred Sales Charges ...................................    39
   Arrangements With Broker-Dealers and Others ...........................    39
   Other Distribution or Service Arrangements ............................    40
   Purchases at Net Asset Value ..........................................    42
   Purchases for Retirement Plans . ......................................    43
SYSTEMATIC WITHDRAWAL PROGRAM ............................................    43
INVESTMENT MANAGEMENT ....................................................    43
   Investment Management Agreement .......................................    44
SUB-ADVISERS .............................................................    47
CODE OF ETHICS ...........................................................    48
PORTFOLIO MANAGERS .......................................................    48
   Other Accounts Managed by Portfolio Managers ..........................    52
PROXY VOTING .............................................................    56
DISTRIBUTOR ..............................................................    57
ALLOCATION OF PORTFOLIO BROKERAGE                                             58
HOW NET ASSET VALUE IS DETERMINED ........................................    60
HOW TO REDEEM SHARES .....................................................    61
   Telephone Redemptions .................................................    62
   Redemption/Exchange Charge - Global Fund and Global
   Institutional Fund ....................................................    62
HOW TO EXCHANGE SHARES ...................................................    63
   Exchange by Telephone .................................................    63
DIVIDENDS AND TAXES ......................................................    64
   Tax Considerations ....................................................    64
   Backup Withholding ....................................................    66
   Passive Foreign Investment Companies ..................................    66
   Options, Futures and Forward
     Contracts and Swap Agreements .......................................    67
   Market Discount .......................................................    68
   Original Issue Discount ...............................................    68
   Constructive Sales ....................................................    68
   Foreign Taxation ......................................................    68
   Foreign Currency Transactions .........................................    68
   Redemption Charge .....................................................    69
   Foreign Shareholders ..................................................    69
   Other Taxes ...........................................................    69
ORGANIZATION .............................................................    69
CUSTODIANS, TRANSFER AGENT AND DIVIDEND-PAYING AGENT .....................    70
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................    70
FINANCIAL STATEMENTS .....................................................    70
APPENDIX A: Description of Corporate Bond Ratings ........................    71


--------------------------------------------------------------------------------
                                       2

GENERAL INFORMATION

Security Large Cap Value Fund, Security Equity Fund and Security Mid Cap Growth Fund were organized as Kansas corporations on February 2, 1944, November 27, 1961 and April 20, 1965, respectively. The names of Security Large Cap Value Fund (formerly Security Growth and Income Fund) and Security Mid Cap Growth Fund (formerly Security Ultra Fund) were changed effective October 1, 2002. The Funds are registered with the Securities and Exchange Commission ("SEC") as investment companies. Such registration does not involve supervision by the SEC of the management or policies of the Funds. The Funds are open-end investment companies that, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value ("NAV") thereof. (See "How to Redeem Shares")

Each of Large Cap Value Fund ("Large Cap Value Fund"), Large Cap Value Institutional Series ("Large Cap Value Institutional Fund") of Security Large Cap Value Fund, the Equity Series ("Equity Fund"), All Cap Growth Series ("All Cap Growth Fund"), All Cap Value Series ("All Cap Value Fund"), Alpha
Opportunity Series ("Alpha Opportunity Fund"), Global Institutional Series ("Global Institutional Fund"), Global Series ("Global Fund"), Mid Cap Value Institutional Series ("Mid Cap Value Institutional Fund"), Mid Cap Value Series ("Mid Cap Value Fund"), Small Cap Growth Series ("Small Cap Growth Fund"), Small Cap Value Series ("Small Cap Value Fund") and Select 25 Series ("Select 25 Fund(R)") of Security Equity Fund, and Security Mid Cap Growth Fund ("Mid Cap Growth Fund") (collectively, the "Funds") has its own investment objective and policies. Professional investment advice is provided to each Fund by Security Investors, LLC (the "Investment Manager"). While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by the Board of Directors without the approval of shareholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under "Investment Restrictions." An investment in one of the Funds does not constitute a complete investment program.

INVESTMENT METHODS AND RISK FACTORS


The Fund's principal investment strategies and the risks associated with the same are described in the "Fund Information" and "Descriptions of Principal Risks" sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Fund may utilize, even though they are not considered to be "principal" investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Fund's prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Fund.

Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Fund Information" and "Descriptions of Principal Risks" sections of the applicable prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described apply to only those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described apply to only those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.


SHARES OF OTHER INVESTMENT VEHICLES -- Each of the Funds may invest in shares of other investment companies or investment vehicles, which may include, among others, index-based investments such as SPDRs (based on the S&P 500), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index) and DIAMONDS (based on the Dow Jones Industrial Average). To the extent a Fund invests in other investment companies, it will incur its pro rata share of the underlying investment companies' expenses. Investment in the shares of other investment companies or investment vehicles thus has the effect of requiring shareholders to pay the operating expenses (including, for example, investment advisory and other management fees) of two or more mutual funds. In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally. A Fund's investment in the securities of other investment companies or investment vehicles will be limited so that, as determined immediately after a purchase is made, not more than 3% of the total outstanding voting stock of any one investment company or investment vehicle will be owned by the Fund and its affiliates.

--------------------------------------------------------------------------------
                                       3

REPURCHASE AGREEMENTS -- Each of the Funds may utilize repurchase agreements on an overnight basis and, in the case of Global Fund, Global Institutional Fund, Small Cap Value Fund and Small Cap Growth Fund, may enter into repurchase agreements with longer maturities. Repurchase agreements are similar to loans in many respects. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Each of the Funds may enter into repurchase agreements with respect to any portfolio securities that it may acquire consistent with its investment policies and restrictions. The Funds may enter into repurchase agreements to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Board of Directors of each Fund has delegated certain responsibilities in connection with repurchase agreements to the Investment Manager or Sub-Adviser. Those responsibilities include monitoring and evaluating a Fund's use of repurchase agreements, evaluating the creditworthiness of repurchase agreement counterparties and taking steps that are reasonably designed to ensure that a Fund's repurchase agreements are fully collateralized. Repurchase agreements subject the Funds to the risks that (i) they may not be able to liquidate the securities immediately upon the insolvency of the other party, or (ii) that amounts received in closing out a repurchase transaction might be deemed voidable preferences upon the bankruptcy of the other party.

It is the Global Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Global Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Global Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by Global Fund may be delayed or limited, and the Fund may incur additional costs. In such case, the Global Fund will be subject to risks associated with changes in market value of the collateral securities. The Global Fund may enter into repurchase agreements only with (a) securities dealers that have a total capitalization of at least $40,000,000 and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks that have at least $1,000,000,000 in assets and a net worth of at least $100,000,000 as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Global Fund with any broker shall not exceed 15% of the total assets of the fund or $5,000,000, whichever is greater. The Global Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and other illiquid investments would exceed 15% of the net assets of the Fund. The operating expenses of Global Fund can be expected to be higher than those of an investment company investing exclusively in United States securities.

REVERSE REPURCHASE AGREEMENTS -- Certain Funds may also invest in reverse repurchase agreement transactions which involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended ("1940 Act"). To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings and leverage.

WHEN ISSUED AND FORWARD COMMITMENT SECURITIES -- Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income

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                                       4
accrues on securities which have been purchased pursuant to a forward commitment or on a when issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when issued or forward commitment securities and will mark the segregated assets to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

AMERICAN DEPOSITARY RECEIPTS -- Each of the Funds may purchase ADRs, which are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

RESTRICTED SECURITIES -- Each Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, are subject to the Fund's limitation on illiquid securities.


Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers, Inc. (NASD) Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities
Exchange Act of 1934 (the "1934 Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.


The Funds' Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager or relevant Sub-Adviser. In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager or relevant Sub-Adviser will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager or relevant Sub-Adviser may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market;

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                                       5
and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.


REAL ESTATE SECURITIES -- Certain Funds may invest in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments, and therefore, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs has the effect of requiring shareholders to pay the operating expenses of both the Fund and the REIT.


REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code"). Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

ZERO COUPON SECURITIES -- Certain Funds may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. These Funds also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Fund's income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.


RISKS OF PRIVATE INVESTMENTS IN PUBLIC COMPANIES -- The Funds may also make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a "PIPE" transaction. PIPE transactions may be entered into with smaller capitalization public companies, which will entail business and financial risks comparable to those of investments in the publicly-issued securities of smaller capitalization companies, which may be less likely to be able to weather business or cyclical downturns than larger companies and are more likely to be substantially hurt by the loss of a few key personnel. In addition, PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund's ability to dispose of securities acquired in PIPE transactions may depend on the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the 1933 Act, as amended, or otherwise under the federal securities laws. There can be no guarantee that there will be an active or liquid market for the stock of any small capitalization company due to the possible small number of stockholders. As a result, even if a Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short


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                                       6
notice, and the sale of the securities could lower the market price of the securities. There is no guarantee that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund's investments. For more detail, please refer to the "Restricted Securities" section of this SAI's discussion of investment methods and risk factors.



FOREIGN INVESTMENT RISKS -- Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets, and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

BRADY BONDS -- Certain Funds may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

Some Funds invest only in collateralized Brady Bonds denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

EMERGING COUNTRIES -- Certain Funds may invest in securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in securities in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

POLITICAL AND ECONOMIC RISKS -- Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

An investment in the Fund is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries,

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                                       7
may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

RELIGIOUS AND ETHNIC INSTABILITY -- Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

FOREIGN INVESTMENT RESTRICTIONS -- Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION -- Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Such securities will not be registered with the SEC or in some cases regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of such securities held by Funds that invest in foreign securities than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager or the applicable Sub-Adviser will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS -- Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager or relevant Sub-Adviser will consider such difficulties when determining the allocation of the Fund's assets.

NON-U.S. WITHHOLDING TAXES -- A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes,

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                                       8
thereby reducing the Fund's investment income and gains.

CURRENCY RISK -- Because certain Funds, under normal circumstances, may invest substantial portions of their assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Funds value assets daily in terms of U.S. dollars, the Funds do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

PUT AND CALL OPTIONS -- WRITING (SELLING) COVERED CALL OPTIONS. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

Certain Funds may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the opinion of the Investment Manager or relevant Sub-Adviser, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will segregate with its custodian, for the term of the option, cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

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                                       9

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Manager or relevant Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the NAV per share of the Fund is computed (close of the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING (SELLING) COVERED PUT OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. Certain Funds may write American or European style covered put options and purchase options to close out options previously written by the Fund.

Certain Funds may write put options on a covered basis, which means that the Fund would either (i) segregate cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding; (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option; or (iii) purchase an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Investment Manager or relevant Sub-Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

PREMIUM RECEIVED FROM WRITING CALL OR PUT OPTIONS. A Fund will receive a premium from writing a put or call option, which increases such Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an

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                                       10
option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

PURCHASING CALL OPTIONS. Certain Funds may purchase American or European call options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return.

Call options may also be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

As an operating policy, the Funds will purchase a put or call option only if after such purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

PURCHASING PUT OPTIONS. Certain Funds may purchase put options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

A Fund may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

DEALER OPTIONS. Certain Funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options,

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                                       11
if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid investments. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

CERTAIN RISK FACTORS IN WRITING CALL OPTIONS AND IN PURCHASING CALL AND PUT OPTIONS. During the option period, a Fund, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund can close out its position by effecting a closing transaction. If the Fund is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions.

Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions.

OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the

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                                       12
option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Fund will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of the Investment Manager or relevant Sub-Adviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

Price movements in Fund securities will not correlate perfectly with movements in the level of the index, and therefore, a Fund bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Fund's securities does not. If this occurred, a Fund would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Fund will be required to liquidate securities in order to satisfy the exercise.

When a Fund has written a call on an index, there is also the risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities. As with options on securities, the Investment Manager or relevant Sub-Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

TRADING IN FUTURES -- Certain Funds may enter into futures contracts, including stock and bond index, interest rate and currency futures ("futures" or "futures contracts"). A futures contract provides for the future sale by one party and purchase by another party of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

An example of a stock index futures contract follows. The Standard & Poor's 500 Stock Index ("S&P 500 Index")

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                                       13
is composed of 500 selected common stocks, most of which are listed on the NYSE. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $950, one contract would be worth $237,500 (250 units x $950). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $950 and the S&P 500 Index is at $954 on that future date, the Fund will gain $1,000 (250 units x gain of $4). If the Fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $950 and the S&P 500 Index is at $952 on that future date, the Fund will lose $500 (250 units x loss of $2).

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid securities known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant (or, in some cases, may be held on deposit directly with the futures commission merchant) in order to initiate futures trading and to maintain the Fund's open position in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options

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                                       14
prior to the exercise date suffer a loss of the premium paid.

Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or series of mutual funds for which the Investment Manager or relevant Sub-Adviser serves as adviser or sub-adviser, respectively. Such aggregated orders would be allocated among the Fund and such other mutual funds or series of mutual funds in a fair and non-discriminatory manner.

A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated futures contracts. A public market exists in futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the NYSE Composite Index.

Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Investment Manager or relevant Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the NYSE Composite Stock Index and the Value Line Composite Stock Index. The Fund may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the Fund's securities.

Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

CERTAIN RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. There are special risks involved in futures transactions.

VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of

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                                       15
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purchase,  10% of the value of the futures  contract is deposited  as margin,  a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

Futures contracts may be closed out ONLY on the exchange or board of trade where the contracts were initially traded. For example, stock index futures contracts can currently be purchased or sold with respect to the S&P 500 Index on the Chicago Mercantile Exchange, the NYSE Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, the Fund would continue to hold securities subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures and movements in the prices of the underlying instruments which are the subject of the hedge. The Investment Manager or relevant Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Investment Manager's or relevant Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Investment Manager believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the

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                                       16
futures  market are  subject to margin  deposit  and  maintenance  requirements.
Rather than meeting additional margin deposit requirements, investors might close future contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Manager or relevant Sub-Adviser might not result in a successful hedging transaction over a very short time period.

CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS. The Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

REGULATORY LIMITATIONS. The Funds will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes.

The Funds intend to conduct their operations in compliance with CFTC Rule 4.5 under the Commodity Exchange Act ("CEA") in order to avoid regulation by the CFTC as a commodity pool. Pursuant to CFTC Rule 4.5, the Funds are not subject to regulation as commodity pools so long as they are investment companies registered under the 1940 Act. An exclusion from the definition of a commodity pool operator ("CPO") has been claimed.

To the extent necessary to comply with applicable regulations, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash or liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account on the books of the Fund or with the Fund's custodian to cover the position, or alternative cover will be employed.

In addition, CFTC regulations may impose limitations on the Funds' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Funds would comply with such new restrictions.

FORWARD CURRENCY CONTRACTS AND RELATED OPTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Depending on the investment policies and restrictions applicable to a Fund, a Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

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                                       17

Second, when the Investment Manager or relevant Sub-Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Funds, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward contract on such securities) provided the excess amount is "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Manager and relevant Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Fund may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Funds dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or relevant Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a

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                                       18
future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. As noted above, a currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

SHORT SALES -- The Funds may make short sales "against the box" in which a Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of a Fund's net assets be in deposits on short sales against the box. If a Fund makes a short sale, the Fund does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a "short position" in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.

Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Manager or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act unless the sale is "against the box" and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated or unless a Fund's obligation to deliver the securities sold short is "covered" by segregating with the Custodian cash, U.S. government securities or other liquid assets

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

in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. government securities or other liquid assets deposited with the broker and segregated with the Custodian may not at any time be less than the market value of the securities sold short. Each Fund will comply with these requirements.

SWAPS, CAPS, FLOORS AND COLLARS -- Certain Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e. the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Funds, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party to the agreement (the "net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Investment Manager or relevant Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit a Fund's ability to use swap agreements. The swaps market is largely unregulated.

The Funds will enter swap agreements only with counterparties that the Investment Manager or relevant Sub-Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

SPREAD TRANSACTIONS -- Certain Funds may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Funds in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e. the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

HYBRID INSTRUMENTS -- Hybrid Instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency

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                                       20
or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Please refer to the discussion of futures and forward contracts in this Statement of Additional Information for a discussion of these risks. The prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the Hybrid Instrument, the creditworthiness of the contract party to the transaction would be a risk factor which the Fund would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


LENDING OF PORTFOLIO SECURITIES -- For the purpose of realizing additional income, the Funds may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other liquid collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager or relevant Sub-Adviser to be of good standing and will not be made unless, in the judgment of the Investment Manager or relevant Sub-Adviser, the consideration to be earned from such loans would justify the risk.


LEVERAGE -- Certain Funds may use leverage. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund's investments will be borne entirely by the Fund's shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in NAV than if the Fund were not so leveraged. Leveraging will create interest and other expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

SHORT-TERM INSTRUMENTS -- When the Funds experience large cash inflows through the sale of securities and desirable equity securities that are consistent with the Funds' investment objective are unavailable in sufficient quantities or at attractive prices, the Funds may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of: (i) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Investment Manager or relevant Sub-Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Funds invest in commercial paper, bank obligations, or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated

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                                       21

AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Manager or relevant Sub-Adviser.

U.S. GOVERNMENT OBLIGATIONS -- The Funds may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

INVESTMENT RESTRICTIONS


Each of the Funds operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of
(i) 67% or more of the Funds' shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the Fund's outstanding voting shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors without shareholder approval; however, should any Fund with names subject to Rule 35d-1 under the Investment Company Act of 1940, as amended ("1940 Act"), change its policy of investing in at least 80% of its assets in the type of investment suggested by that Fund's name, the Fund will provide shareholders at least 60 days' notice prior to making the change, or such other period as is required by applicable law, as interpreted or modified by a regulatory authority having jurisdiction from time to time. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. Calculation of the Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with a Fund's securities lending activities.


FUNDAMENTAL POLICIES -- The fundamental policies of the Funds are:

1. PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER Not to invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies and instrumentalities), provided that this limitation applies only with respect to 75% of the Fund's total assets. (This fundamental policy number one does not apply to the Select 25 Fund.)

2. PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUER Not to purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). (This fundamental policy number two does not apply to the Select 25 Fund.)

3. UNDERWRITING Not to act as underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities.

4. INDUSTRY CONCENTRATION Not to invest in an amount equal to 25% or more of the Fund's total assets in a particular industry (other than securities of the U.S. government, its agencies or instrumentalities).

5. REAL ESTATE Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

6. COMMODITIES Not to purchase or sell physical commodities, except that a Fund may enter into futures contracts and options thereon.

7. LOANS Not to lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other parties, except, (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objectives and policies or
      (ii) by  engaging  in

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                                       22
      repurchase agreements with respect to portfolio securities.

8. BORROWING Not to borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

9. SENIOR SECURITIES Not to issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. (A "senior security" generally is an obligation of the Fund that has a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders.)

For the purposes of Fundamental Policies two and four above, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. In the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If an industrial development bond or government issued security is guaranteed by a governmental or other entity, such guarantee would be considered a separate security issued by the guarantor.

For the purpose of Fundamental Policy four, industries are determined by reference to the classifications of industries set forth in the Funds' semiannual and annual reports.

For the purpose of Fundamental Policy eight, if at any time the amount of total Fund assets less all liabilities and indebtedness (but not including the Fund's borrowings) ("asset coverage") is less than an amount equal to 300% of any such borrowings, the Fund will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more.

For the purposes of Fundamental Policies eight and nine, the term "as permitted under the 1940 Act" indicates that, unless otherwise limited by non-fundamental policies, the Funds can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the borrowing and senior securities policies of the Funds to future change in the 1940 Act and interpretations thereof.

OPERATING POLICIES -- The operating policies of the Funds are:

1. LOANS The Funds may not lend assets other than securities to other parties. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

2. BORROWING The Funds may not borrow money or securities for any purposes, except that borrowing up to 10% of the Fund's total assets from commercial banks is permitted for emergency or temporary purposes. Alpha Opportunity Fund does not anticipate that it will borrow for the purpose of investing in securities, but may borrow up to 5% of the Fund's total assets from commercial banks for emergency or temporary purposes.

3. OPTIONS The Funds may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by a Fund will not exceed 5% of the Fund's total assets. The Funds may write only covered put and call options.

4. OIL AND GAS PROGRAMS The Funds may not invest in oil, gas, or mineral leases or other mineral exploration, or development of programs.

5. INVESTMENT COMPANIES Except in connection with a merger, consolidation, acquisition, or reorganization, the Funds may not invest in securities of other investment companies, except in compliance with the 1940 Act, and the rules thereunder.

6. CONTROL OF PORTFOLIO COMPANIES The Funds may not invest in companies for the purpose of exercising management or control.

7. SHORT SALES The Funds, except Large Cap Value Fund, Large Cap Value Institutional Fund and Alpha Opportunity Fund, may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

8. MARGINS The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

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                                       23

9. LIQUIDITY The Funds may invest up to 15% of their net assets in illiquid securities, which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund was valuing the security.

For the purposes of Operating Policy two above, the policy on borrowing is not intended to limit the ability to pledge assets to the extent permitted under the 1940 Act.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about their portfolio holdings. The Funds' service providers, to which the Funds may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of any Fund may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with this policy.

A Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the Fund's completed purchases and sales may be made available only after the public disclosure of its portfolio holdings.

The Funds publish a complete list of their month-end portfolio holdings on their website at www.securitybenefit.com generally within one to two days after the end of each calendar month. Such information will remain online for four months, or as required by law. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Funds. A Fund may then forward the information to investors, consultants and others at their request.

Numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper, and due diligence departments of broker-dealers and wirehouses regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds may distribute (or authorize its service providers to distribute) the Funds' securities holdings to such services and departments before their public disclosure is required or authorized, provided that: (i) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Funds (or any other fund that invests in one of the Funds) before the portfolio holdings become public information, and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.


The Funds also may disclose portfolio holdings information on an ongoing basis to certain service providers of the Funds and others who either by agreement or because of their respective duties to the Funds are required to maintain the confidentiality of the information disclosed. The Funds' service providers and others who generally are provided such information in the performance of their contractual duties and responsibilities may include the Funds' custodians, Investment Manager and sub-adviser(s), administrators, independent registered public accountants, attorneys, officers and directors, and each of their respective affiliates. At this time, the following entities receive this information on a daily basis: Factset (an analytical system used for portfolio attribution and performance); UMB Bank, N.A. and State Street Bank and Trust Company (the Funds' custodian banks); Interactive Data and Loan Pricing Corporation (the Funds' pricing services); InvestOne (Sunguard) (the Funds' accounting system); and Mainstream Investment Advisers (sub-adviser to the Alpha Opportunity Series).


Neither the Funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the Funds' chief compliance officer ("CCO") believes reasonable and consistent with protecting the confidentiality of the Funds' portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the respective Fund (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The CCO may authorize disclosure of the Funds' securities holdings and, in addition to the Board, may, on a case-by-case basis, impose additional restrictions

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
--------------------------------------------------------------------------------

The CCO may authorize disclosure of the Funds' securities holdings and, in addition to the Board, may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board any violations of the Funds' policies and procedures on disclosure of portfolio holdings.

Any disclosure of the Funds' securities holdings must serve a legitimate business purpose of the Funds and must be in the best interest of the Funds' shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Funds and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Funds, their shareholders, and any third party are resolved prior to disclosure. The Funds reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds' policy and any applicable confidentiality agreement. Neither the Funds nor the Investment Manager receive any compensation or other consideration in connection with these arrangements.

As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Funds' Board of Directors on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Funds will promptly terminate the disclosure arrangement.

DIRECTORS AND OFFICERS

The Board of Directors of the Funds is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Directors review contractual arrangements with companies that provide services to the Funds and review the Funds' performance. The directors and officers of the Funds and their principal occupations for at least the last five years are as follows.


                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                               TERM OF                                             IN FUND
                               POSITION(S)    OFFICE AND                                           COMPLEX         OTHER
                                HELD WITH     LENGTH OF          PRINCIPAL OCCUPATION(S)         OVERSEEN BY   DIRECTORSHIPS
    NAME, ADDRESS AND AGE       THE FUNDS   TIME SERVED(1)       DURING THE PAST 5 YEARS           DIRECTOR   HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.             Director     Since 1994    Business broker, Griffith & Blair        33            None
One Security Benefit Place                                  Realtors.
Topeka, KS 66636-0001
(DOB 12/14/46)
------------------------------------------------------------------------------------------------------------------------------
Harry W. Craig, Jr.              Director     Since 2004    Chairman, CEO, Secretary &               33            None
One Security Benefit Place                                  Director, The Martin Tractor
Topeka, KS 66636-0001                                       Company, Inc.
(DOB 5/11/39)
------------------------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin                 Director     Since 1993    Partner, Vivian's Gift Shop              33            None
One Security Benefit Place                                  (Corporate Retail); Vice
Topeka, KS 66636-0001                                       President, Palmer Companies, Inc.
(DOB 8/20/39)                                               (Small Business and Shopping
                                                            Center Development); PLB (Real
                                                            Estate Equipment Leasing); and
                                                            Town Crier (Retail). Prior to
                                                            1999, Vice President and
                                                            Treasurer, Palmer News, Inc.; Vice
                                                            President, M/S News, Inc.; and
                                                            Secretary, Kansas City
                                                            Periodicals. Prior to 2002, Vice
                                                            President, Bellaire Shopping
                                                            Center (Managing and Leasing);
                                                            Partner, Goodwin Enterprises
                                                            (Retail).
------------------------------------------------------------------------------------------------------------------------------
Maynard F. Oliverius             Director     Since 1998    President and Chief Executive            33            None
One Security Benefit Place                                  Officer, Stormont-Vail HealthCare.
Topeka, KS 66636-0001
(DOB 12/18/43)
------------------------------------------------------------------------------------------------------------------------------
Jerry B. Farley                  Director     Since 2005    President, Washburn University.          33            None
One Security Benefit Place
Topeka, KS 66636-0001
(DOB 9/20/46)
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                               TERM OF                                             IN FUND
                               POSITION(S)    OFFICE AND                                           COMPLEX         OTHER
                                HELD WITH     LENGTH OF          PRINCIPAL OCCUPATION(S)         OVERSEEN BY   DIRECTORSHIPS
    NAME, ADDRESS AND AGE       THE FUNDS   TIME SERVED(1)       DURING THE PAST 5 YEARS           DIRECTOR   HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE
"INTERESTED PERSONS"(2)
------------------------------------------------------------------------------------------------------------------------------
Richard M. Goldman              Director,     Since 2008    Senior Vice President, Security          33            None
Six Landmark Square             President,                  Benefit Corporation; Director,
Stamford, CT 06901                 and                      First Security Benefit Life
(DOB 3/4/61)                   Chairman of                  Insurance and Annuity Company of
                                the Board                   New York; President, Security
                                                            Investors, LLC; President,
                                                            Security Global Investors, LLC;
                                                            Director, Security Distributors,
                                                            Inc. Managing Member, RM Goldman
                                                            Partners, LLC (02/06-02/07).
                                                            President and CEO, ForstmannLeff
                                                            (08/03-11/05).
------------------------------------------------------------------------------------------------------------------------------

1 Directors serve until the next annual meeting or their successors are duly elected and qualified.
2 This director is deemed to be an "interested person" of the Funds under the 1940 Act, by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

                                                TERM OF
                               POSITION(S)      OFFICE
                                HELD WITH    AND LENGTH OF
 NAME, ADDRESS AND AGE          THE FUNDS   TIME SERVED(1)           PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------
Steven M. Bowser                   Vice      Since 2003     Senior Portfolio Manager, Security Investors, LLC; Vice
One Security Benefit Place      President                   President and Senior Portfolio Manager, Security Benefit Life
Topeka, KS 66636-0001                                       Insurance Company.
(DOB 2/11/60)
------------------------------------------------------------------------------------------------------------------------------
Mark P. Bronzo                     Vice      Since 2008     Portfolio Manager, Security Investors, LLC.
One Security Benefit Place      President                   Managing Director and Chief Compliance Officer, Nationwide
Topeka, KS 66636-0001                                       Separate Accounts LLC.
(DOB 11/1/60)
------------------------------------------------------------------------------------------------------------------------------
Christina L. Fletcher              Vice      Since 2005     Portfolio Manager, Security Investors, LLC.
One Security Benefit Place      President                   Credit Analyst/Portfolio Manager, Horizon Cash Management.
Topeka, KS 66636-0001                                       Senior Money Market Trader, Scudder Investments.
(DOB 7/25/72)
------------------------------------------------------------------------------------------------------------------------------
Brenda M. Harwood               Treasurer    Since 1988     Vice President and Chief Compliance Officer, Security Investors,
One Security Benefit Place      and Chief    (Treasurer)    LLC; Assistant Vice President, Security Benefit Life Insurance
Topeka, KS 66636-0001           Compliance   Since 2004     Company; Vice President, Assistant Treasurer, and Director,
(DOB 11/3/63)                    Officer       (Chief       Security Distributors, Inc.; Chief Compliance Officer, Security
                                             Compliance     Global Investors, LLC.
                                              Officer)
------------------------------------------------------------------------------------------------------------------------------
Amy J. Lee                      Secretary    Since 1987     Secretary, Security Investors, LLC; Secretary and Chief
One Security Benefit Place       and Vice    (Secretary)    Compliance Officer, Security Distributors, Inc.; Vice President,
Topeka, KS 66636-0001           President    Since 2007     Associate General Counsel and Assistant Secretary, Security
(DOB 6/5/61)                                    (Vice       Benefit Life Insurance Company and Security Benefit Corporation;
                                             President)     Secretary,    Security Global Investors, LLC. Director, Brecek &
                                                            Young Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------
Mark A. Mitchell                   Vice      Since 2003     Portfolio Manager, Security Investors, LLC; Vice President and
One Security Benefit Place      President                   Portfolio Manager, Security Benefit Life Insurance Company.
Topeka, KS 66636-0001
(DOB 8/24/64)
------------------------------------------------------------------------------------------------------------------------------
Joseph C. O'Connor                 Vice      Since 2008     Portfolio Manager, Security Investors, LLC.
One Security Benefit Place      President                   Managing Director, Nationwide Separate Accounts LLC.
Topeka, KS 66636-0001
(DOB 7/15/60)
------------------------------------------------------------------------------------------------------------------------------
Christopher L. Phalen              Vice      Since 2005     Head of Fixed Income, Vice President and Portfolio Manager,
One Security Benefit Place      President                   Security Investors, LLC; Assistant Vice President and Portfolio
Topeka, KS 66636-0001                                       Manager, Security Benefit Life Insurance Company.
(DOB 11/9/70)
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       26

                                                TERM OF
                               POSITION(S)      OFFICE
                                HELD WITH    AND LENGTH OF
 NAME, ADDRESS AND AGE          THE FUNDS   TIME SERVED(1)           PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
Daniel W. Portanova                Vice      Since 2008     Portfolio Manager, Security Investors, LLC.
One Security Benefit Place      President                   Managing Director, Nationwide Separate Accounts LLC.
Topeka, KS 66636-0001
(DOB 10/2/60)
------------------------------------------------------------------------------------------------------------------------------
James P. Schier                    Vice      Since 1998     Senior Portfolio Manager, Security Investors, LLC; Vice
One Security Benefit Place      President                   President and Senior Portfolio Manager, Security Benefit Life
Topeka, KS 66636-0001                                       Insurance Company.
(DOB 12/28/57)
------------------------------------------------------------------------------------------------------------------------------
Christopher D. Swickard         Assistant    Since 1996     Assistant Secretary, Security Investors, LLC and Security
One Security Benefit Place      Secretary                   Distributors, Inc.; Second Vice President and Assistant General
Topeka, KS 66636-0001                                       Counsel, Security Benefit Life Insurance Company and Security
(DOB 10/9/65)                                               Benefit Corporation.
------------------------------------------------------------------------------------------------------------------------------
David G. Toussaint                 Vice      Since 2005     Portfolio Manager, Security Investors, LLC; Assistant Vice
One Security Benefit Place      President                   President and Portfolio Manager, Security Benefit Life Insurance
Topeka, KS 66636-0001                                       Company.
(DOB 10/10/66)
------------------------------------------------------------------------------------------------------------------------------

1 Officers serve until the next annual meeting or their successors are duly elected and qualified.

The directors and officers of the Funds hold identical offices in each of the other Funds managed by the Investment Manager. Ms. Lee serves as Secretary and Chief Compliance Officer for the Funds' distributor, Security Distributors, Inc., Ms. Harwood serves as Director, Vice President and Assistant Treasurer, and Mr. Swickard serves as Assistant Secretary of the Distributor.

COMMITTEES


AUDIT COMMITTEE -- The Board of Directors has an Audit Committee, the purpose of which is to meet with the independent registered public accountants, to review the work of the auditors, and to oversee the handling by the Investment Manager of the accounting functions for the Funds. The Audit Committee consists of the following independent directors: Messrs. Chubb, Craig, Farley and Oliverius and Ms. Lumpkin. The Audit Committee held two meetings during the fiscal year ended September 30, 2008.

NOMINATING COMMITTEE -- The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Funds' Secretary. Any such shareholder nomination should include, at a minimum, the following information as to each individual proposed for nominations as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected) and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations. The Nominating Committee consists of Messrs. Chubb and Oliverius and Ms. Lumpkin. The Nominating Committee held no meetings during the calendar year ended December 31, 2008.

REMUNERATION OF
DIRECTORS AND OTHERS

The Funds' directors, except those directors who are "interested persons" of the Funds, receive from the Security Funds Complex an annual retainer of $32,000 and a fee of $6,000 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $3,500 per meeting and reasonable travel costs for each meeting of the Funds' audit committee attended and $2,500 per any telephone board meeting for which there is an agenda, minutes and a duration of one hour or more. Each Fund pays proportionately its respective share of independent directors' fees, audit committee fees and travel costs based on relative net assets.


The Investment Manager compensates its officers and directors who may also serve as officers or directors of the Funds. The Funds do not pay any fees to, or reimburse expenses of, directors who are considered "interested persons" of the Funds. The aggregate compensation paid by the Funds to each of the independent directors during the fiscal year ended September 30,

--------------------------------------------------------------------------------

2008, and the aggregate compensation paid to each of the directors during the fiscal year 2008 by all six of the registered investment companies to which the Investment Manager provides investment advisory services (collectively, the "Security Fund Complex"), are set forth below. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.


                                  AGGREGATE COMPENSATION
                           ----------------------------------
NAMES OF                    SECURITY    SECURITY   SECURITY    ESTIMATED ANNUAL    TOTAL COMPENSATION FROM
INDEPENDENT DIRECTORS       LARGE CAP    EQUITY     MID CAP     BENEFITS UPON    THE SECURITY FUND COMPLEX,
OF THE FUND                VALUE FUND     FUND    GROWTH FUND     RETIREMENT         INCLUDING THE FUNDS
-----------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.       $    1,273   $ 17,845  $     1,664  $              0  $                   65,000
-----------------------------------------------------------------------------------------------------------
Harry W. Craig, Jr.             1,273     17,845        1,664                 0                      65,000
-----------------------------------------------------------------------------------------------------------
Penny A. Lumpkin                1,273     17,845        1,664                 0                      65,000
-----------------------------------------------------------------------------------------------------------
Maynard F. Oliverius            1,273     17,845        1,664                 0                      65,000
-----------------------------------------------------------------------------------------------------------
Jerry B. Farley                 1,273      17,845       1,664                 0                      65,000
-----------------------------------------------------------------------------------------------------------

                                  AGGREGATE COMPENSATION
                           ----------------------------------
NAMES OF DIRECTORS          SECURITY    SECURITY   SECURITY    ESTIMATED ANNUAL    TOTAL COMPENSATION FROM
WHO ARE "INTERESTED         LARGE CAP    EQUITY     MID CAP     BENEFITS UPON    THE SECURITY FUND COMPLEX,
PERSONS" OF THE FUND       VALUE FUND     FUND    GROWTH FUND     RETIREMENT         INCLUDING THE FUNDS
-----------------------------------------------------------------------------------------------------------
Richard M. Goldman         $        0   $      0  $         0  $              0  $                        0
-----------------------------------------------------------------------------------------------------------
Thomas A. Swank(1)                  0          0            0                 0                           0
-----------------------------------------------------------------------------------------------------------

1     Mr. Swank resigned his directorship as of May 9, 2008.

PRINCIPAL HOLDERS OF SECURITIES

On December 31, 2008, the Funds' officers and directors (as a group) beneficially owned less than 1% percent of the total outstanding Class A shares of Large Cap Value Fund, Equity Fund, All Cap Value Fund, Global Fund, Mid Cap Growth Fund, Mid Cap Value Fund, and Small Cap Value Fund. As of December 31, 2008, the Funds' officers and directors (as a group) beneficially owned 9.72% of the total outstanding shares of Large Cap Value Institutional Fund, 7.77% of the total outstanding Class A shares of Alpha Opportunity Fund, 8.66% of the total outstanding shares of Global Institutional Fund, 4.06% of the total outstanding shares of Mid Cap Value Institutional Fund, 2.11% of the total outstanding Class A shares of Select 25 Fund, and 1.31% of the total outstanding Class A shares of Small Cap Growth Fund.

As indicated in the table below, SBC's percentage ownership of All Cap Value Fund, Alpha Opportunity Fund, Global Institutional Fund, Large Cap Value Institutional Fund, Mid Cap Growth Fund, Mid Cap Value Institutional Fund, Select 25 Fund, Small Cap Growth Fund, and Small Cap Value Fund may permit SBC to effectively control the outcome of any matters submitted to a vote of shareholders of the Fund. SBC is incorporated under the laws of Kansas. SBC is ultimately controlled by Security Benefit Mutual Holding Company, One Security Benefit Place, Topeka, Kansas 66636-0001, a mutual holding company organized under the laws of Kansas.

Since All Cap Growth Fund had not commenced operations as of January 30, 2009, there are no principal holders of securities for the Fund.

As  of  December  31,  2008,  the  following   entities  owned,  of  record  and
beneficially unless otherwise indicated, 5% or more of a class of a Fund's outstanding securities:


--------------------------------------------------------------------------------

 NAME OF SHAREHOLDER                             FUND OWNED             CLASS OWNED    PERCENTAGE OWNED
-------------------------------------------------------------------------------------------------------
                                               All Cap Value              Class A           99.40%
                                       ----------------------------------------------------------------
                                               All Cap Value              Class C           99.13%
                                       ----------------------------------------------------------------
                                               All Cap Value            Inst. Class           100%
                                       ----------------------------------------------------------------
                                             Alpha Opportunity          Inst. Class           100%
                                       ----------------------------------------------------------------
                                            Global Institutional            N/A             91.41%
                                       ----------------------------------------------------------------
                                       Large Cap Value Institutional        N/A               100%
                                       ----------------------------------------------------------------
Security Benefit Corporation                   Mid Cap Growth             Class A            8.09%
                                       ----------------------------------------------------------------
                                        Mid Cap Value Institutional         N/A             71.22%
                                       ----------------------------------------------------------------
                                                 Select 25                Class A           11.31%
                                       ----------------------------------------------------------------
                                              Small Cap Growth            Class A           22.98%
                                       ----------------------------------------------------------------
                                              Small Cap Value             Class A           55.50%
                                       ----------------------------------------------------------------
                                              Small Cap Value             Class C           77.48%
                                       ----------------------------------------------------------------
                                              Small Cap Value           Inst. Class           100%
-------------------------------------------------------------------------------------------------------
 John Rice                                    Small Cap Value             Class C           13.07%
-------------------------------------------------------------------------------------------------------
                                            Global Institutional            N/A              8.59%
MLPF&S Inc. (of record only)           ----------------------------------------------------------------
                                        Mid Cap Value Institutional         N/A             13.84%
-------------------------------------------------------------------------------------------------------
 NFS LLC FBO Jeffrey Farver Trust       Mid Cap Value Institutional         N/A             12.58%
-------------------------------------------------------------------------------------------------------
 Prudential Inv Management                     Mid Cap Value              Class A           24.04%
-------------------------------------------------------------------------------------------------------
 Sharon L. Fricke Revocable Trust             Small Cap Value             Class A           37.50%
-------------------------------------------------------------------------------------------------------
                                             Alpha Opportunity            Class A           39.69%
                                       ----------------------------------------------------------------
                                                   Global                 Class A           41.63%
                                       ----------------------------------------------------------------
                                              Large Cap Value             Class A           40.23%
                                       ----------------------------------------------------------------
                                               Mid Cap Growth             Class A           12.46%
                                       ----------------------------------------------------------------
UMB Bank N A Custodian                         Mid Cap Value              Class A            6.13%
(of record only)                       ----------------------------------------------------------------
                                                Select 25                Class A           14.32%
                                       ----------------------------------------------------------------
                                              Small Cap Growth            Class A           27.43%
                                       ----------------------------------------------------------------
                                              Small Cap Value             Class C            5.12%
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

DIRECTORS' OWNERSHIP OF SECURITIES

As of December 31, 2008, the Directors of the Funds beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below:

                                                                                                     AGGREGATE DOLLAR RANGE
                                                                                                     OF EQUITY SECURITIES IN
                                                                                                        ALL REGISTERED
                                                                                                     INVESTMENT COMPANIES
                                                                                 DOLLAR RANGE OF      OVERSEEN BY DIRECTOR IN
                                                                                EQUITY SECURITIES     FAMILY OF INVESTMENT
    NAME OF DIRECTOR                       NAME OF FUND                              IN FUND                COMPANIES
-----------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.      Security Large Cap Value Fund                            $1-$10,000           Over $100,000
                          ---------------------------------------------------------------------------------------------------
                          Security Large Cap Value, Large Cap Value                    $0
                          Institutional Fund
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Equity Fund                     $10,001-$50,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, All Cap Growth Fund                   N/A
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, All Cap Value Fund                     $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Alpha Opportunity Fund          $10,001-$50,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Global Fund                     $10,001-$50,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Global Institutional Fund              $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Mid Cap Value Fund                     $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Mid Cap Value Institutional            $0
                          Fund
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Select 25 Fund                  $10,001-$50,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Small Cap Growth Fund              $1-$10,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Small Cap Value Fund                   $0
                          ---------------------------------------------------------------------------------------------------
                          Security Mid Cap Growth Fund                          $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------------
Harry W. Craig, Jr.       Security Large Cap Value Fund                                $0               Over $100,000
                          ---------------------------------------------------------------------------------------------------
                          Security Large Cap Value, Large Cap Value                    $0
                          Institutional Fund
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Equity Fund                            $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, All Cap Growth Fund                   N/A
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, All Cap Value Fund                     $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Alpha Opportunity Fund           Over $100,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Global Fund                     $50,001-$100,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Global Institutional Fund              $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Mid Cap Value Fund              $50,001-$100,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Mid Cap Value Institutional            $0
                          Fund
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Select 25 Fund                         $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Small Cap Growth Fund                  $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Small Cap Value Fund                   $0
                          ---------------------------------------------------------------------------------------------------
                          Security Mid Cap Growth Fund                                 $0
-----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                                                                                     AGGREGATE DOLLAR RANGE
                                                                                                     OF EQUITY SECURITIES IN
                                                                                                        ALL REGISTERED
                                                                                                     INVESTMENT COMPANIES
                                                                                 DOLLAR RANGE OF      OVERSEEN BY DIRECTOR IN
                                                                                EQUITY SECURITIES     FAMILY OF INVESTMENT
    NAME OF DIRECTOR                       NAME OF FUND                              IN FUND                COMPANIES
-----------------------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin          Security Large Cap Value Fund                            $1-$10,000         $50,001-$100,000
                          ---------------------------------------------------------------------------------------------------
                          Security Large Cap Value Fund, Large Cap Value               $0
                          Institutional Fund
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Equity Fund                     $10,001-$50,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, All Cap Growth Fund                   N/A
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, All Cap Value Fund                     $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Alpha Opportunity Fund                 $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Global Fund                     $10,001-$50,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Global Institutional Fund              $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Mid Cap Value Fund              $10,001-$50,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Mid Cap Value Institutional            $0
                          Fund
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Select 25 Fund                     $1-$10,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Small Cap Growth Fund                  $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Small Cap Value Fund                   $0
                          ---------------------------------------------------------------------------------------------------
                          Security Mid Cap Growth Fund                             $1-$10,000
-----------------------------------------------------------------------------------------------------------------------------
Maynard F. Oliverius      Security Large Cap Value Fund                                $0               Over $100,000
                          ---------------------------------------------------------------------------------------------------
                          Security Large Cap Value Fund, Large Cap Value               $0
                          Institutional Fund
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Equity Fund                            $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, All Cap Growth Fund                   N/A
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, All Cap Value Fund                     $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Alpha Opportunity Fund           Over $100,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Global Fund                     $10,001-$50,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Global Institutional Fund              $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Mid Cap Value Fund                     $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Mid Cap Value Institutional            $0
                          Fund
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Select 25 Fund                         $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Small Cap Growth Fund                  $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Small Cap Value Fund                   $0
                          ---------------------------------------------------------------------------------------------------
                          Security Mid Cap Growth Fund                                 $0
-----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                                                                                     AGGREGATE DOLLAR RANGE
                                                                                                     OF EQUITY SECURITIES IN
                                                                                                        ALL REGISTERED
                                                                                                     INVESTMENT COMPANIES
                                                                                 DOLLAR RANGE OF      OVERSEEN BY DIRECTOR IN
                                                                                EQUITY SECURITIES     FAMILY OF INVESTMENT
    NAME OF DIRECTOR                       NAME OF FUND                              IN FUND                COMPANIES
-----------------------------------------------------------------------------------------------------------------------------

Jerry B. Farley           Security Large Cap Value Fund                                $0               Over $100,000
                          ---------------------------------------------------------------------------------------------------
                          Security Large Cap Value Fund, Large Cap Value               $0
                          Institutional Fund
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Equity Fund                            $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, All Cap Growth Fund                   N/A
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, All Cap Value Fund                     $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Alpha Opportunity Fund          $50,001-$100,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Global Fund                     $10,001-$50,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Global Institutional Fund              $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Mid Cap Value Fund              $50,001-$100,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Mid Cap Value Institutional            $0
                          Fund
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Select 25 Fund                         $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Small Cap Growth Fund                  $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Small Cap Value Fund                   $0
                          ---------------------------------------------------------------------------------------------------
                          Security Mid Cap Growth Fund                                 $0
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The following directors who are "interested persons" of the Funds beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the directors in the dollar ranges set forth below:

                                                                                                     AGGREGATE DOLLAR RANGE
                                                                                                     OF EQUITY SECURITIES IN
                                                                                                        ALL REGISTERED
                                                                                                     INVESTMENT COMPANIES
                                                                                 DOLLAR RANGE OF      OVERSEEN BY DIRECTOR IN
                                                                                EQUITY SECURITIES     FAMILY OF INVESTMENT
    NAME OF DIRECTOR                       NAME OF FUND                              IN FUND                COMPANIES
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Richard M. Goldman        Security Large Cap Value Fund                                $0              $10,001-$50,000
                          ---------------------------------------------------------------------------------------------------
                          Security Large Cap Value Fund, Large Cap Value               $0
                          Institutional Fund
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Equity Fund                            $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, All Cap Growth Fund                   N/A
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, All Cap Value Fund                     $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Alpha Opportunity Fund             $1-$10,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Global Fund                            $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Global Institutional Fund          $1-$10,000
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Mid Cap Value Fund                     $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Mid Cap Value Institutional        $1-$10,000
                          Fund
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Select 25 Fund                         $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Small Cap Growth Fund                  $0
                          ---------------------------------------------------------------------------------------------------
                          Security Equity Fund, Small Cap Value Fund                   $0
                          ---------------------------------------------------------------------------------------------------
                          Security Mid Cap Growth Fund                                 $0
-----------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

Investors may purchase shares of the Funds through  broker/dealers,  banks,  and other financial intermediaries that have an agreement with the Funds' Distributor, Security Distributors, Inc. or with the Investment Manager, who serves as the Funds' transfer agent ("authorized financial intermediaries"). The minimum initial investment is $100 with respect to Class A, B and C shares (offered by the Large Cap Value, Mid Cap Growth, Equity, Alpha Opportunity, Global, Mid Cap Value and Select 25 Funds, and with respect to Class A and Class C shares, All Cap Growth Fund, All Cap Value Fund and Small Cap Value Fund). The minimum subsequent investment for Class A, B and C shares is $100 unless made through an Accumulation Plan, which allows for subsequent investments of $20 as described in the prospectus. An application may be obtained from the Investment Manager.

Large Cap Value Institutional Fund, All Cap Growth Fund, All Cap Value Fund, Alpha Opportunity Fund, Global Institutional Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund offer Institutional Class shares, which are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain authorized financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. The minimum initial investment for Institutional Class shares is $2 million. The minimum initial investment amount may be waived for purchases of Institutional Class shares by the respective Fund.

Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Investment Manager (as transfer agent) or the Distributor, generally as of the close of the NYSE on that day, plus the sales charge in the case of Class A shares. Orders received by financial intermediaries prior to the close of the NYSE and received by the Distributor or Investment Manager prior to the close of that business day will be confirmed at the offering price effective as of the close of the NYSE on that day. Dealers and other financial

--------------------------------------------------------------------------------
services firms are obligated to transmit orders promptly. In addition, pursuant to contractual arrangements with the Funds' Distributor or Investment Manager (as transfer agent), orders received by a financial intermediary prior to the close of the NYSE may be sent on the next following business day and receive the previous day's price.


The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail and send purchase proceeds by check, wire transfers or ACH. The Funds do not accept cash or cash equivalents (such as traveler's checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks), cashiers' checks, and bank checks. The Funds reserve the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of contribution.



The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares.

ALTERNATIVE PURCHASE OPTIONS -- As explained above, the Funds offer four classes of shares described below:

CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of up to 1% in the event of a redemption within one year of the purchase).

CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert to Class A shares at the end of eight years after purchase.

CLASS C SHARES - LEVEL LOAD OPTION. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.

INSTITUTIONAL CLASS SHARES. Institutional Class shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.

CLASS A SHARES -- Class A shares are offered at NAV plus an initial sales charge as follows:

                                   SALES CHARGE
                      -------------------------------------
                      PERCENTAGE  PERCENTAGE
                       OF            OF NET     PERCENTAGE
AMOUNT OF PURCHASE    OFFERING      AMOUNT     REALLOWABLE
AT OFFERING PRICE     PRICE      INVESTED    TO DEALERS

-----------------------------------------------------------
Less than $50,000         5.75%       6.10%       5.00%
-----------------------------------------------------------
$50,000 but less          4.75        4.99        4.00
   than $100,000
-----------------------------------------------------------
$100,000 but less         3.75        3.90        3.00
   than $250,000
-----------------------------------------------------------
$250,000 but less         2.75        2.83        2.25
   than $500,000
-----------------------------------------------------------
$500,000 but less         2.00        2.04        1.75
   than $1,000,000
-----------------------------------------------------------
$1,000,000 and over      None        None      (See below)
-----------------------------------------------------------

The Underwriter will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus 0.50% on sales of $5,000,000 or more up to $10,000,000, and 0.10% on any amount of $10,000,000 or more. The Underwriter may also pay a commission of up to 1% to dealers who initiate or are responsible for purchases of $500,000 or more by certain retirement plans as described under "Purchases at Net Asset Value" in the prospectus. Such purchases may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

As discussed in the prospectus,  the Funds have adopted a Distribution  Plan for their Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes each such Fund to pay an annual fee to the Distributor of 0.25% of the average daily NAV of the Class A shares of such Funds to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation in the form of a service fee as discussed below (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for the Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

--------------------------------------------------------------------------------

Amounts paid by the Funds are currently used to pay dealers and other firms that make Class A shares available to their customers a service fee for account maintenance and personal service to shareholders. The service fee is payable quarterly in the amount of 0.25%, on an annual basis, of Aggregate Account Value. "Aggregate Account Value" is the average daily NAV of Class A accounts opened after July 31, 1990 that were sold by such dealers and other firms and remain outstanding on the books of the Funds. (Service fees are paid only on Aggregate Account Value of $100,000 or more provided, however, that the Distributor may agree to waive the $100,000 Aggregate Account Value minimum with respect to a financial intermediary at the Distributor's discretion.) The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.


CLASS B SHARES -- Class B shares are offered at NAV, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

YEAR SINCE PURCHASE                CONTINGENT DEFERRED
PAYMENT WAS MADE                      SALES CHARGE
--------------------------------------------------------
           First                         5%
--------------------------------------------------------
           Second                        4%
--------------------------------------------------------
           Third                         3%
--------------------------------------------------------
           Fourth                        3%
--------------------------------------------------------
           Fifth                         2%
--------------------------------------------------------
    Sixth and Following                  0%
--------------------------------------------------------

Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert, on the eighth anniversary of the date such shares were purchased, to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the NAV per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of Class B shareholders.

Each Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. This Plan provides for payments at an annual rate of 1.00% of the average daily NAV of Class B shares. Amounts paid by the Funds are used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase typically equal to 4.00% of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.

CLASS C SHARES -- Class C shares are offered at NAV, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within one year of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you and is retained by the Distributor.

Each Fund bears some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares ("Class C Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This Plan provides for payments at an annual rate of 1.00% of the average daily NAV of Class C shares. Amounts paid by a Fund are currently used to pay dealers and other firms that make Class C shares available to their customers (1) a commission at the time of purchase typically equal to 0.75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.75% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.

INSTITUTIONAL CLASS SHARES -- Shares are priced at the NAV next determined after receipt and acceptance of a purchase order by the Fund's transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. The minimum initial investment is $2 million. Fund shares purchased directly from the Fund are not assessed such additional charges.

Specific eligibility requirements that apply to prospective investors of Institutional Class shares include:

o Employee benefit plan programs that have at least $25 million in plan assets.

o Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts.

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts.

o     Internal Revenue Code Section 529 college savings plan accounts.

o Funds of Funds advised by the Investment Manager, Security Global Investors, LLC, Rydex Investments, or their affiliates.

o     Funds of Funds advised by unaffiliated investment advisers.

o Institutions or individuals that invest the minimum initial investment amount in a Fund.

THE FUNDS RESERVE THE RIGHT TO WAIVE THE MINIMUM INITIAL INVESTMENT AMOUNT OF $2 MILLION OR TO GRANT OTHER INVESTORS ELIGIBILITY TO INVEST IN THE SHARES OF THE FUNDS AT THEIR DISCRETION.

MINIMUM ACCOUNT BALANCE - The Institutional Class shares have a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Funds with Institutional Class shares reserve the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.


DISTRIBUTION PLANS -- The Large Cap Value, Equity, All Cap Growth, All Cap Value, Alpha Opportunity, Global, Mid Cap Value, Select 25, Small Cap Growth, Small Cap Value, and Mid Cap Growth Funds have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act. Each of these Funds has enacted a distribution plan applicable to its Class A, Class B, and Class C shares with the exception of All Cap Growth Fund, All Cap Value Fund and Small Cap Value Fund, which have only enacted a distribution plan applicable to their Class A and Class C shares.


Under these Distribution Plans, the Distributor is authorized to pay service fees and commissions to dealers and other firms that sell shares of the applicable class, engage in advertising, prepare and distribute sales literature and engage in other promotional activities on behalf of the Fund. The Distributor is required to report in writing to the Board of Directors of each Fund, and the Board will review at least quarterly, the amounts and purposes of any payments made under each Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.

Each Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of the

--------------------------------------------------------------------------------
                                       36

Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plan may not be amended to increase materially the amount of payments thereunder without approval of the shareholders of the applicable class of the Fund.

Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees, including Mr. Swickard, Ms. Harwood, and Ms. Lee (officers of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors has a direct or indirect financial interest in the operation of the Distribution Plan.

Benefits from the Distribution Plan may accrue to the Fund and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the net assets of the Funds from sales pursuant to their respective Distribution Plans and Agreements may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of such Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions.

FINRA rules limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its shares to 6.25% of gross sales of shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor). The Distributor monitors this limit with regard to each of the Fund's share classes. The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with a Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

A Distribution Plan may be terminated at any time by vote of directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding shares of the applicable class. In the event a Distribution Plan is terminated by the shareholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.

RULE 12B-1 PLAN EXPENSES -- For the fiscal year ended September 30, 2008, the following 12b-1 payments were made for each Fund under the Rule 12b-1 Distribution Plans:


                            COMPENSATION TO UNDERWRITERS
                         ----------------------------------
                           CLASS A    CLASS B     CLASS C
-----------------------------------------------------------
Large Cap Value Fund      $ 200,218         $0(2) $  53,216
-----------------------------------------------------------
Equity Fund                 666,506    154,382       40,689
-----------------------------------------------------------
All Cap Growth Fund(3)          ---        N/A          ---
-----------------------------------------------------------
All Cap Value Fund(3)           ---        N/A          ---
-----------------------------------------------------------
Alpha Opportunity Fund       71,980     44,068       54,221
-----------------------------------------------------------
Global Fund                 326,743     0(1)        110,697
-----------------------------------------------------------
Mid Cap Value Fund        1,488,368    809,874    1,366,775
-----------------------------------------------------------
Select 25 Fund               75,866    100,010       82,468
-----------------------------------------------------------
Small Cap Growth Fund        60,476     41,460       33,073
-----------------------------------------------------------
Small Cap Value Fund         212           N/A          834
-----------------------------------------------------------
Mid Cap Growth Fund         281,757    117,200       84,515
-----------------------------------------------------------

The 12b-1 Plans are "compensation plans" which means that all amounts generated under the plans are paid to the Distributor irrespective of the actual costs incurred by the Distributor in distributing the Funds. The Distributor is the Underwriter of the Funds. Because all the 12b-1 payments are made to the Distributor, the Funds that adopted the Distribution Plans pay no fees directly for advertising, printing and mailing of prospectuses to prospective shareholders, compensation to broker/dealers, compensation to sales personnel, or interest carrying or other financing charges. The Distributor may use part or all of the amounts received from the Funds to pay for these services and activities.

1 Effective August 25, 2005, Class B shares ceased charging 12b-1 fees. This fee may be reinstated at any time.

2 Effective August 1, 2007, Class B shares ceased charging 12b-1 fees. This fee may be reinstated at any time.

3 Since All Cap Growth Fund and All Cap Value Fund had not yet commenced operations as of September 30, 2008, no compensation was paid to underwriters for its Class A and Class C shares.


CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES -- Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more), Class B shares or Class C shares is a percentage of the lesser of (1) the NAV of the shares

--------------------------------------------------------------------------------
                                       37
redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares or Class C shares held for more than one year, or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

The contingent deferred sales charge is waived: (1) following the death of a shareholder if redemption is made within one year after death; (2) upon the disability (as defined in section 72(m)(7) of the Internal Revenue Code (the "Code")) of a shareholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the shareholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under
Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of certain redemptions of Class B or Class C shares of the Funds pursuant to a systematic withdrawal program. (See "Systematic Withdrawal Program")

ARRANGEMENTS  WITH  BROKER-DEALERS  AND  OTHERS  -- The  Investment  Manager  or
Distributor, from time to time, will pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Manager. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B or Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the Funds managed by the Investment Manager. In addition, the Investment Manager or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Investment Manager or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. The Fund Administrator or Distributor may also pay certain transaction or order processing costs incurred by dealers who sell Fund shares through clearing dealers. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. These arrangements do not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA") (formerly known as the NASD). A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS -- The Investment Manager, Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Investment Manager or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result

--------------------------------------------------------------------------------
                                       38
in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds' prospectuses, and they do not change the price paid by investors for the purchase of a Fund's shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

Such compensation may be paid to intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.

These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount.

As of the date of this Statement of Additional Information, the Distributor and/or Investment Manager have revenue sharing arrangements with the following financial intermediaries:


                                                                                  PAYMENTS DURING
    FINANCIAL INTERMEDIARY                     BASIS OF PAYMENT                   LAST FISCAL YEAR*       AFFECTED FUNDS
----------------------------------------------------------------------------------------------------------------------------
AmTrust Investment                              0.10% of sales                      $     10,911        All funds in the
Services, Inc.                                                                                           Security Funds
                                                                                                         Complex except
                                                                                                        Security Cash Fund
                                                                                                          and SBL Fund
----------------------------------------------------------------------------------------------------------------------------
Brecek & Young Advisors, Inc.                   0.50% of sales                           269,097        All funds in the
                                                                                                         Security Funds
                                                                                                         Complex except
                                                                                                       Security Cash Fund,
                                                                                                         Security Income
                                                                                                          Fund- Capital
                                                                                                      Preservation Series,
                                                                                                          and SBL Fund
----------------------------------------------------------------------------------------------------------------------------
First Security Benefit Life            0.25% of average daily net assets                  45,782        All funds in the
Insurance and Annuity Company                                                                            Security Funds
of New York**                                                                                                Complex
----------------------------------------------------------------------------------------------------------------------------
Geneos Wealth Management        0.20% of sales less than $35 million; 0.25% of            38,023        All funds in the
                                 sales more than $35 million but less than $45                           Security Funds
                                 million; and 0.30% of sales greater than $45                            Complex except
                                million.  Payment  amount is based on cumulative                         Security Cash Fund
                                purchases over the course of the calendar year.                          and SBL Fund
----------------------------------------------------------------------------------------------------------------------------
Legend Equities Corporation     For calendar year, 0.10% of sales if less than           215,697        All funds in the
                                 $10 million; 0.15% of sales if $10 million or                           Security Funds
                                 more but less than $30 million; and 0.25% of                            Complex except
                                  sales if $30 million or more; plus 0.05% of                          Security Cash Fund
                                                    assets                                                and SBL Fund
----------------------------------------------------------------------------------------------------------------------------
Lincoln Investment                              0.25% of sales                            61,408        All funds in the
Planning, Inc.                                                                                           Security Funds
                                                                                                         Complex except
                                                                                                         Security Cash Fund
                                                                                                         and SBL Fund
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       39


                                                                                  PAYMENTS DURING
    FINANCIAL INTERMEDIARY                     BASIS OF PAYMENT                   LAST FISCAL YEAR*       AFFECTED FUNDS
----------------------------------------------------------------------------------------------------------------------------
NEXT Financial Group, Inc.                      0.20% of sales                            68,337        All funds in the
                                                                                                         Security Funds
                                                                                                       Complex except SBL
                                                                                                              Fund
----------------------------------------------------------------------------------------------------------------------------
PlanMember Securities               In lieu of standard commissions, 0.25%               856,534        All funds in the
Corporation                       of certain net sales under their mutual fund                           Security Funds
                                wrap program (Class A shares at NAV) during each                          Complex except
                                calendar quarter beginning in 2005. Also receive                           SBL Fund
                                           12b-1 fees if available.
----------------------------------------------------------------------------------------------------------------------------
PlanMember Services            Beginning in February of 2006, a fee for certain                0        All funds in the
Corporation                      services in connection with the transfer of                            Security Funds
                                assets under PlanMember's Advantage Program to                          Complex except
                                Class A and B shares of the Funds, such fee to                             SBL Fund
                                  be equal to 1% of the purchase price of the
                                shares of the Funds purchased. The commissions
                                    otherwise paid under the Distributor's
                                 underwriter/dealer agreement are not paid in
                                connection  with this  arrangement,  though  any
                                applicable Rule 12b-1 fees continue to be paid.
                                Agreement further provides that Distributor may
                                 recapture amounts previously paid under this
                                arrangement in the event that redemptions under
                                the Advantage Program are more than a specified
                                                    amount.
----------------------------------------------------------------------------------------------------------------------------
Security Benefit Life                  0.25% of average daily net assets               7,679,353        All funds in the
Insurance Company **                                                                                     Security Funds
                                                                                                             Complex
----------------------------------------------------------------------------------------------------------------------------
Security Financial Resources,          0.25% of average daily net assets               1,000,431        All funds in the
Inc.**                                                                                                   Security Funds
                                                                                                       Complex except SBL
                                                                                                              Fund
----------------------------------------------------------------------------------------------------------------------------
Support Services Financial          0.05% of assets if total assets exceed                19,994        All funds in the
Advisors, Inc.                                $12,000,000                                                Security Funds
                                                                                                        Complex except SBL
                                                                                                                Fund
----------------------------------------------------------------------------------------------------------------------------


* Payments listed are not exclusively for sales of the Funds and include allowances for other products distributed by the Distributor or an affiliate.

**  An affiliate of the Investment Manager and Distributor.

The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements with the intermediaries indicated above.

In addition, while the Distributor typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.

From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

--------------------------------------------------------------------------------
                                       40

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Funds.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund's portfolio, the Funds, the Investment Manager, and the Funds' Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PURCHASES AT NET ASSET VALUE -- Class A shares of the Funds may be purchased at NAV by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of SBL and its subsidiaries; agents licensed with SBL; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

Class A shares of the Funds may be purchased at NAV when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares may be purchased at net asset value by customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the front-end sales charge. Class A shares of the Funds may also be purchased at NAV when the purchase is made by retirement plans that (i) buy shares of the Security Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify they expect to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least
$1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions.

A shareholder of Equity Fund who formerly invested in the Bondstock Investment Plans or Life Insurance Investors Investment Plans received Class A shares of Equity Fund in liquidation of the Plans. Such a shareholder may purchase Class A shares of Equity Fund at NAV provided that such shareholder maintains his or her Equity Fund account.

PURCHASES FOR RETIREMENT PLANS -- Security Financial Resources, Inc., an affiliated company of the Distributor, offers plan recordkeeping services on a fee basis to individual and employer-sponsored retirement plans. Plans that have entered into an agreement to receive such services from Security Financial Resources, Inc. may purchase Class A shares of the Funds at NAV under certain circumstances and may purchase Institutional Class shares at NAV if the retirement plan or program meets the Institutional share eligibility requirements. The Distributor may pay commissions (both up-front commissions and asset-based commissions) to dealers in connection with the sale of the Funds' shares to such retirement plans, which commissions differ from those normally paid on the sale of Class A shares. Many of the arrangements under which the Funds' shares are made available to such retirement plans permit the dealer to choose among several commission options. However, generally, it is not expected that the amount of up-front commissions to dealers would exceed 5% of the purchase payments made to such retirement plans, and the amount of asset-based commissions would not exceed 1% of the average daily net assets of the amount held under such retirement plans.

The Distributor may also enter into arrangements with dealers whereby it agrees to "annualize" the first-year commission expected to be paid on the purchase of Fund shares by retirement plans receiving plan recordkeeping services from Security Financial Resources, Inc. Such arrangements will typically provide for an up-front payment by the Distributor to the dealer of a specified percentage of the first-year's expected commissions attributable to a particular retirement plan.

--------------------------------------------------------------------------------
                                       41

In some circumstances, a retirement plan that was not previously receiving plan recordkeeping services from Security Financial Resources, Inc. may transfer its assets in an arrangement where it receives such services. In such circumstances, the Distributor may pay the dealer a commission on the transferred assets that is different from the commission otherwise outlined above, but typically not in excess of 1.25% of the transferred amount.

SYSTEMATIC WITHDRAWAL PROGRAM

A Systematic Withdrawal Program may be established by shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual or annual payments of $25 or more. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. The Program may also be based upon the liquidation of a fixed or variable number of shares provided that the amount withdrawn monthly is at least $25. However, the Funds do not recommend this (or any other amount) as an appropriate monthly withdrawal. Shares with a current aggregate offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the shareholder under the Program. There is no service charge on the Program.

Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital. Such withdrawals constitute a taxable event to the shareholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at NAV. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B or Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B and Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges."

The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the shareholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

INVESTMENT MANAGEMENT

The Investment Manager, located at One Security Benefit Place, Topeka, Kansas, has served as investment adviser to Security Large Cap Value Fund (formerly Security Growth and Income Fund), Security Equity Fund, and Security Mid Cap Growth Fund (formerly Security Ultra Fund), respectively, since April 1, 1964, January 1, 1964, and April 22, 1965. The Investment Manager also acts as investment adviser to Security Income Fund, Security Cash Fund and SBL Fund. The Investment Manager is a limited liability company controlled by its members, Security Benefit Life Insurance Company ("SBL") and Security Benefit Corporation. Security Benefit Life, a stock life insurance company incorporated under the laws of Kansas, is controlled by Security Benefit Corporation. Security Benefit Corporation is wholly owned by Security Benefit Mutual Holding Company, which is controlled by SBL policyholders.


INVESTMENT MANAGEMENT AGREEMENT -- Pursuant to the Investment Management Agreements the Investment Manager has in place with each of Security Equity Fund
- Equity Fund, All Cap Growth Fund, All Cap Value Fund, Alpha Opportunity Fund, Global Fund, Global Institutional Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund, Select 25 Fund, Small Cap Growth Fund, and Small Cap Value Fund; Security Large Cap Value Fund - Large Cap Value Fund and Large Cap Value Institutional Fund; and Security Mid Cap Growth Fund - Mid Cap Growth Fund, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, and provides for the compilation and maintenance of records pertaining to the investment advisory function.



The  Investment  Manager has agreed to reimburse the Funds or waive a portion of its management fee for any amount by which the total annual expenses of the Funds (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class A, Class B and Class C distribution fees) for

--------------------------------------------------------------------------------
                                       42
any fiscal year exceeds the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Funds are then qualified for sale. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.)

In addition, the Investment Manager has agreed to reduce its advisory fees and make payments to the extent necessary to limit the ordinary operating expenses (including distribution fees but not brokerage costs, dividends on securities sold short, interest, taxes, litigation, indemnification, or extraordinary expenses) of the Fund share Classes listed below to the listed percentages of those Funds' average daily net assets.


FUND                          CLASS        EXPENSE CAP
----------------------------------------------------------
Large Cap Value Fund            A             1.25%
                          --------------------------------
                                B             2.00%
                          --------------------------------
                                C             2.00%
----------------------------------------------------------
Large Cap Value           Institutional       0.98%
Institutional Fund
----------------------------------------------------------
All Cap Growth Fund             A             1.40%
                          --------------------------------
                                C             2.15%
                          --------------------------------
                          Institutional       1.15%
----------------------------------------------------------
All Cap Value Fund              A             1.35%
                          --------------------------------
                                C             2.10%
                          --------------------------------
                          Institutional       1.10%
----------------------------------------------------------
Alpha Opportunity Fund          A             1.95%
                          --------------------------------
                                B             2.70%
                          --------------------------------
                                C             2.70%
                          --------------------------------
                          Institutional       1.70%
----------------------------------------------------------
Global Institutional      Institutional       1.15%
Fund
----------------------------------------------------------
Mid Cap Value             Institutional       1.10%
Institutional Fund
----------------------------------------------------------
Select 25 Fund                  A             1.35%
                          --------------------------------
                                B             2.10%
                          --------------------------------
                                C             2.10%
----------------------------------------------------------
Small Cap Value Fund            A             1.55%
                          --------------------------------
                                C             2.30%
                          --------------------------------
                          Institutional       1.30%
----------------------------------------------------------


Pursuant to these fee waiver/expense reimbursement arrangements, the Investment Manager is entitled to reimbursement by a Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized operating expenses are less than the indicated percentages.


Separate fees are paid by each Fund to the Investment Manager for investment advisory, administrative and transfer agency services. The investment advisory fee for All Cap Value Fund is equal to 0.70%, on an annual basis, of the average daily net assets of the Fund, calculated daily and payable monthly. The investment advisory fee for Global Fund is equal to 1.00%, on an annual basis, of the average daily net assets of the Fund, calculated daily and payable monthly. The investment advisory fee for Equity, All Cap Growth, Mid Cap Value Institutional, Mid Cap Growth, and Select 25 Funds is equal to 0.75%, on an annual basis, of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for Large Cap Value Fund and Large Cap Value Institutional Fund is equal to 0.65%, on an annual basis, of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for Global Institutional Fund and Small Cap Value Fund is equal to 1.00%, on an annual basis, of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for Small Cap Growth Fund is equal to 0.85%, on an annual basis, of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for Mid Cap Value Fund is equal to 1.00%, on an annual basis, of the average daily net assets of the Fund of $200 million or less, plus an annual rate of 0.75% of the average daily net assets of the Fund in excess of $200 million. The fee is calculated daily and paid monthly. The investment advisory fee for Alpha Opportunity Fund is equal to 1.25%, on an annual basis, of the average daily net assets of the Fund, calculated daily and paid monthly.


The Funds' Investment Management Agreements are renewable annually by each Fund's Board of Directors or by a vote of a majority of the individual Fund's outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreement or interested persons of any such party. The Agreements provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.


Pursuant to a Fund Accounting and Administration Agreement with each Fund dated February 1, 2004, as amended on March 1, 2005, December 1, 2005, February 8, 2008, August 18, 2008, and November 21, 2008, the Investment Manager acts as the administrative agent for the Funds and, as such, performs administrative functions and bookkeeping, accounting and pricing functions for the Funds. For this service, the Investment Manager receives, on an annual basis, a fee of:

1. 0.095% for the Large Cap Value Fund; Large Cap Value Institutional Fund; Equity Fund; All Cap Growth Fund; All Cap Value Fund; Mid Cap Value Fund; Mid Cap Value Institutional Fund; Select 25 Fund; Small Cap Growth Fund; Small Cap Value

--------------------------------------------------------------------------------
                                       43

      Fund; and Mid Cap Growth Fund, based on average daily net assets, or $25,000 per Fund per year, whichever is greater.

2. 0.15% for the Global Fund, based on average daily net assets, or $60,000 per year, whichever is greater.

3. 0.15% for the Alpha Opportunity Fund and Global Institutional Fund, based on average daily net assets, or $25,000 per year, whichever is greater.

Pursuant to a Transfer Agency Agreement with each Fund dated February 1, 2004, as amended on November 17, 2006, February 8, 2008, August 18, 2008, and November 21, 2008, the Investment Manager acts as the transfer agent for the Funds. As such, it processes purchase and redemption transactions and acts as the dividend disbursing agent for the Funds. For this service, the Investment Manager receives the following fees with respect to each Fund:


1. Account Set-Up Charge -- A fee of $4 to open an account on the Investment Manager's transfer agency system to hold shares of the Funds.

2. Annual Maintenance Charge -- An annual per account fee of (i) $8 per open account for regular accounts; (ii) $6.50 per open account with respect to accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems; and (iii) $5 per account for closed accounts that remain outstanding on the Investment Manager's transfer agency system (regardless of whether such accounts are regular or Matrix Level III).

3.    Transaction   Charge  --  A  per  transaction  charge  of  (i)  $1.10  per transaction for regular accounts and (ii) $0.60 per transaction for accounts that are Matrix Level III.

Each Fund is also subject to a minimum fee per year of $25,000. In addition, the Fund has agreed to reimburse the Investment Manager for expenses the Investment Manager pays to third-party administrators, broker-dealers, banks, insurance companies or other entities for providing sub-transfer agency services to beneficial shareholders in the Fund.

Each Fund pays all of its respective expenses not assumed by the Investment Manager or the Distributor, including organization expenses; directors' fees; fees of the Fund's custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A, Class B and Class C distribution fees; and legal, auditing and accounting expenses. Each Fund also pays for the preparation and distribution of the prospectus to its shareholders and all expenses in connection with registration under the 1940 Act and the registration of its capital stock under federal and state securities laws. Each Fund pays nonrecurring expenses that may arise, including litigation expenses affecting the Fund.

During the fiscal years ended September 30, 2008, 2007 and 2006 the Investment Manager was paid the following amounts for its services:


                                                         INVESTMENT
                                                          ADVISORY
                                                       FEES WAIVED BY
                                                            AND            ADMINISTRATIVE
                              INVESTMENT ADVISORY      REIMBURSEMENTS    SERVICE FEES PAID
                            FEES PAID TO INVESTMENT   FROM INVESTMENT      TO INVESTMENT     TRANSFER AGENCY SERVICE FEES
        FUND          YEAR          MANAGER               MANAGER             MANAGER         PAID TO INVESTMENT MANAGER
----------------------------------------------------------------------------------------------------------------------------
Large Cap            2008           $622,836                 $107,203            $91,561           $230,729
Value Fund           2007            596,521                   71,638             87,826            221,765
                     2006            437,307                        0             63,853            178,416
----------------------------------------------------------------------------------------------------------------------------
Large Cap            2008             4,476                    9,319              1,104                  51
Institutional        2007               N/A                      N/A                N/A                 N/A
Value Fund(1)        2006               N/A                      N/A                N/A                 N/A
----------------------------------------------------------------------------------------------------------------------------
                     2008          2,146,823                        0            272,408            577,100
Equity Fund          2007          2,970,576                        0            376,938            768,683
                     2006          3,046,388                        0            383,797            704,156
----------------------------------------------------------------------------------------------------------------------------
All Cap Growth       2008               N/A                      N/A                N/A                 N/A
Fund(1)              2007               N/A                      N/A                N/A                 N/A
                     2006               N/A                      N/A                N/A                 N/A
----------------------------------------------------------------------------------------------------------------------------
All Cap Value        2008               N/A                      N/A                N/A                 N/A
Fund(1)              2007               N/A                      N/A                N/A                 N/A
                     2006               N/A                      N/A                N/A                 N/A
----------------------------------------------------------------------------------------------------------------------------
Alpha                2008            891,663                   35,749             62,487             84,349
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       44

                                                         INVESTMENT
                                                          ADVISORY
                                                       FEES WAIVED BY
                                                            AND            ADMINISTRATIVE
                              INVESTMENT ADVISORY      REIMBURSEMENTS    SERVICE FEES PAID
                            FEES PAID TO INVESTMENT   FROM INVESTMENT      TO INVESTMENT     TRANSFER AGENCY SERVICE FEES
        FUND          YEAR          MANAGER               MANAGER             MANAGER         PAID TO INVESTMENT MANAGER
----------------------------------------------------------------------------------------------------------------------------
Opportunity          2007            631,487                        0             53,900             33,875
Fund(2)              2006            613,927                   28,297             45,721             28,768
----------------------------------------------------------------------------------------------------------------------------
                     2008          1,663,225                        0            255,706            301,720
Global Fund          2007          1,823,568                        0            286,573            303,171
                     2006          1,566,845                        0            246,343            279,480
----------------------------------------------------------------------------------------------------------------------------
Global               2008            18,152                   14,800              4,223                  51
Institutional        2007               N/A                      N/A                N/A                 N/A
Fund(1)              2006               N/A                      N/A                N/A                 N/A
----------------------------------------------------------------------------------------------------------------------------
Mid Cap              2008          6,597,936                        0            774,643          1,209,563
Value Fund           2007          7,741,531                        0            921,724          1,269,715
                     2006          5,850,448                        0            676,986            908,493
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value        2008            29,282                    3,367              4,159                  65
Institutional        2007               N/A                      N/A                N/A                 N/A
Fund(1)              2006               N/A                      N/A                N/A                 N/A
----------------------------------------------------------------------------------------------------------------------------
                     2008            364,457                  178,362             46,475            233,292
Select 25 Fund       2007            424,975                   99,491             54,158            203,281
                     2006            258,700                        0             34,756            174,868
----------------------------------------------------------------------------------------------------------------------------
Small Cap            2008            316,438                        0             31,884            128,155
Growth Fund(3)       2007            552,516                        0             54,448            159,307
                     2006            420,178                        0             41,859            200,822
----------------------------------------------------------------------------------------------------------------------------
Small Cap Value      2008             2,514                   11,509                614                  80
Fund(1)              2007               N/A                      N/A                N/A                 N/A
                     2006               N/A                      N/A                N/A                 N/A
----------------------------------------------------------------------------------------------------------------------------
                     2008            996,558                        0            127,555            358,308
Mid Cap Growth Fund  2007          1,632,227                        0            208,997            499,924
                     2006          1,759,408                        0            223,519            458,227
----------------------------------------------------------------------------------------------------------------------------

1 Since Global Institutional Fund, Large Cap Value Institutional Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund had not yet commenced operations as of September 30, 2007, no fees were paid to the Investment Manager during the fiscal years ended on September 30, 2007 and 2006. Since All Cap Growth Fund and All Cap Value Fund had not commenced operations as of September 30, 2008, no fees were paid to the Investment Manager during the past three fiscal years.

2 Prior to August 18, 2008, Alpha Opportunity Fund had a different management fee schedule, which varied based upon the investment performance of the Fund against the investment record of its benchmark index.

3 The amounts of investment advisory fees paid by Small Cap Growth Fund to the Investment Manager for the periods prior to November 24, 2008 were based on Small Cap Growth Fund's investment advisory fee of 1.00%. Effective November 24, 2008, the investment advisory fee payable by Small Cap Growth was lowered to 0.85% of average daily net assets on an annual basis.

SUB-ADVISERS

The Investment Manager has entered into a sub-advisory agreement with Mainstream Investment Advisers, LLC ("Mainstream"), 101 West Spring Street, New Albany, Indiana 47150, to provide investment advisory services with regard to a portion of the total assets of the Alpha Opportunity Fund. Pursuant to this agreement, Mainstream furnishes investment advisory services, supervises and arranges for the purchase and sale of securities on behalf of a portion of the assets of the Alpha Opportunity Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays Mainstream an annual fee equal to 1.45% of that portion of the Alpha Opportunity Fund's average daily net assets managed by Mainstream. Mainstream is a limited liability company controlled by its members, including William Jenkins and William Gernert. Mainstream, which focuses on providing advisory services to high net worth individuals and institutional investors, managed approximately $420 million in assets as of December 31, 2008. The Alpha Opportunity Fund is the first registered investment company managed (at least in part) by Mainstream.


--------------------------------------------------------------------------------
                                       45
--------------------------------------------------------------------------------

The Investment Manager has engaged Security Global Investors, LLC ("SGI"), 801 Montgomery Street, 2nd Floor, San Francisco, California 94133, to provide investment advisory services to Global Fund, Global Institutional Fund and a portion of the total assets of Alpha Opportunity Fund. For such services, the Investment Manager pays SGI an annual fee equal to 1.45% of that portion of the Alpha Opportunity Fund's average daily net assets managed by SGI. With respect to Global Fund and Global Institutional Fund, the fee is equal to 0.35% of the combined average daily net assets of $300 million or less; 0.30% of the combined average daily net assets of more than $300 million but less than $750 million; and 0.25% of the combined average daily net assets of more than $750 million.


SGI has operated as an investment adviser for Global Fund since August 2007, for Global Institutional Fund since its inception in July 2008 and for Alpha Opportunity Fund since August 2008. SGI managed more than $488.17 million in assets as of December 31, 2008. SGI is a wholly owned subsidiary of Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company. SGI is an affiliate of the Investment Manager. Together, SGI and the Investment Manager operate as Security Global Investors, the investment advisory arm of Security Benefit Corporation.


Alpha Opportunity Fund's assets are usually reallocated between Mainstream, SGI and the Investment Manager on a monthly basis as described in the prospectus so that the Fund returns to the target allocation. This procedure ensures that the Investment Manager cannot make allocation decisions that favor the Investment Manager over Mainstream or SGI.

During the fiscal years ended September 30, 2008, 2007 and 2006 the Investment Manager paid the following amounts to the investment sub-advisers for their services:


                                                 SUB-ADVISORY     SUB-ADVISORY
                                                  FEES PAID TO   FEES WAIVED BY
FUND                                      YEAR    SUB-ADVISER     SUB-ADVISER
--------------------------------------------------------------------------------
                                          2008   $           0   $            0
Large Cap                                 2007               0                0
Value Fund                                2006               0                0
--------------------------------------------------------------------------------
Alpha                                     2008         711,818                0
Opportunity                               2007         496,001                0
Fund(1)                                   2006         500,286                0
--------------------------------------------------------------------------------
                                          2008         530,495                0
Global Fund                               2007         578,343                0
                                          2006         501,696                0
--------------------------------------------------------------------------------
Global                                    2008           6,708                0
Institutional                             2007             N/A              N/A
Fund(2)                                   2006             N/A              N/A
--------------------------------------------------------------------------------
                                          2008         173,649                0
Small Cap                                 2007         293,874                0
Growth Fund(3)                            2006         224,929                0
--------------------------------------------------------------------------------


1 The amounts of investment sub-advisory fees paid prior to August 18, 2008 were based on the amounts paid to Mainstream only, pursuant to different sub-advisory fee arrangements. Effective August 18, 2008, the investment sub-advisory fee payable to the sub-advisers includes Mainstream and SGI.

2 Since Global Institutional Fund commenced operations on July 11, 2008, no sub-advisory fees were paid to the sub-adviser during the fiscal years ended September 30, 2007 and 2006.

3 The amounts of investment sub-advisory fees paid prior to September 30, 2008 were based on the amounts paid to RS Investment Management Co. LLC. Effective November 24, 2008, the Investment Manager terminated this sub-advisory relationship and now directly manages the Small Cap Growth Fund.

CODE OF ETHICS

The Funds, the Investment Manager and the Distributor each has adopted a written code of ethics (the "Code of Ethics") which governs the personal securities transactions of "access persons" of the Funds. Access persons may invest in securities, including securities that may be purchased or held by the Funds, provided that they obtain prior clearance before engaging in securities transactions. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within thirty days of the end of each calendar quarter.

Access persons will not be permitted to effect transactions in a security if it:
(a) is being considered for purchase or sale by the Funds or (b) is being purchased or sold by the Funds. In addition, access persons are prohibited from purchasing or selling a security within seven calendar days before or after a Fund trades in that security. Any material violation of the Code of Ethics is
--------------------------------------------------------------------------------
                                       46

--------------------------------------------------------------------------------

reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis. In addition, each Sub-Adviser has adopted its own code of ethics to which the personal securities transactions of its portfolio managers and other access persons are subject. The Code of Ethics is on public file with the SEC and is available from the Commission.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED -- Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated in the table at the end of this section.


ALL CAP GROWTH FUND - Mark P. Bronzo, Joseph O'Connor and Daniel W. Portanova are the portfolio managers of the Investment Manager who are primarily responsible for the day-to-day management of the All Cap Growth Fund. Each has co-managed the All Cap Growth Fund since February 2009. Since the Fund had not yet commenced operations as of December 31, 2008, Messrs. Bronzo, O'Connor and Portanova beneficially owned no shares of the All Cap Growth Fund.

ALL CAP VALUE FUND - Mark A. Mitchell and James P. Schier are the portfolio managers of the Investment Manager who are primarily responsible for the day-today management of the All Cap Value Fund. Each has co-managed the All Cap Value Fund since October 2008. As of December 31, 2008, Mr. Mitchell and Mr. Schier beneficially owned no shares of the All Cap Value Fund.

ALPHA OPPORTUNITY FUND -- Steven M. Bowser is the portfolio manager of the Investment Manager who is primarily responsible for the day-to-day management of a portion of the Alpha Opportunity Fund (the other portions being managed by Mainstream and SGI). As of December 31, 2008, Mr. Bowser beneficially owned shares valued between $50,001-$100,000 of the Alpha Opportunity Fund.

EQUITY FUND, LARGE CAP VALUE INSTITUTIONAL FUND AND LARGE CAP VALUE FUND -- Mark
A. Mitchell is the portfolio manager of the Investment Manager who is primarily responsible for the day-to-day management of the Large Cap Value Fund and the Large Cap Value Institutional Fund. He is also responsible for the day-to-day management of the value portion of Security Equity Fund. Mark P. Bronzo is the portfolio manager of the Investment Manager who also is primarily responsible for the day-to-day management of the growth portion of Security Equity Fund. As of December 31, 2008, Mr. Mitchell beneficially owned no shares of the Equity Fund, shares valued between $1-$10,000 of the Large Cap Value Fund, and shares valued between $50,001-$100,000 of the Large Cap Value Institutional Fund. As of December 31, 2008, Mr. Bronzo beneficially owned shares valued between $10,001-$50,000 of the Equity Fund.

MID CAP VALUE INSTITUTIONAL FUND, MID CAP VALUE FUND AND SMALL CAP VALUE FUND -- James P. Schier is the portfolio manager of the Investment Manager who is primarily responsible for the day-to-day management of the Mid Cap Value Fund Institutional Fund, Mid Cap Value Fund and Small Cap Value Fund. As of December 31, 2008, Mr. Schier beneficially owned shares valued over $100,000 of the Mid Cap Value Fund, no shares of the Mid Cap Value Institutional Fund, and no shares of the Small Cap Value Fund.

MID CAP GROWTH FUND AND SMALL CAP GROWTH FUND -- Joseph C. O'Connor is the portfolio manager of the Investment Manager who is primarily responsible for the day-to-day management of the Mid Cap Growth Fund and Small Cap Growth Fund. As of December 31, 2008, Mr. O'Connor beneficially owned no shares of the Mid Cap Growth Fund and no shares of Small Cap Growth Fund.

SELECT 25 FUND -- Mark P. Bronzo is the portfolio manager of the Investment Manager who is primarily responsible for the day-to-day management of the Select 25 Fund. As of December 31, 2008, Mr. Bronzo beneficially owned no shares of the Select 25 Fund.


CONFLICTS OF INTEREST. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as a Fund, track the same indexes the Fund tracks or otherwise holds, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts over-
--------------------------------------------------------------------------------
                                       47

--------------------------------------------------------------------------------

seen by a particular portfolio manager have different investment strategies.

KNOWLEDGE AND TIMING OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. Because of his or her position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Fund.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.


SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain Funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that he manages.


PERFORMANCE FEES. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to accounts with a heavily performance-oriented fee.

COMPENSATION. The Investment Manager's portfolio manager's compensation consists of three components, (1) base compensation, (2) annual incentive, and (3) long term incentive, deferred compensation and pension and retirement plans.

A portfolio manager's base compensation is reviewed and fixed annually. The Investment Manager seeks to maintain base salary and incentive plans that will attract and retain highly qualified investment professionals. National surveys of financial services and investment management markets are used to identify market practices regarding salary levels to assist in developing portfolio manager compensation and performance expectation benchmarks.

A portfolio manager is eligible for an annual discretionary incentive award based upon business results and profitable growth. This plan creates a pool of dollars funded through a percentage of the business unit's revenue, net of commissions. Individual awards are determined based upon individual contribution and results against pre-established goals. The funding level of the pool and individual target opportunities are determined based upon role and level of responsibility as benchmarked against industry competitive data.

Senior Portfolio Managers are eligible for the Investment Manager's long-term incentive award, deferred compensation and retirement and pension plans. Under the long-term incentive plan, potential awards are made based on the Investment Manager's year-to-year net income growth over a three-year period. The deferred compensation plan allows eligible participants to defer all or a designated portion of their annual and long-term incentive awards. The Investment Manager's retirement and pension plan is open to all eligible employees and is not specifically designed or administered for portfolio managers.

The Investment Manager also has a relocation plan for personnel that include its portfolio manager, which provides the following benefits:

A.    Costs associated with the transportation and storage of household goods;

B. Reasonable and customary charges associated with the sale of the previous, primary residence (not to exceed $30,000);

C.    Temporary living Expenses (not to exceed 60 days);

D.    Pre-move travel for associate and spouse to locate new housing;

E. Costs for associate and his or her dependents to travel from the old location to the new residence.

Reimbursements for expenses that are not tax deductible will be "grossed up" (at the IRS supplemental tax rates) by the Investment Manager to minimize the associate's
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

tax liability. Tax deductible expenses paid by the Investment Manager will not be "grossed up."


GLOBAL INSTITUTIONAL FUND, GLOBAL FUND AND ALPHA OPPORTUNITY FUND -- John Boich, Scott F. Klimo, David Whittall, Mark Kress, and Yon Perullo are the portfolio managers of SGI primarily responsible for the day-to-day management of the Global Institutional Fund, Global Fund and a portion of Alpha Opportunity Fund (the other portions being managed by the Investment Manager and Mainstream). As of December 31, 2008, Mr. Boich, Mr. Klimo, Mr. Whittall, Mr. Kress, and Mr. Perullo beneficially owned no shares of the Global Fund, no shares of the Global Institutional Fund, and no shares of the Alpha Opportunity Fund.


CONFLICTS OF INTEREST. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Funds on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same indexes the Funds track or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

KNOWLEDGE AND TIMING OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Funds. Because of his or her position with the Funds, the portfolio manager knows the size, timing and possible market impact of the Funds' trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Funds.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Funds and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Funds and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Funds and another account. SGI has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.


SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain Funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that he manages.


PERFORMANCE FEES. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to accounts with a heavily performance-oriented fee.

COMPENSATION. The portfolio managers of the Global Fund and Global Institutional Fund are employed and compensated by SGI, not the Funds. The compensation for SGI's portfolio managers consists of a fixed base salary plus a variable annual incentive award. The annual incentive award is discretionary and is based on the overall financial performance of SGI assets under management and does not directly affect any individual's salary or bonus. However, the amount of SGI's assets under management affects the fee revenue attributable to SGI, which in turn affects the maximum amount of money available for SGI to distribute as compensation. The formula used to compensate portfolio managers of the Global Fund and the Global Institutional Fund does not take into account the type of accounts managed by the portfolio manager.


ALPHA OPPORTUNITY FUND -- William H. Jenkins and Charles F. Craig are primarily responsible for the


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


day-to-day management of a portion of the Alpha Opportunity Fund (the other portions being managed by the Investment Manager and SGI). As of December 31, 2008, Mr. Jenkins and Mr. Craig beneficially owned no shares of the Alpha Opportunity Fund.


CONFLICTS OF INTERESTS. Mainstream may conduct any other business in addition to managing and advising the Fund. Without limiting the generality of the foregoing, Mainstream and its affiliates may act as investment adviser or investment manager for other registered investment companies, pooled investment vehicles, and other accounts. Mainstream and its affiliates may also manage funds or capital for others, may have, make and maintain investments in its own name or through other entities, may serve as a consultant, partner or stockholder of one or more registered investment companies, pooled investment vehicles, other accounts, partnerships, securities firms, or advisory firms and may act as a director, officer, and/or employee of any corporation, trustee of any trust, executor or administrator of any estate, or an administrative officer of any other business entity.

Mainstream may also be a general partner of, or investment adviser to, other registered investment companies, pooled investment vehicles and accounts with an investment strategy and objective similar to the Fund. Principals and officers of Mainstream may from time to time maintain a separate account or participate as a limited partner in a pooled investment vehicle for which Mainstream serves as investment adviser contemporaneously with Mainstream's management of the Fund.

Mainstream typically aggregates orders for client portfolios with respect to the purchase and sale of securities for client portfolios using similar strategies, including securities of issuers conducting initial public offering ("IPOs"). Where trades are aggregated, the transactions, as well as the expenses incurred in the transactions, will be allocated by Mainstream according to a policy designed to ensure that such allocation is equitable and consistent with Mainstream's fiduciary duty to its clients.

COMPENSATION. Mr. Jenkins is the largest equity owner of Mainstream. Mainstream compensates Mr. Jenkins and the other portfolio managers pursuant to salaries established at the beginning of each calendar year by the equity members of Mainstream. Mr. Jenkins also receives his pro rata portion of the net income of Mainstream based upon his equity ownership in Mainstream. Other portfolio managers receive bonuses based on company performance. All equity owners participate in Mainstream's retirement plan, which is open to all eligible employees and does not discriminate in favor of Mr. Jenkins.


OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS -- The following table identifies, as of December 31, 2008, the number of, and total assets of, other registered investment companies, pooled investment vehicles and other accounts managed by each Portfolio Manager. All Cap Growth Fund is not included in the other account information since it had not commenced operations as of December 31, 2008.

--------------------------------------------------------------------------------
                                       50

                                      REGISTERED
                                 INVESTMENT COMPANIES            OTHER POOLED
                             (OTHER THAN THE FUND LISTED)     INVESTMENT VEHICLES            OTHER ACCOUNTS
    PORTFOLIO MANAGER        ------------------------------------------------------------------------------------
       FUND/SERIES           NUMBER          TOTAL ASSETS   NUMBER      TOTAL ASSETS    NUMBER     TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------------
JOHN BOICH
Alpha Opportunity Fund         4           $384.8 million      2       $18.2 million       2      $44.5 million
Global Fund                    4           $303.1 million      2       $18.2 million       2      $44.5 million
Global Inst. Fund              4           $388.0 million      2       $18.2 million       2      $44.5 million
-----------------------------------------------------------------------------------------------------------------
STEVEN M. BOWSER
Alpha Opportunity Fund         4           $261.8 million      0             $0            32     $2.20 billion
-----------------------------------------------------------------------------------------------------------------
MARK P. BRONZO
All Cap Growth Fund            4           $233.1 million      0             $0           759     $112.1 million
Equity Fund                    3           $147.6 million      0             $0           759     $112.1 million
Select 25 Fund                 3           $204.3 million      0             $0           759     $112.1 million
-----------------------------------------------------------------------------------------------------------------
CHARLES CRAIG
Alpha Opportunity Fund         1            $10.3 million      6       $281.1 million     187     $119.3 million
-----------------------------------------------------------------------------------------------------------------
WILLIAM H. JENKINS
Alpha Opportunity Fund         1            $10.3 million      6       $281.1 million     187     $119.3 million
-----------------------------------------------------------------------------------------------------------------
SCOTT F. KLIMO
Alpha Opportunity Fund         4           $384.8 million      2       $18.2 million       6      $44.8 million
Global Fund                    4           $303.1 million      2       $18.2 million       6      $44.8 million
Global Inst. Fund              4           $388.0 million      2       $18.2 million       6      $44.8 million
-----------------------------------------------------------------------------------------------------------------
MARK KRESS
Alpha Opportunity Fund         4           $384.8 million      2       $18.2 million       4      $44.7 million
Global Fund                    4           $303.1 million      2       $18.2 million       4      $44.7 million
Global Inst. Fund              4           $388.0 million      2       $18.2 million       4      $44.7 million
-----------------------------------------------------------------------------------------------------------------
MARK MITCHELL
All Cap Value Fund             6           $630.5 million      0             $0            11     $0.88 million
Equity Fund                    6           $550.7 million      0             $0            11     $0.88 million
Large Cap Value Fund           6           $571.8 million      0             $0            11     $0.88 million
Large Cap Value Inst. Fund     6           $571.8 million      0             $0            11     $0.88 million
-----------------------------------------------------------------------------------------------------------------
JOSEPH C. O'CONNOR
All Cap Growth Fund            5           $247.2 million      0             $0            20     $11.8 million
Mid Cap Growth Fund            4           $185.2 million      0             $0            20     $11.8 million
Small Cap Growth Fund          4           $234.6 million      0             $0            20     $11.8 million
-----------------------------------------------------------------------------------------------------------------
YON PERULLO
Alpha Opportunity Fund         4           $384.8 million      2       $18.2 million       3      $44.6 million
Global Fund                    4           $303.1 million      2       $18.2 million       3      $44.6 million
Global Inst. Fund              4           $388.0 million      2       $18.2 million       3      $44.6 million
-----------------------------------------------------------------------------------------------------------------
DANIEL PORTANOVA
All Cap Growth Fund            0                 $0            0             $0            10     $72.8 million
-----------------------------------------------------------------------------------------------------------------
JAMES P. SCHIER
All Cap Value Fund             5            $1.15 billion      0             $0            43     $100.8 million
Mid Cap Value Fund             5           $370.9 million      0             $0            43     $100.8 million
-----------------------------------------------------------------------------------------------------------------

                                      REGISTERED
                                 INVESTMENT COMPANIES            OTHER POOLED
                             (OTHER THAN THE FUND LISTED)     INVESTMENT VEHICLES            OTHER ACCOUNTS
    PORTFOLIO MANAGER        ------------------------------------------------------------------------------------
       FUND/SERIES           NUMBER          TOTAL ASSETS   NUMBER      TOTAL ASSETS    NUMBER     TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------------
Mid Cap Value Inst. Fund       5            $1.13 billion      0             $0           43      $100.8 million
Small Cap Value Fund           5            $1.15 billion      0             $0           43      $100.8 million
-----------------------------------------------------------------------------------------------------------------
DAVID WHITTALL
Alpha Opportunity Fund         4           $384.8 million      2       $18.2 million      6       $44.6 million
Global Fund                    4           $303.1 million      2       $18.2 million      6       $44.6 million
Global Inst. Fund              4           $388.0 million      2       $18.2 million      6       $44.6 million
-----------------------------------------------------------------------------------------------------------------

The following table identifies, as of December 31, 2008, the number of and total assets of the companies, vehicles and accounts with respect to which the advisory fee is based on performance.


                                      REGISTERED
                                 INVESTMENT COMPANIES            OTHER POOLED
                             (OTHER THAN THE FUND LISTED)     INVESTMENT VEHICLES            OTHER ACCOUNTS
    PORTFOLIO MANAGER        ------------------------------------------------------------------------------------
       FUND/SERIES           NUMBER          TOTAL ASSETS   NUMBER      TOTAL ASSETS    NUMBER     TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------------
JOHN BOICH
Alpha Opportunity Fund         0           $0                  1       $16.3 million      1       $44.5 million
Global Fund                    0           $0                  1       $16.3 million      1       $44.5 million
Global Institutional Fund      0           $0                  1       $16.3 million      1       $44.5 million
-----------------------------------------------------------------------------------------------------------------
STEVEN M. BOWSER
Alpha Opportunity Fund         0           $0                  0            $0            0            $0
-----------------------------------------------------------------------------------------------------------------
MARK P. BRONZO
All Cap Growth Fund            0           $0                  0            $0            0            $0
Equity Fund                    0           $0                  0            $0            0            $0
Select 25 Fund                 0           $0                  0            $0            0            $0
-----------------------------------------------------------------------------------------------------------------
CHARLES CRAIG
Alpha Opportunity Fund         0           $0                  6      $281.1 million      0            $0
-----------------------------------------------------------------------------------------------------------------
WILLIAM H. JENKINS
Alpha Opportunity Fund         0           $0                  6      $281.1 million      0            $0
-----------------------------------------------------------------------------------------------------------------
SCOTT F. KLIMO
Alpha Opportunity Fund         0           $0                  1       $16.3 million      1       $44.5 million
Global Fund                    0           $0                  1       $16.3 million      1       $44.5 million
Global Institutional Fund      0           $0                  1       $16.3 million      1       $44.5 million
-----------------------------------------------------------------------------------------------------------------
MARK KRESS
Alpha Opportunity Fund         0           $0                  1       $16.3 million      1       $44.5 million
Global Fund                    0           $0                  1       $16.3 million      1       $44.5 million
Global Inst. Fund              0           $0                  1       $16.3 million      1       $44.5 million
-----------------------------------------------------------------------------------------------------------------
MARK MITCHELL
All Cap Value Fund             0           $0                  0            $0            0            $0
Equity Fund                    0           $0                  0            $0            0            $0
Large Cap Value Fund           0           $0                  0            $0            0            $0
Large Cap Value Inst. Fund     0           $0                  0            $0            0            $0
-----------------------------------------------------------------------------------------------------------------
JOSEPH C. O'CONNOR
All Cap Growth Fund            0           $0                  0            $0            0            $0
Mid Cap Growth Fund            0           $0                  0            $0            0            $0
Small Cap Growth Fund          0           $0                  0            $0            0            $0
-----------------------------------------------------------------------------------------------------------------
YON PERULLO
Alpha Opportunity Fund         0           $0                  1       $16.3 million      1       $44.5 million
Global Fund                    0           $0                  1       $16.3 million      1       $44.5 million
Global Inst. Fund              0           $0                  1       $16.3 million      1       $44.5 million
-----------------------------------------------------------------------------------------------------------------
DANIEL PORTANOVA
All Cap Growth Fund            0           $0                  0            $0            0            $0
-----------------------------------------------------------------------------------------------------------------
JAMES P. SCHIER
All Cap Value Fund             0           $0                  0            $0            0            $0
-----------------------------------------------------------------------------------------------------------------

                                      REGISTERED
                                 INVESTMENT COMPANIES            OTHER POOLED
                             (OTHER THAN THE FUND LISTED)     INVESTMENT VEHICLES            OTHER ACCOUNTS
    PORTFOLIO MANAGER        ------------------------------------------------------------------------------------
       FUND/SERIES           NUMBER          TOTAL ASSETS   NUMBER      TOTAL ASSETS    NUMBER     TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund             0           $0                  0            $0            0            $0
Mid Cap Value Inst. Fund       0           $0                  0            $0            0            $0
Small Cap Value Fund           0           $0                  0            $0            0            $0
-----------------------------------------------------------------------------------------------------------------
DAVID WHITTALL
Alpha Opportunity Fund         0           $0                  1       $16.3 million      1       $44.5 million
Global Fund                    0           $0                  1       $16.3 million      1       $44.5 million
Global Inst. Fund              0           $0                  1       $16.3 million      1       $44.5 million
-----------------------------------------------------------------------------------------------------------------


PROXY VOTING

The Board of Directors of each Fund has delegated to the Investment Manager and each Sub-Adviser, with respect to the Funds that receive investment advice from a Sub-Adviser, the final authority and responsibility for voting proxies with respect to each Fund's underlying securities holdings.

The  Investment  Manager  and  Security  Global  Investors,   LLC  ("SGI")  (the
Investment Manager and SGI are affiliates of each other) have adopted the same proxy voting policies and procedures to govern the voting of proxies.

The Investment Manager's and SGI's Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in the best interests of the applicable Fund client.

The Investment Manager and SGI have adopted Proxy Voting Guidelines which they use in voting specific proposals. However, the vote entered on a Fund's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of the Fund. In addition, the manner in which specific proposals are to be voted may differ based on the type of Fund. For example, a specific proposal may be considered on a case-by-case basis for one Fund, while all other Funds may always vote in favor of the proposal. The Proxy Voting Guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Investment Manager or SGI anticipate all future situations. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.

The Investment Manager and SGI have delegated to an independent third party (the "Service Provider"), the responsibility to review proxy proposals and to vote proxies in a manner consistent with the Proxy Voting Guidelines. The Service Provider notifies the Investment Manager or SGI, as applicable, of all proxy proposals that do not fall within the Proxy Voting Guidelines (i.e., proposals which are either not addressed in the Proxy Voting Guidelines or proposals for which the Investment Manager or SGI has indicated that a decision will be made on a case-by-case basis), and the Investment Manager or SGI, as applicable, then directs the Service Provider how to vote on that particular proposal.

The Investment Manager and SGI may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly each has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Fund and is not a result of the conflict.

Pursuant to such procedures, the Investment Manager or SGI, as applicable, may resolve a conflict in a variety of ways, including the following: voting in accordance with its established voting guidelines; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; or abstaining. Ultimately, if the Investment Manager or SGI cannot resolve a conflict of interest, it will seek guidance from the Board of Directors of the relevant Fund.

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the Fund's custodian bank. The Investment Manager or SGI, as applicable, may be unable to vote or may determine not to vote a proxy on behalf of one or more Funds. For example, the Investment Manager and SGI will generally abstain from voting a proxy in circumstances where, in its respective judgment, the costs exceed the expected benefits to the Fund.

With respect to the portion of the Alpha Opportunity Fund that it sub-advises, Mainstream has retained Broadbridge Investor Communication Solutions, Inc. to provide proxy voting services to ensure that proxies are voted in the best interests of the Fund's shareholders. Proxies are voted according to Glass, Lewis & Co. recommendations and guidelines in a manner that generally supports management while carefully limiting risk to investors. In the event a vote is needed on an issue that falls outside of recommended guidelines, the appropriate Mainstream portfolio manager would decide how to vote the proxy in the best interest of the Fund. If conflicts of interest are discovered, Mainstream may, after careful consideration, refrain from voting the proxies.

The Funds will be required to file SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Form will be available without charge: (1) from the Funds, upon request by calling 1-800-888-2461 and (2) on the SEC's website at www.sec.gov.


DISTRIBUTOR

Security Distributors, Inc. (the "Distributor"), a Kansas corporation and wholly-owned subsidiary of Security Benefit Life Insurance Company, serves as the principal underwriter for shares of the Security Equity, Large Cap Value and Mid Cap Growth Funds pursuant to Distribution Agreements with the Funds. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Funds on a continuous basis. The Distributor also acts as principal underwriter for Security Income Fund and SBL Fund.


The Distributor receives a maximum commission on sales of Class A shares of 5.75% and allows a maximum discount of 5% from the offering price to authorized dealers on the Fund shares sold. The discount is the same for all dealers, but the Distributor at its discretion may increase the discount for specific periods. Salespersons employed by dealers may also be licensed to sell insurance with SBL.

The Distributor does not receive any compensation from All Cap Growth Fund, All Cap Value Fund, Alpha Opportunity Fund, Global Institutional Fund, Large Cap Value Institutional Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund for the distribution of Institutional Class shares.

For the fiscal years ended  September 30, 2006,  2007 and 2008, the  Distributor
(i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting commissions on Class A shares, and (iii) received contingent deferred sales charges on redemptions of Class B and Class C shares in the amounts set forth in the tables below.


GROSS UNDERWRITING COMMISSIONS

                            2006        2007      2008
---------------------------------------------------------
Large Cap Value Fund      $ 21,689   $ 64,183   $  7,640
All Cap Growth Fund(1)        None       None       None
All Cap Value Fund(1)         None       None       None
Alpha Opportunity Fund      13,121     27,791      3,996
Equity Fund                133,193    133,035     15,543
Global Fund                115,502    199,213     19,898
Mid Cap Value Fund         636,540    627,763     81,384
Select 25 Fund              17,118     36,151      5,031
Small Cap Growth Fund       22,586     22,943      3,485
Small Cap Value Fund(1)       None       None          0
Mid Cap Growth Fund         75,446     96,379      6,402

 1 Because Small Cap Value Fund commenced operations on July 11, 2008, no fees were paid to the Distributor for the fiscal years ended on September 30, 2006 and 2007. Because All Cap Growth Fund and All Cap Value Fund had not yet commenced operations as of September 30, 2008, no fees were paid to the Distributor for the past three fiscal years.

NET UNDERWRITING COMMISSIONS

                              2006      2007          2008
Large Cap Value Fund      $ (23,512)   $  44,697    $  29,950
All Cap Growth Fund(1)         None         None         None
All Cap Value Fund(1)          None         None         None
Alpha Opportunity Fund        7,146       18,132       20,241
Equity Fund                  (7,639)      13,374       18,753
Global Fund                  70,977      163,550      128,700
Mid Cap Value Fund          290,815      419,852      295,409
Select 25 Fund                  225       12,933       14,253
Small Cap Growth Fund         7,579       (2,651)      11,748
Small Cap Value Fund(1)        None         None            0
Mid Cap Growth Fund        (183,822)      45,957       34,713

 1 Because Small Cap Value Fund commenced operations on July 11, 2008, no fees were paid to the Distributor for the fiscal years ended on September 30, 2006 and 2007. Because All Cap Growth Fund and All Cap Value Fund had not yet commenced operations as of September 30, 2008, no fees were paid to the Distributor for the past three fiscal years.

COMPENSATION ON REDEMPTIONS

                           2006         2007      2008
Large Cap Value Fund      $ 15,067   $ 13,760   $ 11,674
All Cap Growth Fund(1)        None       None       None
All Cap Value Fund(1)         None       None       None
Alpha Opportunity Fund       8,615      5,628      6,794
Equity Fund                 59,144     36,324     24,114
Global Fund                 26,430     19,911     24,383
Mid Cap Value Fund         156,993    232,067    187,634
Select 25 Fund              11,661     21,135     14,928
Small Cap Growth Fund       13,250      5,406      8,243
Small Cap Value Fund(1)       None       None          5
Mid Cap Growth Fund         38,736     32,624     15,508

1 Because Small Cap Value Fund commenced operations on July 11, 2008, no fees were paid to the Distributor for the fiscal years ended on September 30, 2006 and 2007. Because All Cap Growth Fund and All Cap Value Fund had not yet commenced operations as of September 30, 2008, no fees were paid to the Distributor for the past three fiscal years.


The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities, provided that any such transactions and any commissions shall comply with requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker and thus received no brokerage commissions.

Each Fund's Distribution Agreement is renewable annually either by its Board of Directors or by the vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the Board who are not parties to the contract or interested persons of any such party. The contract may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the respective Funds. In reaching a judgment relative to the qualifications of a broker-dealer ("broker") to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager or relevant Sub-Adviser, including the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, its responsiveness (which may include such things as the broker's willingness to commit capital and whether the broker's representatives are accommodating), and its reliability and financial condition. Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or relevant Sub-Adviser. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations;
(2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations.

In some cases, the computer and other equipment furnished by the broker may have additional uses that are not related to the investment services and research information. In such cases, the Investment Manager or Sub-Adviser must allocate the value of the computer and other equipment into research and non-research categories. Since that portion allocable to research can be paid from Fund brokerage commissions rather than being paid by the Investment Manager or Sub-Adviser, the Investment Manager or Sub-Adviser will have a conflict of interest in making the allocation. Finally, the investment services or research information provided to the Investment Manager or Sub-Adviser may be produced by parties other than the broker effecting the portfolio transaction.

If a transaction is directed to a broker supplying investment services or research information, the transaction charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction charges another broker would have charged for effecting that transaction provided that the Investment Manager or relevant Sub-Adviser shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or relevant Sub-Adviser with respect to all accounts as to which it exercises investment discretion. The Investment Manager or relevant Sub-Adviser may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds. Portfolio transactions may also be placed with the Distributor or with a Sub-Adviser's affiliated broker (including transactions in which the security is being underwritten by an affiliated broker) to the extent and in the manner permitted by applicable law.

The Funds may also buy securities from, or sell securities to, dealers acting as principals or market makers. Except as noted below, the Investment Manager generally will not purchase investment information or research services in connection with such principal transactions. The Investment Manager and relevant Sub-Adviser, however, may purchase investment information or research services in connection with riskless principal transactions that are reported pursuant to certain FINRA rules that ensure transparency as to security price and transaction charges, or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition, the Investment Manager and relevant Sub-Adviser may obtain investment information or research services in connection with investments in underwritten fixed price offerings consistent with certain FINRA rules.

SGI, which serves as investment sub-adviser to the Global Fund, Global Institutional Fund and a portion of the Alpha Opportunity Fund, may enter into agreements with certain brokers, called "Commission Sharing Agreements," pursuant to which SGI may place trades on behalf of its clients, including the Global Fund, Global Institutional Fund and Alpha Opportunity Fund, with these brokers for negotiated brokerage commission rates. In turn, under the terms of the agreements, the brokers retain a portion of the brokerage commissions to cover the trades' execution costs and then credit a negotiated portion of the brokerage commissions to accounts used by the brokers to pay other firms for research products or services for the benefit of SGI and its clients, including the Global Fund, Global Institutional Fund and Alpha Opportunity Fund.

Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager and/or relevant Sub-Adviser, including other investment companies. In addition, SBL may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager and/or relevant Sub-Adviser may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts ordered to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. With respect to the allocation of initial public offerings ("IPO's"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

The following table sets forth the brokerage fees paid by the Funds during the last three fiscal years and certain other information:


                                                                                                FUND TRANSACTIONS DIRECTED TO
                                                                                             AND COMMISSIONS PAID TO BROKER-
                                         FUND TOTAL          FUND BROKERAGE                     DEALERS WHO ALSO PERFORMED
                                         BROKERAGE        COMMISSIONS PAID TO                            SERVICES
                                        COMMISSIONS      SECURITY DISTRIBUTORS,                                     BROKERAGE
           FUND(3)           YEAR              PAID      INC., THE UNDERWRITER             TRANSACTIONS            COMMISSIONS
-------------------------------------------------------------------------------------------------------------------------------
Security Large Cap           2008   $        100,220               $0                        $15,872,865                $26,038
Value Fund                   2007             48,994               0                          4,505,034                  6,115
                             2006             71,761               0                         11,257,240                 23,072
-------------------------------------------------------------------------------------------------------------------------------
Security Large Cap           2008              1,322               0                             60,576                     80
Value Institutional Fund     2007                N/A             N/A                                N/A                    N/A
                             2006                N/A             N/A                                N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
Security Equity Fund -       2008            363,715               0                         40,750,771                 52,250
Equity Fund                  2007            264,931               0                         38,084,599                 45,980
                             2006            413,781               0                         31,829,477                 40,613
-------------------------------------------------------------------------------------------------------------------------------
Security Equity Fund -       2008            369,970               0                         87,023,811                 76,539
Alpha Opportunity Fund       2007            668,929               0                        149,822,138                168,665
                             2006            475,807               0                         83,734,603                 91,902
-------------------------------------------------------------------------------------------------------------------------------
Security Equity Fund -       2008        1,040,896                    0                      239,604,929                  271,259
Global Fund                  2007          322,988                    0                   139,239,477(2)                  142,948
                             2006          106,747                    0                           N/A(1)                   N/A(1)
-------------------------------------------------------------------------------------------------------------------------------
Security Equity Fund -       2008           14,348                    0                        3,521,911                    5,075
Global Institutional Fund    2007              N/A                  N/A                              N/A                      N/A
                             2006              N/A                  N/A                              N/A                      N/A
-------------------------------------------------------------------------------------------------------------------------------
Security Equity Fund -       2008        2,040,402                    0                      163,044,297                  454,913
Mid Cap Value Fund           2007        1,395,593                    0                       53,402,762                  104,749
                             2006        1,414,031                    0                      107,264,123                  298,100
-------------------------------------------------------------------------------------------------------------------------------
Security Equity Fund -       2008           27,407                    0                        1,070,350                    4,196
Mid Cap Value Institutional  2007              N/A                  N/A                              N/A                      N/A
Fund                         2006              N/A                  N/A                              N/A                      N/A
-------------------------------------------------------------------------------------------------------------------------------
Security Equity Fund -       2008           83,913                    0                        8,911,373                   10,145
Select 25 Fund               2007           26,627                    0                        7,071,579                    7,135
                             2006           42,439                    0                        7,742,749                   15,659
-------------------------------------------------------------------------------------------------------------------------------
Security Equity Fund -       2008          171,760                    0                       61,879,654                   90,513
Small Cap Growth Fund        2007          223,763                    0                       22,191,302                   32,490
                             2006          218,196                    0                       12,566,210                   21,767
-------------------------------------------------------------------------------------------------------------------------------
Security Equity Fund -       2008            2,215                    0                          125,993                      437
Small Cap Value Fund         2007              N/A                  N/A                              N/A                      N/A
                             2006              N/A                  N/A                              N/A                      N/A
-------------------------------------------------------------------------------------------------------------------------------
Security Mid Cap             2008          424,417                    0                       30,884,166                   36,501
Growth Fund                  2007          347,774                    0                       24,516,878                   52,278
                             2006          456,866                    0                       28,363,779                   58,774
-------------------------------------------------------------------------------------------------------------------------------

1 OppenheimerFunds, Inc. (OFI) cannot provide a principle amount on soft dollar trades due to their trade allocation policies. Third-party research credits are allocated on a quarterly basis from the pool of total eligible commissions generated. OFI believes that separating the research designation from the execution of a particular trade provides for better trading administration and reduces the appearance and potential for a conflict of interest at the point of execution.

2 Beginning August 1, 2007, SGI began acting as Sub-Adviser to the Global Fund. The information provided is for the period from August 1, 2007 to September 30, 2007.

3 All Cap Growth Fund and All Cap Value Fund had not yet commenced operations as of September 30, 2008. Therefore, there were no brokerage fees paid by those Funds during the last three fiscal years.

HOW NET ASSET VALUE IS DETERMINED

The per share NAV of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. The public offering price for each Fund is its NAV per share plus, in the case of Class A shares, the applicable sales charge. The NAV and offering price are computed once daily as of the close of regular trading hours on the NYSE (normally 3:00 p.m. Central Time) on each day the Exchange is open for trading, which is Monday through Friday, except for the following dates when the exchange is closed in observance of federal holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The offering price determined at the close of business on the NYSE on each day on which the Exchange is open will be applicable to all orders for the purchase of Fund shares received and accepted by the dealer prior to such close of business and transmitted to the Distributor or Investment Manager prior to the close of their business day (normally 5:00 p.m. Central Time unless the NYSE closes early). In addition, pursuant to contractual arrangements with the Funds' Distributor or Investment Manager (as transfer agent), orders received by a financial intermediary prior to the close of the NYSE may be sent on the next following business day and receive the previous day's price.

Orders received and accepted by the dealer or other financial intermediary after the close of business of the NYSE or on a day when the NYSE is closed will be filled on the basis of the offering price determined as of the close of business of the NYSE on the next day on which the NYSE is open. It is the responsibility of the dealer to promptly transmit orders to the Funds and to conform to the policies set forth above.

In determining NAV, securities listed or traded on a national securities exchange are valued on the basis of the last sale price. Fund securities listed on the NASDAQ Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq official Closing Price, which may not necessarily represent the last sale price. If there are no sales on a particular day, then the securities shall be valued at the last bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Investment Manager, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect their fair market value.

In addition, if between the time trading ends on a particular security and the close of trading on the NYSE, events occur that materially affect the value of the security, the Funds may value the security at its fair value as determined in good faith by the Investment Manager under procedures approved by the Board of Directors. In such a case, the Fund's NAV will be subject to the judgment of the Investment Manager rather than being determined by the market.

Because the expenses of distribution are borne by Class A shares through a front-end sales charge, by Class B and Class C shares through an ongoing distribution fee, and Institutional Class shares do no have distribution expenses paid by the Funds, the expenses attributable to each class of shares will differ, resulting in different NAVs.

HOW TO REDEEM SHARES

Shareholders may turn in their shares directly to the Investment Manager for redemption at NAV (which may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the NAV next determined after the time when such shares are tendered for redemption less any applicable contingent deferred sales charge, and in the case of Global Fund Class A shares and Global Institutional Fund Institutional Class shares, any applicable redemption charge.

Shares will be redeemed on request of the shareholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $25,000 or less ($100,000 for Institutional Class shares), requested by and payable to all shareholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures, which may be revised in the future. To avoid delay in redemption or transfer, shareholders having questions should contact the Investment Manager.

The Articles of Incorporation of Security Equity Fund provide that the Board of Directors, without the vote or consent of the shareholders, may adopt a plan to redeem at NAV all shares in any shareholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 25 shares or such fewer number of shares as may be specified by the Board of Directors. Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a shareholder before involuntary redemption, and that the shareholder will have at least six months from the date of the notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Articles of Incorporation, or such fewer shares as are specified in the plan.

When investing in the Funds, shareholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of shareholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

Payment in cash of the amount due on redemption, less any applicable deferred sales charge and/or redemption charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the NYSE is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the SEC. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor, and the Distributor sends a check in the amount of redemption proceeds to the shareholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

In addition to the foregoing redemption procedure, the Funds repurchase shares from brokers and other financial intermediaries at the price determined as of the close of business on the day such offer is confirmed. The Distributor and Investment Manager (as transfer agent) have been authorized, as agent, to make such repurchases for the Funds' account. Dealers may charge a commission or other fee on the repurchase of shares.


The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Purchases for Retirement Plans")


At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares.

The Funds intend to pay redemption proceeds in cash. However, under unusual conditions that make payment in cash unwise (and for the protection of the remaining shareholders of the Funds), the Funds reserve the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price ("redemption in kind"). In the event a shareholder were to receive a redemption in kind of portfolio securities of the Funds, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

TELEPHONE REDEMPTIONS -- A shareholder may redeem uncertificated shares in amounts up to $25,000 by telephone request, provided the shareholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a shareholder may redeem shares by calling the Funds at (800) 888-2461, on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m. Central Time. Redemption requests received by telephone after the close of the NYSE (normally 3:00 p.m. Central Time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A shareholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying himself as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request, provided that the Investment Manager complied with its procedures. Thus, a shareholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

During periods of severe market or economic conditions, telephone redemptions may be difficult to implement, and shareholders should make redemptions by mail as described under "How to Redeem Shares."

REDEMPTION/EXCHANGE CHARGE - GLOBAL FUND CLASS A SHARES AND GLOBAL INSTITUTIONAL FUND INSTITUTIONAL CLASS SHARES -- The activities of investors who engage in frequent, short-term trading of the Funds' shares may be detrimental to shareholders. As the Global Fund and Global Institutional Fund are particularly vulnerable to the activities of such investors, a redemption charge of 2% will be charged with respect to any Class A shares of the Global Fund and any Institutional Class shares of Global Institutional Fund redeemed or exchanged 30 days or less after the date they were acquired. This charge does not apply to
(1) shares held in retirement plans purchased from the

Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) shares purchased through the reinvestment of dividends or capital gains distributions, (3) redemptions in an amount less than $10,000, or (4) redemptions and/or exchanges made through pre-approved asset allocation programs.

For convenience, the redemption charge is referred to as a charge, but the overall arrangement in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption charge are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the Global Fund and Global Institutional Fund intend to follow, that a fund does not recognize income. It is possible that the Internal Revenue Service or other taxing authorities might successfully contest the tax treatment of this arrangement on this basis or for other reasons.

HOW TO EXCHANGE SHARES

Shareholders of the Funds may exchange their shares for shares of the same class of shares of another of the Funds or for shares of certain other mutual funds, including Security Diversified Income and High Yield Funds, or as described below. Shareholders who hold their shares in a tax-qualified retirement plan may also exchange shares of the Funds for shares of Security Capital Preservation Fund and may also exchange their shares of the Funds for shares of Security Cash Fund, provided that exchanges to Security Cash Fund are not available to shareholders who have purchased through the following custodial accounts of the Investment Manager: 403(b)(7) accounts, SEP accounts and SIMPLE plans. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are available for sale.

Class A, Class B, Class C and Institutional Class shares of the Funds may be exchanged for Class A, Class B, Class C and Institutional Class shares, respectively, of another of the available funds or for shares of Security Cash Fund, a money market fund that offers a single class of shares. Shareholders of Class A shares may exchange their shares for Institutional Class shares if the shareholders meet the minimum initial investment and the specific eligibility requirements. Shareholders of Institutional Class shares may exchange their shares for Class A shares of other mutual funds distributed by the Funds' Distributor. The Class A shares will subject to all of the Class A Share conditions, including any applicable sales charges. No exchanges of Class C shares are allowed with a Fund that does not offer such Class of shares, except that a shareholder may exchange Class C shares for shares of Security Cash Fund. Any contingent deferred sales charge applicable to exchanged Class A, Class B or Class C shares will be calculated from the date of the initial purchase without regard to the time such shares were held in Security Cash Fund. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange; however, any applicable redemption charge will be imposed on an exchange of Global Fund Class A shares and Global Institutional Fund Institutional Class shares held for 30 days or less. They are not tax-free exchanges.

Exchanges  are made  promptly  upon  receipt  of a properly  completed  Exchange
Authorization form and (if issued) share certificates in good order for transfer. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature, such as a stock power and guaranteed signature, will be required. (See "How to Redeem Shares")

The exchange privilege is not intended as a vehicle for short-term or excessive trading. At the discretion of the management of the Funds upon notice to shareholders, this privilege may be changed or discontinued at any time.

Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging.

EXCHANGE BY TELEPHONE -- To exchange shares by telephone, a shareholder must have completed either the Telephone Exchange section of the application or a Electronic Exchange Authorization form which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at (800) 888-2461, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central Time. Exchange requests received after the close of the NYSE (normally 3:00 p.m. Central Time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.

The telephone exchange privilege is only permitted between accounts with identical registrations. The

Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Security Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Investment Manager complied with its procedures. Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss in the event of a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

It is each Fund's policy to pay dividends from net investment income as from time to time declared by the Board of Directors and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge and Institutional Class shares bear no distribution expenses, while Class B and Class C shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B and Class C shares, generally, will be higher and as a result, income distributions paid by the Funds with respect to Class B and Class C shares generally will be lower than those paid with respect to Class A and Institutional Class shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Funds at NAV as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder's bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest a dividend check without imposition of a sales charge.

The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains by the Funds are taxable as ordinary income whether received in cash or reinvested in additional shares.

TAX CONSIDERATIONS -- The following summarizes certain federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year (or within 30 days after such quarter), (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or

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

related trades or businesses, or of one or more qualified publicly traded partnerships; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year.

The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.

Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate stockholder's dividends received deduction to the extent the relevant Fund designates the amount distributed as a qualified dividend. The aggregate amount designated as a qualified dividend by a Fund cannot exceed the aggregate amount of dividends received by such Fund from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days to be eligible to claim the dividends received deduction. All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the shareholder or reinvested in shares of the Funds, are taxable as ordinary income.


The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds or reinvested in Fund shares will generally be taxable to shareholders as long-term gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year's dividends and distributions will be mailed annually. A purchase of shares shortly before payment of a dividend or distribution may be disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.

Current tax law (which is scheduled to expire after 2010) generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The aggregate amount designated as qualified dividend income by a Fund cannot exceed the aggregate amount of dividends received by such Fund from domestic corporations and certain qualified foreign corporations for the taxable year. Qualified dividend income will be limited if the shares with respect to which the dividends are received are deemed to have been held less than 60 days. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower


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


maximum rate. A Fund shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.


If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Fund was unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).


Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder's hands and will be taxable to shareholders as long-term capital gains or losses if the shares had been held for more than one year at the time of sale or redemption. Net capital gains on shares held for less than one year will be taxable to shareholders as short-term capital gains. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

Each Series of Security Equity Fund will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each Fund will reflect only the income and gains, net of losses of that Fund.

BACKUP WITHHOLDING -- The Funds are required by law to withhold 28% of taxable dividends and distributions to shareholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Code.

PASSIVE FOREIGN INVESTMENT COMPANIES -- Some of the Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC stock at the

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

end of each taxable year (and on certain other dates prescribed in the Code) with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit the Fund's elections with respect to PFIC stock.


Although not required to do so, it is likely that the Funds will choose to make the mark to market election with respect to PFIC stock acquired and held. If this election is made, the Funds may be required to make ordinary dividend distributions to their shareholders based on the Funds' unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.


Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS -- Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.


Because only a few regulations regarding the treatment of swap agreements and related caps, floors and collars have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected or taxes and interest may be imposed upon the examination and challenge by the Internal Revenue Services.


The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under current tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

MARKET DISCOUNT -- If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that

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

has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount." A Fund may elect to include market discount in income currently. If this election is made, it will apply to all debt securities that the Fund holds which have market discount.

ORIGINAL ISSUE DISCOUNT -- Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest, and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES -- These rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

FOREIGN TAXATION -- Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such Fund's assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders. In such a case, the shareholders would also have to include the amount of such foreign taxes in their income.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

FOREIGN CURRENCY TRANSACTIONS -- Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

REDEMPTION CHARGE -- For convenience, the redemption charge is referred to as a charge, but the overall arrangement in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption charge are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the Global Fund intends to follow, that a fund does not recognize income. It is possible that the Internal Revenue Service or other taxing authorities might successfully

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

contest the Global Fund's tax treatment of this arrangement on this basis or for other reasons.

FOREIGN SHAREHOLDERS -- Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the fund, and distributions of net long-term capital gains that are designated as capital dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


Certain dividends designated as interest related dividends or short-term capital gains dividends are exempt from withholding tax if paid to foreign shareholders with respect to a regulated investment company's tax year beginning prior to December 31, 2009. These withholding exemptions are scheduled to expire for tax years beginning after December 31, 2009. There is no certainty that these provisions will be extended or made permanent.


The tax consequences to a foreign shareholder entitled to claim the benefits of any applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes and the potential applicability of the U.S. estate tax.

OTHER TAXES -- The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION


The Articles of Incorporation of each Fund provide for the issuance of an indefinite number of shares of common stock in one or more classes or series. Security Equity Fund has authorized capital stock of $0.25 par value and issues its shares in nine series: Equity Fund, All Cap Growth Fund, All Cap Value Fund, Alpha Opportunity Fund, Global Fund, Global Institutional Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund, Select 25 Fund, Small Cap Growth Fund, and Small Cap Value Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial interest in that Fund's net assets and in the earnings and profits or losses derived from the investment of such assets. Security Large Cap Value Fund has authorized capital stock of $1.00 par value and issues its shares in two series: Large Cap Value Fund and Large Cap Value Institutional Fund. Mid Cap Growth Fund has not issued shares in any additional series at the present time. Mid Cap Growth Fund has authorized capital stock of $0.50 par value.


Each of the Funds may issue different classes of shares which participate proportionately based on their relative NAVs in dividends and distributions and have equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and non-assessable by the Funds. Shares may be exchanged as described under "How to Exchange Shares," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

On certain matters, such as the election of directors, all shares of the series of each of Security Equity Fund and Security Large Cap Value Fund vote together, with each share having one vote. On other matters affecting only a particular Fund, such as the investment advisory contract or a Fund's fundamental policies, only shares of that Fund are entitled to vote, and a majority vote of the shares of that Fund is required for approval of the proposal, except as otherwise required by law.

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

The Funds do not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove directors from office by vote cast in person or by proxy at a meeting of shareholders. Such a meeting will be called at the written request of 10% of the outstanding shares of Security Large Cap Value Fund, Security Equity Fund or Security Mid Cap Growth Fund.

CUSTODIANS, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

State Street Bank and Trust Company, 225 Franklin, Boston, Massachusetts 02110, acts as custodian for the portfolio securities of Alpha Opportunity Fund, Global Fund and Global Institutional Fund, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.


UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106, acts as the custodian for the portfolio securities of Large Cap Value Fund, Large Cap Value Institutional Fund, All Cap Growth Fund, All Cap Value Fund, Equity Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund, Select 25 Fund, Small Cap Growth Fund, Small Cap Value Fund, and Mid Cap Growth Fund.


The Investment Manager acts as the transfer and dividend-paying agent for each of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The firm of Ernst & Young LLP has been selected by the Funds' Board of Directors to serve as the Funds' independent registered public accounting firm, and as such, will perform the annual audit of the Funds' financial statements.

FINANCIAL STATEMENTS

The financial statements of the Funds (with the exception of All Cap Growth Fund and All Cap Value Fund), which are contained in the Funds' September 30, 2008 Annual Report, are incorporated herein by reference. A copy of the Annual Report is provided to every person requesting a Statement of Additional Information. Since All Cap Growth Fund and All Cap Value Fund had not yet commenced operations as of the last fiscal period, financial statements are not yet available for those Funds.

                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. --

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION --

AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C. The rating C is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

                          SECURITY LARGE CAP VALUE FUND

                            PART C. OTHER INFORMATION

Item 23.      Exhibits

(a)   Articles of Incorporation(11)

(b)   By-laws(8)

(c)   Specimen copy of share certificates for Fund's shares of capital stock(1)

(d)   (1)    Investment Management Agreement(8)
      (2)    Transfer Agency Agreement(10)
      (3)    Fund Accounting and Administration Agreement(10)

(e)   (1)    Distribution Agreement(6)
      (2)    Class B Distribution Agreement(2)
      (3)    Class C Distribution Agreement(2)
      (4)    Institutional Class Distribution Agreement(10)
      (5)    Underwriter-Dealer Agreement(3)

(f)   Not applicable

(g)   Custodian Agreement - UMB Bank(12)

(h)   Expense Limitation/Fee Waiver Agreement(12)

(i)   Legal Opinion(11)

(j)   Consent of Independent Registered Public Accounting Firm

(k)   Not applicable

(l)   Not applicable

(m)   (1)    Class A Distribution Plan(6)
      (2)    Class B Distribution Plan(4)
      (3)    Class C Distribution Plan(4)
      (4)    Specimen copy of Shareholder Service Agreement(12)

(n)   Multiple Class Plan(5)

(o)   Reserved

(p)   Code of Ethics(9)

(q)   Power of Attorneys(7)

(1)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 84 to Registration Statement No. 2-12187 (December 1, 1995).

(2)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 87 to Registration Statement No. 2-12187 (filed January 28, 1999).

(3) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 90 to Registration Statement 2-19458 (filed November 20, 2000).

(4)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post Effective Amendment No. 92 to Registration Statement 2-12187 (filed January 15, 2002).

(5) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 93 to Registration Statement 2-19458 (filed November 15, 2002).

(6)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post Effective Amendment No. 93 to Registration Statement 2-12187 (filed November 21, 2002).

(7) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 104 to Registration Statement 2-19458 (filed November 30, 2007).

(8)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 100 to Registration Statement 2-12187 (filed November 30, 2007).

(9) Incorporated herein by reference to the Exhibits filed with Security Income Fund's Post-Effective Amendment No. 87 to Registration Statement 2-38414 (filed February 28, 2008).

(10)  Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 102 to Registration Statement 2-12187 (filed April 25, 2008).

(11)  Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 103 to Registration Statement 2-12187 (filed July 10, 2008).

(12) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 112 to Registration Statement 2-19458 (filed February 2, 2009).

Item 24. Persons Controlled by or Under Common Control with Fund

Not applicable.

Item 25. Indemnification

A policy of insurance covering Security Investors, LLC, its affiliates, including Security Distributors, Inc., and all of the registered investment companies advised by Security Investors, LLC insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Item Thirty of Registrant's Bylaws, dated February 3, 1995, provides, in relevant part as follows:

"Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of
Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

In the event any provision of this section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations."

On February 11, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Eleven:

"A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

C.    for  an  unlawful  dividend,   stock  purchase  or  redemption  under  the
      provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

D. for any transaction from which the director derived an improper personal benefit."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business or Other Connections of Investment Adviser

The Investment Adviser, Security Investors, LLC ("SI"), is engaged in the provision of investment advisory and management services to mutual funds and private accounts. Information as to the managing director and officers of SI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by them in the last two years, is set forth in Part B of this Registration Statement.

Item 27. Principal Underwriters

(a)(1)Security Distributors, Inc. ("SDI") acts as principal underwriter for the following variable insurance contracts by Security Benefit Life Insurance
      Company:

      SBL Variable Annuity Account I
      SBL Variable Annuity Account III
      SBL Variable Annuity Account IV
      Security Varilife Separate Account (Security Elite Benefit)
      Security Varilife Separate Account (Security Varilife)
      SBL Variable Life Insurance Account (Varilife)
      Variable Annuity Account IX
      Account XVI

      Parkstone Advantage Variable Annuity
      Variflex Separate Account (Variflex)
      Variflex Separate Account (Variflex ES)
      Variable Annuity Account VIII (Variflex Extra Credit)
      Variable Annuity Account VIII (Variflex LS)
      Variable Annuity Account VIII (Variflex Signature)
      Variable Annuity Account XI (Scarborough Advantage Variable Annuity) SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
      SBL Variable Annuity Account XIV (AEA Variable Annuity)
      SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
      SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
      SBL Variable Annuity Account XIV (NEA Valuebuilder)
      SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income
          Director Variable Annuity)
      SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
      SBL Variable Annuity Account XIV (Security Benefit Advisor Variable
          Annuity)
      SBL Variable Annuity Account XVII (Classic Strategies Variable Annuity) SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)

(a)(2) SDI acts as distributor for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York ("FSBL"):

      Variable Annuity Account A (AdvisorDesigns Variable Annuity) Variable Annuity Account A (EliteDesigns Variable Annuity) Variable Annuity Account B (SecureDesigns Variable Annuity) Variable Annuity Account B (AdvanceDesigns Variable Annuity)

(a)(3) SDI acts as principal underwriter for the following funds:

      Security Equity Fund
      Security Income Fund
      Security Cash Fund
      Security Large Cap Value Fund
      Security Mid Cap Growth Fund
      SBL Fund
      Security Financial Resources Collective Investments, LLC

(a)(4) SDI acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:

      Nationwide Multi Flex Variable Account
      Nationwide Variable Account 9

(b)           (1)                        (2)                                  (3)
      Name and Principal        Position and Offices                  Position and Offices
       Business Address*          with Underwriter                      with Registrant
      -----------------------   -----------------------------------   -------------------------------

      Mark J. Carr             President and Director                 None

      James R. Schmank         Vice President and Director            None

      Amy J. Lee               Chief Compliance Officer & Secretary   Vice President and Secretary

      Brenda M. Harwood        Vice President, Assistant Treasurer    Treasurer & Chief Compliance
                               and Director                           Officer

                                                                      President, Chairman, and
      Richard M. Goldman       Director                               Director

      Dale W. Martin, Jr.      Director                               None

      Thomas R. Kaehr          Treasurer                              None

      Christopher D. Swickard  Assistant Secretary                    Assistant Secretary

      Carmen R. Hill           Assistant Vice President               None

      *For all persons listed, other than Mr. Goldman, the principal business address is One Security Benefit Place, Topeka, Kansas 66636-0001. Mr. Goldman's principal business address is Six Landmark Square, Stamford, Connecticut 06901.

(c)   Not applicable.

Item 28. Location of Accounts and Records

Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106.

Item 29.      Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 ("1933 Act"), and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to its Registration Statement under rule 485(b) of the 1933 Act and has duly caused this Post-Effective Amendment No. 108 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 2nd day of February 2009.

                         SECURITY LARGE CAP VALUE FUND
                         (Registrant)

                    By:  RICHARD M. GOLDMAN
                         -----------------------------------------------------
                         Richard M. Goldman, President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 2nd day of February 2009.

Jerry B. Farley                          SECURITY LARGE CAP VALUE FUND
Director
                         By:               BRENDA M. HARWOOD
Donald A. Chubb, Jr.          --------------------------------------------------
Director                      Brenda M. Harwood, as Attorney-In-Fact for the
                              Officers Whose Names Appear Opposite
Penny A. Lumpkin
Director                 By:               BRENDA M. HARWOOD
                              --------------------------------------------------
Harry W. Craig, Jr.           Brenda M. Harwood, Treasurer
Director                      (principal financial officer and principal
                              accounting officer)
Maynard Oliverius
Director                 By:                  RICHARD M. GOLDMAN
                              --------------------------------------------------
                              Richard M. Goldman, President, Director and
                              Chairman of the Board

                                  Exhibit List

(j)   Consent of Independent Registered Public Accounting Firm